UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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McDonald’s Corporation

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2021 Notice of Annual Shareholders’ Meeting and Proxy Statement

Chairman’s Letter

Dear McDonald’s Shareholders, Colleagues, Crew Members, Franchisees and Customers,

In my 2020 annual letter, I discussed the unprecedented challenges brought about by the COVID-19 pandemic. Since then, those challenges have only intensified. Our world has been tested and strained.

Amidst such upheaval, I couldn’t be prouder of how McDonald’s has responded, both as a business and as an engaged leader and positive presence in the local communities where we serve. My belief in this great brand’s long-term success has only been reinforced—and I’d like to tell you why.

Integrity of the McDonald’s leadership team. The pandemic was a decisive moment for our business, as it was for so many others. We faced severe restrictions in many markets, and uncertainty across every part of our System. Such adversity reveals the capability and character of an organization. It’s easy to lead when everything is going well, but what really counts is how you respond when times get tough.

Our Board has been actively involved in overseeing management’s response to the pandemic, and it is no understatement to say that Chris and his team have masterfully stewarded McDonald’s through the most challenging period in our history. They have navigated the brand through unprecedented economic and societal disruption while inspiring the System to perform at its best.

Throughout the past year, our Board and Senior Leadership Team remained focused on protecting the health and safety of our people and our customers, preserving financial flexibility, maintaining discipline, and serving our communities. Thanks to the integrity and determination shown by the entire Senior Leadership Team and all three legs of our stool, the business delivered nearly $20 billion in full year revenue and more than $90 billion in full year systemwide sales—an exceptional success in an historically difficult year. The markets that remained largely operational in 2020, such as the U.S., Australia and Japan, continued to grow comparable sales year over year, and as a result of our resilient performance, the momentum with which McDonald’s entered the pandemic is now being restored.

Strength of the System. As proud as I am of McDonald’s financial performance in 2020, what inspires me even more is the strength of our System—our greatest competitive advantage—and all of the people who make up our McFamily. Along with a steadfast commitment to safely and reliably serving our customers through the pandemic, our people demonstrated numerous examples of kindness, generosity and teamwork, showing the very best of what McDonald’s can do in the communities we serve. And that’s not to mention the fact that our System coordinated one of the world’s largest supply chains to ensure no break in supply in restaurants during the pandemic’s most difficult period.

McDonald’s role in the world. McDonald’s is the most local global company in the world, with an unmatched physical and emotional footprint in 39,000 restaurants in communities across more than 100 countries. It was the genius of Ray Kroc to foresee that having owner-operators and suppliers come from and rooted in the local community would take responsibility for helping it flourish. We understand where and how to show up for those communities because we’re neighbors.

It is this authentic connection to the communities we call home that inspires our brand values. We feel a responsibility to serve in the fullest sense—to do the right thing, the right way, as best we can for stakeholders in every community.

2	McDonald’s Corporation

That is why Chris and our Senior Leadership Team made it a priority in 2020 to redefine our purpose and refresh our values, as part of the company’s bold new strategy, Accelerating the Arches. With McDonald’s mission, purpose, and values at its heart, Accelerating the Arches is more than a business strategy with exciting new initiatives to meet the changing needs of our customers. It is also a platform McDonald’s will use to meet society’s evolving expectations of modern businesses to make a difference in the world.

In support of that effort, McDonald’s announced several important leadership appointments last year, including Heidi Capozzi as Global Chief People Officer and Katie Fallon to lead our new Global Impact Team; the promotion of Alistair Macrow to Global Chief Marketing Officer; and the selections of Reggie Miller as Global Head of Diversity, Equity and Inclusion, and Tiffanie Boyd as U.S. Chief People Officer.

We will continue to accelerate meaningful change, including through our commitment to develop and support a more diverse talent pipeline. In February 2021, the company announced the addition of new annual targets designed to meet our five-year DEI goals and hold our executives directly accountable. This is a significant step in the right direction. And while I am proud that diverse representation is strong on our Board, there is a lot more work to be done across the company, and we will not let up on our efforts.

The start of a new chapter and hope of a brighter year. Together, we have marveled at the collective brilliance of researchers and scientists around the world who have produced—in record time—multiple COVID-19 vaccines that will save millions of lives.

My hope for 2021 is that such progress is a sign of a brighter year for all. As tough as 2020 was, inspired by our visionary leadership team and fortified by our System’s unique strengths and competitive advantages, McDonald’s is well positioned to continue building back.

The Board’s commitment to stewarding shareholders’ investments remains at the heart of our decision making, alongside our focus on doing right by our System, our customers, and our communities. We believe the company’s progress in 2020 only strengthens McDonald’s investment approach and its long-term prospects, as reflected in the October decision to continue the company’s more than 40-year tradition of annual dividend increases.

The Board would like to extend a sincere and heartfelt thank you to every single member of the McDonald’s System for their tireless efforts, achievements, and dedication.

We also would like to thank McDonald’s investors for your continued support. We look forward to keeping you updated on the company’s progress—and hopefully, to better days ahead for us all in 2021.

Sincerely,

Rick Hernandez
Chairman of the Board

2021 Proxy Statement	3

Notice of 2021 Annual Shareholders’ Meeting

Meeting Date and Time	Virtual Shareholders’ Meeting
Thursday, May 20, 2021 9:30 a.m. Central Time

McDonald’s Corporation (the Company) will have a virtual meeting at www.virtualshareholdermeeting.com/MCD2021. There will not be a physical location for our 2021 Annual Shareholders’ Meeting, and you will not be able to attend the meeting in person.

We will provide the Notice of Internet Availability, electronic delivery of the proxy materials or mailing of the 2021 Proxy Statement, the 2020 Annual Report on Form 10-K and a proxy card to shareholders beginning on or about April 8, 2021.

To McDonald´s Corporation Shareholders:

We will hold our 2021 Annual Shareholders’ Meeting on Thursday, May 20, 2021. Shareholders will be asked to vote upon the following proposals:

Agenda		Our Board’s Voting Recommendation
Proposal 1	Election of 12 Directors named in this Proxy Statement;	FOR EACH DIRECTOR NOMINEE
Proposal 2	Advisory vote to approve executive compensation;	FOR
Proposal 3	Advisory vote to approve the appointment of Ernst & Young LLP (EY) as our independent auditor for 2021;	FOR
Proposals 4–6	Advisory votes on 3 shareholder proposals, each only if properly presented.	AGAINST EACH SHAREHOLDER PROPOSAL
In addition, we will transact any other business properly presented at the meeting, including any adjournment or postponement thereof, by or at the direction of the Board of Directors.

Who Can Vote: Shareholders at the close of business on March 22, 2021 (the record date), can vote on matters presented for our Annual Shareholders’ Meeting. Each share of common stock is entitled to one vote for each Director and one vote for each other proposal.

How to Attend the 2021 Virtual Annual Shareholders’ Meeting: We will have a virtual Annual Shareholders’ Meeting at www.virtualshareholdermeeting.com/MCD2021. To be admitted to the Annual Shareholders’ Meeting as a shareholder, you must enter the 16-digit control number on your proxy card, voting instruction form or Notice of Internet Availability. Shareholders who do not receive a 16-digit control number should consult their voting instruction form or Notice of Internet Availability and may need to request a legal proxy to participate. For more information, please see page 83. We encourage you to vote and submit your proxy before the meeting.

By order of our Board of Directors,

Mahrukh S. Hussain
Vice President, Interim General Counsel and Corporate Secretary

McDonald’s Corporation
110 North Carpenter Street, Chicago, Illinois 60607
April 8, 2021

Important Voting Information
Please carefully review the proxy materials and follow the instructions below to cast your vote by 11:59 p.m. Central Time on May 19, 2021, using one of the following options:

Registered Shareholders: If you hold shares through our transfer agent, Computershare:
Internet www.proxyvote.com
Tablet or Smartphone Scan this QR code to vote with your mobile device:
Telephone 800-690-6903, dial toll-free 24/7
Mail If you received a proxy card by mail, you may mark, date, sign and return it in the postage-paid envelope furnished for that purpose.

Beneficial Owners: If you hold shares through your bank or brokerage account:
Internet www.proxyvote.com
Tablet or Smartphone Scan this QR code to vote with your mobile device:
Telephone 800-454-8683, dial toll-free 24/7
Mail If you received a voting instruction form by mail, you may mark, date, sign and return it in the postage-paid envelope furnished for that purpose.
If you do not receive a 16-digit control number, please consult your voting instruction form or Notice of Internet Availability of materials.

Your Vote is Important. Please consider the issues presented in this Proxy Statement and vote your shares as promptly as possible.

4	McDonald’s Corporation

2021 Proxy Statement	5

Proxy Summary

About McDonald’s

2020 Performance

The Company faced significant challenges in 2020 related to the COVID-19 pandemic. Although the pandemic impacted every market in which we operate, we successfully navigated the most challenging period in our Company’s history. Our leadership navigated our Brand through unprecedented economic and societal disruption while inspiring our System to perform at its best. Teams worked to feed and foster communities, make safety and service a priority, put customers and people first, and run great restaurants.

The resilience of the McDonald’s System – franchisees, supply chain, and the Company (the System) – was on display in an uncertain environment. We announced a new growth strategy, Accelerating the Arches, reflective of our purpose, mission, values and growth pillars, which highlight our competitive advantages. This resulted in $19.2 billion in full year revenue and more than $90 billion in full year Systemwide Sales.1

In addition, we continued to deliver strong results for our shareholders over both the one- and three-year2 periods:

11.3% Cumulative 1-Year TOTAL SHAREHOLDER RETURN ending December 31, 2020	34.2% Cumulative 3-year TOTAL SHAREHOLDER RETURN ending December 31, 2020

We remain confident that by investing for the future for both the short- and long-term, and leveraging our competitive strengths, we will continue to capture market share and drive long-term, sustainable growth for all stakeholders.

New Leadership Team	NEW

Building on the prior appointments of Christopher Kempczinski as President and CEO; Ian Borden as President, International; and Joseph Erlinger as President, McDonald’s USA; Mr. Kempczinski continued to build his leadership team with our Board’s oversight. Mr. Kempczinski has made values a priority since becoming CEO, and has focused on hiring and promoting leaders that will help our Company embrace our values.

Heidi Capozzi joined the Company as Executive Vice President and Global Chief People Officer. Katherine Fallon joined the Company in a newly created role as Executive Vice President and Chief Global Impact Officer to oversee our ongoing efforts to affect positive change around the world. The Company also made notable hires beyond our executive team, including Reginald Miller, Vice President and Global Diversity, Equity and Inclusion Officer; Bethany Tate Cornell, Senior Vice President – Chief Learning & Development Officer; and Tiffanie Boyd, Senior Vice President - U.S. Chief People Officer, as well as Alistair Macrow’s promotion to Senior Vice President and Global Chief Marketing Officer.

____________________

[1]	Systemwide sales include sales at all restaurants, whether operated by the Company or by franchisees. While franchised sales are not recorded as revenues by the Company, management believes the information is important in understanding the Company’s financial performance, because these sales are the basis on which the Company calculates and records franchised revenues and are indicative of the financial health of the franchisee base. The Company’s revenues consist solely of sales by Company-operated restaurants and fees from franchised restaurants operated by conventional franchisees, developmental licensees and affiliates. Changes in Systemwide sales are primarily driven by comparable sales and net restaurant unit expansion.
[2]	As reported on Bloomberg.com as of December 31, 2020.

6	McDonald’s Corporation

Proxy Summary

Company Values	NEW

From time to time, we have reinvigorated our values to stay responsive to the changing needs of our customers. In 2020, we did just that – clarifying what guides us and what we stand for to make the values of this Brand as clear, concise and relevant to today as possible.

We started by looking at the history of our values and the stories around our System of people showing up for each other and their communities. We also conducted a listening tour to hear directly from employees, franchisees and suppliers around the world to better understand what values mean to them and what makes them proud to be part of our McFamily.

Following these efforts, we have refined and recommitted to five values that we believe will continue to inspire and direct our System for years to come. These values include:
✓Serve: We Put Our Customers and People First. ✓ Inclusion:We Open Our Doors to Everyone. ✓ Integrity: We Do the Right Thing.	✓ Community:We Are Good Neighbors. ✓ Family:We Get Better Together.

Accelerating the Arches	NEW

In November 2020, we announced a new growth strategy, Accelerating the Arches, which focuses on the imperative that we deliver across five critical areas: our purpose to feed and foster community; our mission of making delicious feel-good moments easy for everyone; our values as described above; our growth pillars and our foundation of running great restaurants and empowering our people.

Accelerating the Arches

Strategic Plan

Our Purpose

Feed and foster community

Our Mission

Making delicious feel-good moments easy for everyone

Our Values

Our Growth Pillars

Maximize our Marketing
- Brand
- Affordability

Commit to the Core
- Burger
- Chicken
- Coffee

Double Down on the 3Ds
- Delivery
- Digital
- Drive Thru

Foundation

Run Great Restaurants and Empower Our People

2021 Proxy Statement	7

Proxy Summary

Accelerating the Arches also prioritizes three growth pillars. We believe that Accelerating the Arches will build on our inherent strengths by harnessing our competitive advantages and investing in innovations that will enhance the customer experience and deliver long-term growth.

In addition, we will elevate our people practices to make people feel welcomed, valued and included within the McDonald’s community. We live by our values every day and are committed to fostering a safe, respectful and inclusive workplace, providing quality jobs and making opportunity open to all.

For more information on our MCD growth pillars, please see our “Strategic Direction” discussion located at page 9 of the Company’s Annual Report on Form 10-K. More information on our mission and values is available at: https://corporate.mcdonalds.com/corpmcd/our-company/who-we-are/our-values.html.

Responding to COVID-19	NEW

Throughout the COVID-19 pandemic, we have prioritized protecting the well-being of crew, customers and employees, and this principle continues to guide the decisions we make. McDonald’s and our franchisees took proactive steps to help promote health and safety in our restaurants across all our communities, including:

Enhanced Restaurant Health and Safety Protocols

●	Elevated standards through our new “Safety+” framework for enhanced hygiene and safety standards;
●	Requiring customers and crew to wear masks;
●	Requiring gloves and protective panels in front and back-of house, where appropriate;
●	Administering social distancing guidance through floor stickers;
●	Implementing additional cleaning and sanitation protocols;
●	Increasing use of contactless payment; and
●	Performing daily wellness checks of crew, including temperature checks.

Additional Support to U.S. Company-Owned Restaurant Crew and Corporate Staff

●	Granted two weeks off work with pay to employees of Company-owned restaurants in the U.S. for COVID-related absence; and
●	Offering enhanced health and financial benefits for eligible Company-owned restaurant employees and corporate staff, including virtual care expansion and 401(k) flexibility.

Safety Reaffirmation Visits

●	Visiting franchise locations to support execution of safety protocols.

Furthermore, management reviewed risks relative to the Company’s enterprise-wide risk management (ERM) framework and worked to incorporate learnings quickly as the risk landscape evolved and to provide feedback to markets and business unit leads. For more information on the ERM framework, see page 35.

8	McDonald’s Corporation

Proxy Summary

Diversity, Equity and Inclusion	NEW

Our aspiration is that no matter where you are in the world, when you interact with McDonald’s, inclusivity and equity are evident. We believe that a diverse workforce is critical to McDonald’s success, and we are committed to making this a continued priority for our Company. Our Board reflects this commitment as half of the 12 members are women or racially diverse, including the Chairman of the Board. With this leadership, the Company recently launched a new global diversity, equity and inclusion (DEI) strategy designed to drive accountability across our System to better represent the diverse communities in which McDonald’s operates, to accelerate cultures of inclusion and belonging, and to further dismantle barriers to economic opportunity.

The Company’s enhanced DEI strategy builds on existing initiatives from across our business, including:

●	Our ongoing initiative to improve the representation of women and underrepresented groups at all levels of the Company;
●	Long-standing work designed to encourage franchisees and suppliers to create greater diversity in their own organizations;
●	Upholding human rights and cultivating a respectful workplace that is ethical, truthful and dependable; and
●	Our commitment to equitable pay among Company employees with comparable job responsibilities, experience, performance and contributions.

Additionally, we have announced goals (a) to increase women in leadership roles, Senior Director and above, from 37% to 45% globally by the end of 2025, with a goal of reaching gender parity by the end of 2030 and (b) to increase representation of historically underrepresented groups in leadership roles, Senior Director and above in the US, from 29% to 35% by the end of 2025. We are serious about holding ourselves and our leaders accountable to these foundational commitments. Thus, beginning in 2021, in addition to financial metrics, annual incentive compensation for our executives also will include metrics that measure the Company’s success in certain aspects of human capital management.

2021 Proxy Statement	9

Proxy Summary

Our Impact and Brand Purpose	NEW

Our purpose at McDonald’s is to feed and foster communities. As part of our Accelerating the Arches strategy, we have prioritized our role and commitment in the communities in which we operate to focus on four areas:

Food Quality and Sourcing	Our Planet

We are helping to create a future of quality, secure and sustainable food, because how our food is produced and where it comes from matters to our customers, communities and the environment.

The safety and quality of our food is a top priority and we are constantly innovating to strive to meet and exceed our customers’ expectations. This also includes sourcing quality ingredients in responsible ways, supporting farming communities and evolving the Happy Meal to make balanced meals more accessible to families around the globe.

McDonald’s partners with a global network of suppliers and farmers to provide quality ingredients and packaging materials. By engaging our supply chain, we have greater visibility and together work toward commitments that support more sustainable production, so we can continue to serve our customers delicious meals they know and love.

In partnership with our franchisees, suppliers and producers, we’re finding new and innovative ways to drive climate solutions, keep waste out of nature, and conserve forests and natural resources. From minimizing how much packaging we use to investing in renewable energy and partnering to advance sustainable and regenerative agriculture practices – we want to help protect our planet for communities today and in the future.

We were the first global restaurant company to address climate change by setting science-based targets to reduce greenhouse gas emissions in our restaurants, offices and across our supply chain. By 2030, we expect to prevent approximately 150 million tons of greenhouse gas emissions from being released into the atmosphere.

In 2020, we continued investment in large-scale renewable energy projects through virtual power purchase agreements and also unveiled a first-of-its-kind restaurant designed to create enough renewable energy on-site to cover 100% of its own energy needs on a net annual basis.

Community Connection	Jobs, Inclusion and Empowerment

We are supporting connection, families and communities, because being part of the community means supporting people every day, and especially when they need it most.

In 2020, we worked together with our suppliers, franchisees and partners, not just to keep McDonald’s restaurants open and running safely, but also to provide donations of food to help support communities.

We are proud to support the Ronald McDonald House Charities® (RMHC®), to enable families to stay together near world-class care facilities when a child is diagnosed with life-threatening illness. In 2020, we announced a five-year commitment to RMHC totaling $100 million.

McDonald’s has always been a people business. Fostering safe, respectful and inclusive workplaces wherever we do business is integral to McDonald’s and we will continue to hold ourselves to the highest standards.

In accordance with our values, we are working to represent the diverse communities in which we operate, accelerate cultures of inclusion and belonging, and dismantle barriers to economic opportunity.

We are also committed to leveraging our scale to provide training and education programs. For example, through our Youth Opportunity program, we aim to reduce barriers to employment for young people, through pre-employment job readiness training, employment opportunities, and workplace development programs.

See the Company’s website for more information on our impact strategies, goals and consolidated ESG performance tracking, including SASB Index: https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact/impact-strategy-and-reporting.html.

10	McDonald’s Corporation

Proxy Summary

Governance Highlights

Governance Practices

Our Board reflects strong corporate governance practices, as highlighted in the below chart:

Board and Governance Practices
●Separate Chairman and CEO
●11 of 12 Directors are independent (all except CEO)
●All standing Committees are independent (except Executive Committee, chaired by our CEO)
●Demonstrated commitment to diversity, with 50% of our Board comprised of diverse Directors (25% women and 25% racially/ethnically diverse)
●50% of Directors joining our Board since 2015
●Refreshed Director Selection Process guidelines align with Accelerating the Arches  NEW
●No Directors who are current public-company CEOs serve on more than one outside Board

●Executive sessions of independent Directors scheduled for Board and Committee meetings
●Robust annual Board and Director peer assessments compiled by an independent third party; additional Committee self-evaluations and 1:1 discussions between the Chairman and Directors
●Regular succession planning and effective leadership transitions at the CEO, executive management and Board levels
●No special interest Directors / our Board nominees represent the interest of all shareholders

●Majority voting standard for uncontested Director elections
●Proxy access for Director candidates nominated by shareholders reflecting standard market practices
●Meaningful thresholds for shareholders to call special meetings
●Significant Director stock ownership requirements
●No Director hedging/pledging of Company stock
●Public disclosure of corporate political contributions and certain trade association memberships
●Significant shareholder outreach and engagement program
●Access to independent advisors

In addition to the above practices, our 2020 governance highlights include:

Oversight of Leadership & Culture Evolution NEW	Oversight of the Development of Accelerating the Arches NEW
Our Board considers executive succession plans on an ongoing basis, as well as the skills, experiences and attributes needed to be an effective leader in light of our global business strategies, opportunities and challenges. As described above, in 2020, Mr. Kempczinski continued to build his leadership team with our Board’s oversight, reshaping corporate culture and reflecting a diverse and talented group of leaders, including a new Global Chief People Officer and Chief Global Impact Officer.

Our Board regularly reviews our Company’s performance and oversees management’s development of our business strategy. In 2020, our Board oversaw management’s development and adoption of Accelerating the Arches. Our Board’s engagement in the Company’s business and oversight of Company strategy provides our Board with important perspectives for our ever-changing business environment.

2021 Proxy Statement	11

Proxy Summary

Shareholder Engagement

We understand the importance of engaging with shareholders and are committed to regularly hearing our shareholders’ perspectives. Our Board and management team have developed a robust shareholder engagement program. Since our last Annual Shareholders’ Meeting, we reached out to shareholders that represent nearly 50% of our outstanding shares. We engage on topics of importance to both the Company and shareholders. In addition to discussing our business strategy and initiatives, as well as our results and financial performance, we engage on other matters, such as our response to COVID-19; our initiatives related to diversity, equity and inclusion; human capital management; executive compensation; Board composition, tenure and refreshment, and environmental and sustainability topics.

Shareholder feedback received through direct discussions and prior shareholder votes, as well as engagement with proxy and other investor advisory firms that represent the interests of a wide array of shareholders, is reported to our Governance Committee and other relevant Committees periodically throughout the year. We also review our practices against guidelines published by shareholders and proxy advisory firms.

Following are highlights of our shareholder engagement program:

●Response to COVID-19 ●Company Values and Culture ●Business Strategy and Performance ●Board Oversight ●Human Capital Management, including Diversity, Equity and Inclusion	●Board Governance, Composition, Tenure and Refreshment ●Environmental, Social, and Sustainability Topics, including Climate Change ●Executive Compensation

Ongoing Commitment to Board and Committee Refreshment

Our Governance Committee and Board believe that there should be a balance of institutional knowledge and fresh perspectives among our Directors. Our Governance Committee and our Board remain committed to ongoing refreshment. Notably, 50% of our Directors have joined our Board since 2015.

Additionally, our Governance Committee reviews the Director Selection Process guidelines annually. In 2020, our Governance Committee approved updated Director Selection Process guidelines to more closely align with the Company’s values and the strategic drivers associated with Accelerating the Arches. These updates highlight important areas of focus for the Company and our investors, including cybersecurity, digital business models, human capital management, diversity and inclusion, and sustainability.

12	McDonald’s Corporation

Proxy Summary

Overview of Directors

Following is an overview of our Directors, all of whom are standing for re-election at the Annual Shareholders’ Meeting. Additional information regarding our Director nominees begins on page 17.

Name	Director Since	Primary Occupation	Independent	Standing Committee Membership						Other Public Company Boards
				AFC	CC	GC	SCR	PPS	EC
Lloyd Dean	2015	CEO CommonSpirit Health								1
Robert Eckert	2003	Operating Partner Friedman, Fleischer & Lowe								3
Catherine Engelbert	2019	Commissioner Women’s National Basketball Association								1
Margaret Georgiadis	2015	Endurance Partner-in- Residence General Catalyst								0
Enrique Hernandez, Jr. Chairman of the Board	1996	Executive Chairman Inter-Con Security Systems, Inc.								1
Christopher Kempczinski	2019	President and CEO McDonald’s Corporation								0
Richard Lenny	2005	Non-executive Chairman Conagra Brands, Inc.								2
John Mulligan	2015	EVP and COO Target Corporation								0
Sheila Penrose	2006	Former Non-executive Chairman Jones Lang LaSalle Incorporated								1
John Rogers, Jr.	2003	Founder, Chairman, Co-CEO and CIO Ariel Investments, LLC								2
Paul Walsh	2019	Executive Chairman McLaren Group Limited								2
Miles White	2009	Executive Chairman Abbott Laboratories								2
AFC	Audit & Finance Committee	SCR	Sustainability & Corporate Responsibility Committee	Member
CC	Compensation Committee	PPS	Public Policy & Strategy Committee	Committee Chair
GC	Governance Committee	EC	Executive Committee	Financial Expert

2021 Proxy Statement	13

Proxy Summary

Executive Compensation Highlights

Our executive compensation program supports the following long-standing guiding principles, each of which drive the design, implementation and risk profile of our compensation program:

●	Pay-for-performance;
●	Drive business results with a focus on creating long-term shareholder value; and
●	Pay competitively.

Performance-Based Compensation Philosophy

Our executives’ compensation opportunity is predominantly performance-based, consisting of both annual and long-term incentive awards subject to objective performance thresholds, as reflected in the below graphic:

90% 90% of CEO’s target total direct compensation opportunity* is performance-based	80% 80% of other named executive officers’ target total direct compensation opportunity* as a group is performance-based

*	The above charts represent our CEO and other NEOs’ target total direct compensation for 2020, using their full salaries without the temporary reductions described below, target Short-Term Incentive Plan (STIP) payouts as set at the beginning of 2020, and ASC 718 values for equity awards granted in 2020 (excluding one-time sign-on awards for Ms. Capozzi in connection with her hire).

Compensation Practices

What We Do	What We Do Not Do
✓Strong pay-for-performance alignment
✓Robust performance targets, and payouts under our incentive plans can vary significantly based on Company performance
✓Performance metrics support our growth strategy and align interests of management with interests of shareholders
✓Majority of total direct compensation paid over the long-term
✓Significant stock ownership and retention requirements
✓Clawback provisions in equity agreements and STIP
✓Independent compensation consultant
✓Double-trigger change in control equity provisions
✕Change in control agreements ✕Tax gross-up on perquisites ✕Repricing of stock options ✕Backdating of stock options ✕Encourage unreasonable risk taking ✕Employment agreements ✕Hedging or pledging

14	McDonald’s Corporation

Proxy Summary

Compensation Program Summary for 2020

The following summarizes our key compensation elements and percentage of direct CEO pay opportunity for 2020:

Key compensation elements and % of CEO pay opportunity	Primary metrics	Key terms
Base Salary	N/A	●Decided based on competitive considerations, scope of responsibilities, individual performance, tenure in position, internal pay equity and the effect on our general and administrative expenses
Short-Term Incentive Plan (STIP)	●Operating income growth (weighted 50%) ●Systemwide sales growth (weighted 25%) ●Comparable guest count growth (weighted 25%)
●Operating income growth requires the Company to balance increases in revenue with financial discipline to produce strong margins and a high level of cash flow
●Systemwide sales is important in a franchise business and is a measure of our franchisees’ financial health
●Comparable guest count growth is a measure of our business’s long-term health
●Payouts are limited to 200% of the target award

Long-Term Incentives
Performance-Based Restricted Stock Units (PRSUs)	●Earnings per share (EPS) growth ●Return on incremental invested capital (ROIIC) ●Relative total shareholder return (TSR)
●Provide the right to receive a share of McDonald’s stock at the end of a three-year service period, subject to the Company’s achievement of two key financial metrics, EPS and ROIIC
●Also subject to a modifier based on relative TSR over the performance period compared to the S&P 500 Index
●Payouts are limited to 200% of the target award
●See page 48 for more information on PRSU metrics

Stock Options	●Share price
●Provide value only if our share price increased (with an exercise price equaling the stock price on the grant date), which closely aligned executive pay with shareholder interests
●Vest ratably 25% per year with a 10-year term

Impact of COVID-19 on Executive Compensation

As a result of the COVID-19 pandemic on our business, the Company did not achieve the minimum required thresholds on the financial performance metrics for a payout under the STIP. Guided by the Company’s pay-for-performance philosophy, the Compensation Committee did not adjust original performance targets or results to account for the impact of the COVID-19 pandemic. Therefore, executive payouts under the 2020 STIP were $0. Further, our 2018-2020 performance-based restricted stock units awarded to our executive officers vested at 0%.

In addition, our NEOs other than Ms. Capozzi (whose employment with McDonald’s commenced after this decision was made) agreed to temporary base salary reductions in light of the effects of the COVID-19 pandemic across our System. Mr. Kempczinski took a 50% reduction in salary and Messrs. Ozan, Borden, Erlinger and Krulewitch each took a 25% reduction for nearly six months.

While COVID-19 significantly impacted our executives’ overall compensation, employees below the executive level received a portion of their 2020 annual bonus based upon individual contributions. Further, the Company did not implement any broad-based furloughs, lay-offs or pay reductions.

2021 Proxy Statement	15

Proxy Summary

Considering our Say on Pay Results

The Compensation Committee considers feedback received through direct dialogue with investors, as well as our prior year “Say on Pay” results. While our “Say on Pay” proposal received meaningful support in 2020, it was below our strong historical support levels from each of the prior five years. Accordingly, the Company engaged with shareholders to better understand what drove their votes. Although certain investors were not supportive of the benefits the Company provided to our former CEO upon his termination, overall we found shareholders were generally supportive of our executive compensation program and practices and continue to support our pay-for-performance framework.

Key Changes for 2021	NEW

As a result of the COVID-19 pandemic, the macroeconomic operating environment and consumer expectations changed dramatically in 2020, which informed the development of our Accelerating the Arches growth plan. Consistent with this strategy and current consumer behavior, the Committee revised the STIP metrics for 2021 to increase executives’ focus on driving key top and bottom line measures, systemwide sales growth and operating income growth.

The Committee also introduced new metrics focused on human capital management to reinforce the importance of the Company’s values and to hold executives accountable for making progress in diversity, equity and inclusion. Therefore, for 2021, STIP metrics will be operating income growth (weighted 42.5%), Systemwide sales growth (weighted 42.5%) and human capital metrics (weighted 15%).

Voting Matters and Recommendations

We are asking shareholders to vote on the following matters at our 2021 Annual Shareholders’ Meeting:

Item to be Voted on		Board’s Recommendation	Page
Management Proposals
Proposal 1	Election of 12 Directors named in this Proxy Statement, each for a one-year term expiring in 2022	FOR EACH NOMINEE	17
Proposal 2	Advisory vote to approve executive compensation	FOR	41
Proposal 3	Advisory vote to approve the appointment of Ernst & Young LLP (EY) as our independent auditor for 2021	FOR	62
Shareholder Proposals
Proposals 4 - 6	Advisory vote on 3 shareholder proposals, each only if properly presented	AGAINST ALL SHAREHOLDER PROPOSALS	65-73

Forward-Looking Statements and Website Links

This Proxy Statement includes forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of words such as “could,” “should,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain” and “confident” or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business and industry are forward-looking statements. They reflect our expectations, are not guarantees of performance and speak only as of the date of this Proxy Statement. Except as required by law, we do not undertake to update such forward-looking statements. Our business results are subject to a variety of risks, including those considerations or risks that are reflected “Risk Factors” in our 2020 Annual Report on Form 10-K, as well as elsewhere in our filings with the SEC. If any of these considerations or risks materialize, our expectations (or underlying assumptions) may change or not be realized and our performance may be adversely affected. Therefore, you should not rely unduly on any forward-looking statements. Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

16	McDonald’s Corporation

Election of Directors

PROPOSAL 1	Election of Directors
Our Board of Directors recommends the following 12 nominees for election to our Board of Directors for a one-year term beginning in May and continuing until the 2022 Annual Shareholders’ Meeting and until their successors have been elected and qualified:
1. Lloyd Dean	4. Margaret Georgiadis	7. Richard Lenny	10. John Rogers, Jr.
2. Robert Eckert	5. Enrique Hernandez, Jr.	8. John Mulligan	11. Paul Walsh
3. Catherine Engelbert	6. Christopher Kempczinski	9. Sheila Penrose	12. Miles White
Our Board recommends a vote FOR each of the 12 Director nominees.

With the exception of our CEO, all Director nominees are independent. Our Board expects all nominees to be available for election. If any of them becomes unable to serve at any time prior to the Annual Shareholders’ Meeting, our Board may substitute another person as a nominee or may reduce the number of Directors to eliminate the vacancy. If you have voted for the unavailable nominee, your shares will be voted for any substitute nominee.

Nominees who receive a majority of the votes cast will be elected. If any Director does not receive a majority of the votes cast, he or she has tendered an irrevocable resignation that, subject to our Governance Committee’s recommendation and our Board’s acceptance, will be effective following the Annual Shareholders’ Meeting.

Director Qualifications

Our Board is a diverse, highly-engaged group of individuals that provides strong, effective oversight of the Company. Both individually and collectively, our Directors have the qualifications, skills and experience needed to inform and oversee the Company’s long-term priorities, including our Accelerating the Arches growth strategy.

Importantly, each Director has senior executive experience, in many cases having served in leadership roles as CEOs or high-level executives of large, complex, global organizations. Specifically, several Directors have leadership experience in the consumer products or food sectors, which is particularly relevant to our business as a leading global foodservice retailer. Consistent with Accelerating the Arches, our Board values expertise in information technology/ cybersecurity, human capital management, diversity and inclusion, and sustainability matters, which continue to be important areas of focus for the Company and our investors. This experience, along with the other skills and attributes discussed below and described more fully in the Company’s Director Selection Process guidelines, are key considerations in evaluating the composition of our Board.

Our Director nominees’ individual skills and experiences are included on the following pages. In addition, all Director nominees demonstrate the following qualities:

Key Attributes and Skills of All Director Nominees

●	High integrity and business ethics
●	Strength of character and judgment
●	Ability to devote significant time to Board duties
●	Desire and ability to continually build expertise in emerging areas of strategic focus for the Company
●	Demonstrated focus on promoting equality
●	Business and professional achievements
●	Ability to represent the interests of all shareholders
●	Knowledge of corporate governance matters
●	Understanding of the advisory and proactive oversight responsibility of the Board
●	Comprehension of their role as a public company director and the fiduciary duties owed to shareholders
●	Intellectual and analytical skills

2021 Proxy Statement	17

Election of Directors

In addition, our Director nominees contribute to our Board the individual experiences, qualifications, attributes, skills and self-identified diversity traits as shown in the following matrix. The skills identified in the matrix are intended as a high-level summary and not an exhaustive list:

BRAND MANAGEMENT: Contributes to an understanding of how the Company’s business, standards and performance are essential to protecting and increasing the value of the McDonald’s brand
CUSTOMER-CENTRIC: Provides an understanding of the Company’s business, operations and customer-centric Accelerating the Arches growth strategy, focusing on the purpose, values and growth pillars of the Company
DIGITAL: Provides an understanding of how the 3 D’s (digital, delivery and drive thru) leverage competitive strengths
FINANCE/CAPITAL MARKETS: Supports the oversight of the Company’s financial statements and strategy and financial reporting to investors and other stakeholders
GLOBAL EXPERIENCE: Contributes to an understanding of how the Company’s business is structured to enable the right level of support for our international markets, as well as the sharing of solutions across international markets
HUMAN CAPITAL MANAGEMENT: Provides an understanding of how the Company manages and develops its workforce and focuses on promoting equality throughout the organization
INFORMATION TECHNOLOGY/CYBERSECURITY: Contributes to an understanding of information technology capabilities, cloud computing, scalable data analytics and risks associated with cybersecurity matters
MARKETING: Provides awareness of culturally relevant approaches that effectively communicate the story of our brand, food and purpose
OTHER PUBLIC COMPANY BOARD: Demonstrates a practical understanding of organizations, processes, governance and oversight of strategy, risk management and growth
REAL ESTATE: Provides an understanding of how owning or leasing real estate, combined with co-investment by franchisees, enables the Company to achieve high restaurant performance levels
SUSTAINABILITY/CORPORATE RESPONSIBILITY: Contributes to an understanding of sustainability issues and corporate responsibility, and their relationship to the Company’s business and strategy
RACE/ETHNICITY
African American or Black
Hispanic or Latinx
White or Caucasian
GENDER
Female
Male

For more information on our Board diversity, see page 26.

18	McDonald’s Corporation

Election of Directors

Further biographical information about each Director, including his or her professional experience, Committee memberships, qualifications and other directorships is set forth on the following pages.

Biographical Information

Skills and Qualifications	Lloyd Dean | 70		Independent
	Chief Executive Officer CommonSpirit Health	Director Since 2015	Board Committees Audit & Finance, Compensation

Professional Experience:
CommonSpirit Health, a non-profit, Catholic health system
●Chief Executive Officer (2019 - Present)

Dignity Health, one of the nation’s largest healthcare systems
●President and Chief Executive Officer (2000 - 2019)

Advocate Health Care, a healthcare organization
●Chief Operating Officer (1997 - 2000)

Director Qualifications:
In his career in executive management at leading healthcare organizations, Mr. Dean has led significant strategic, operational and financial transformations. He brings over 25 years of leadership, management and strategy experience to our Board, which contributes an important perspective to our Board’s discussion of opportunities and challenges in a constantly changing business environment. Mr. Dean’s healthcare experience and knowledge of health and safety risks has enhanced his ability to oversee human capital management, particularly in light of the COVID-19 pandemic. We also benefit from Mr. Dean’s finance, systems operations, service quality and human resources, customer-centric operations, community affairs, healthcare and regulatory experience. In addition, Mr. Dean’s qualification as an “audit committee financial expert” is an important attribute as a member of our Audit & Finance Committee.

Other Directorships:
Mr. Dean also serves on the board of Golden Arrow Merger Corp. Mr. Dean previously served on the boards of Navigant Consulting, Inc. and Wells Fargo & Company.

Skills and Qualifications	Robert Eckert | 66		Independent
	Operating Partner Friedman Fleischer & Lowe	Director Since 2003	Board Committees Public Policy & Strategy (Chair since 2016), Governance, Executive

Professional Experience:
Friedman Fleischer & Lowe, a private equity firm
●Operating Partner (2014 - Present)

Mattel, Inc., a leading global toy company and entertainment franchise
●Chairman Emeritus (2013 - Present)
●Chairman of the Board (2000 - 2012)
●Chief Executive Officer (2000 - 2011)

Kraft Foods Inc., a packaged food company
●President and Chief Executive Officer (1997 - 2000)

Director Qualifications:
Mr. Eckert’s service as a chief executive officer of large, global consumer branded and food products companies contributes to our Board’s understanding of business and product development, marketing, supply chain management and distribution, and consumer behavior. He brings experience as a senior executive of global consumer brand companies with high performance expectations. In addition, through his role on other companies’ boards, Mr. Eckert has extensive experience in corporate governance, leadership development and succession planning and finance.

Other Directorships:
Mr. Eckert also serves as the lead independent director of Amgen Inc., as Chair of the Board of Levi Strauss & Co. and as director of Uber Technologies, Inc.

2021 Proxy Statement	19

Election of Directors

Skills and Qualifications	Catherine Engelbert | 56		Independent
	Commissioner Women’s National Basketball Association	Director Since 2019	Board Committees Audit & Finance, Public Policy & Strategy

Professional Experience:
Women’s National Basketball Association,  a professional basketball league
●Commissioner (2019 - Present)

Deloitte LLP, an industry-leading audit, consulting, tax and advisory services firm
●Chief Executive Officer (2015 - 2019)

Deloitte & Touche LLP, audit subsidiary of Deloitte LLP
●Chairman and Chief Executive Officer (2014 - 2015)
●Partner (1998 - 2019)

Director Qualifications:
Ms. Engelbert’s experience as Commissioner of a professional sports league and as former chief executive officer of Deloitte LLP provides knowledge of global business operations, finance, leadership, brand, customer, strategy and risk management matters. Having led a firm of 100,000 professionals at Deloitte, she also brings significant experience in talent management. Ms. Engelbert previously served on the private company board of Deloitte LLP and as Chairman of Deloitte & Touche LLP, providing leadership and governance experience. She also served on the Strategic Investment, Risk, Regulatory & Government Relations, and Finance & Audit Committees of the board of Deloitte LLP, providing valuable regulatory experience. She is a Certified Public Accountant. Ms. Engelbert’s qualification as an “audit committee financial expert” is an important attribute as a member of our Audit &Finance Committee.

Other Directorships:
Ms. Engelbert also serves on the board of Royalty Pharma plc.

Skills and Qualifications	Margaret Georgiadis | 57		Independent
	Endurance Partner-in-Residence General Catalyst	Director Since 2015	Board Committees Audit & Finance, Sustainability & Corporate Responsibility

Professional Experience:
General Catalyst, a venture capital firm
●Endurance Partner-in-Residence (2021 - Present)

Synetro Group, a private investment and strategic advisory firm
●Managing Partner (2021 - Present)

Ancestry, a global family history and consumer genomics company
●President and Chief Executive Officer (2018 - 2020)

Mattel, Inc., a leading global toy company and entertainment franchise
●Chief Executive Officer (2017 - 2018)

Google Inc., a global technology company
●President, Americas (2011 - 2017)
●Vice President, Global Sales Operations (2009 - 2011)

Director Qualifications:
Ms. Georgiadis’ experience at a venture capital firm and a private investment and strategic advisory firm brings valuable strategy and development, finance, and leadership experience to our Board. Her prior experience as a senior executive at large global businesses affords her a broad knowledge of global consumer businesses and marketing, as well as technology, digital consumer insights, e-commerce, finance, leadership, and strategy and development. She has led teams that successfully launched new products. Her knowledge in these and other areas provides critical insights to our business, particularly as our Board considers the impact of technology, digital and cybersecurity risks. Ms. Georgiadis also has over 15 years of analytical and strategic experience at McKinsey & Company, a global management and consulting firm. In addition, Ms. Georgiadis’ qualification as an “audit committee financial expert” is an important attribute as a member of our Audit & Finance Committee.

Other Directorships:
Ms. Georgiadis previously served on the boards of Amyris, Inc. and Mattel, Inc.

20	McDonald’s Corporation

Election of Directors

Skills and Qualifications	Enrique Hernandez, Jr. | 65		Independent Chairman (since 2016)
	Executive Chairman Inter-Con Security Systems, Inc.	Director Since 1996	Board Committees Governance, Public Policy & Strategy, Executive

Professional Experience:
Inter-Con Security Systems, Inc., a provider of security services to corporations, governments, diplomatic missions and non-profit organizations
●Executive Chairman (2021 - Present)
●Chairman and Chief Executive Officer (1986 - 2021)

Nordstrom, Inc., a leading fashion retailer
●Non-executive Chairman and Presiding Director (2006 - 2016)

Director Qualifications:
Mr. Hernandez is executive chairman and former chief executive officer of a global security company, providing knowledge of physical and electronic security. He also has been a director of several large public companies in various industries. In particular, Mr. Hernandez served for five years as lead director and ten years as non-executive chairman and presiding director at Nordstrom, Inc., a large publicly-traded fashion retailer known for its customer service and brand management, providing him with significant experience in corporate governance, leadership development, succession planning and finance. Through his extensive experience managing complex, people-oriented organizations, Mr. Hernandez is well-suited to address the important human capital management element of McDonald’s business. Mr. Hernandez’s experience also facilitates our Board’s oversight and counsel regarding strategy and business development, as well as legal and regulatory experience.

Other Directorships:
Mr. Hernandez also serves on the board of Chevron Corporation. Mr. Hernandez previously served on the boards of Nordstrom, Inc. and Wells Fargo & Company.

Skills and Qualifications	Christopher Kempczinski | 52
	President and Chief Executive Officer McDonald’s Corporation	Director Since 2019	Board Committees Executive (Chair since 2019)

Professional Experience:
McDonald’s Corporation
●President and Chief Executive Officer (2019 - Present)
●President, McDonald’s USA (2017 - 2019)
●Executive Vice President - Strategy, Business Development and Innovation (2015 - 2016)

The Kraft-Heinz Company, a packaged food company
●Executive Vice President of Growth Initiatives and President of Kraft International (2014 - 2015)
●President of Kraft Canada (2012 - 2014)
●Senior Vice President – U.S. Grocery (2008 - 2012)

Director Qualifications:
Mr. Kempczinski is President and CEO of our Company, having previously served as President of McDonald’s USA, where he was responsible for approximately 14,000 McDonald’s restaurants. He first joined the Company in 2015, overseeing global strategy, business development and innovation. In these roles, he has been instrumental in identifying new ideas and best practices to accelerate growth to increase the overall value of the System. His experience leading our U.S. business and overseeing global strategy contributes an important Company perspective to our Board, and he was the architect of Accelerating the Arches. This experience strengthens our Board’s knowledge and understanding as it oversees our operations and strategy.

Other Directorships:
None.

2021 Proxy Statement	21

Election of Directors

Skills and Qualifications	Richard Lenny | 69		Independent
	Non-executive Chairman Conagra Brands, Inc.	Director Since 2005	Board Committees Compensation (Chair since 2019), Sustainability & Corporate Responsibility

Professional Experience:
Conagra Brands, Inc., a leading branded food company
●Non-executive Chairman (2018 - Present)

Information Resources, Inc., a market research firm
●Non-executive Chairman (2013 - 2018)

Friedman Fleischer & Lowe, LLC, a private equity firm
●Senior Advisor (2014 - 2016)
●Operating Partner (2011 - 2014)

The Hershey Company, an industry-leading snacks company
●Chairman, President and Chief Executive Officer (2001 - 2007)

Director Qualifications:
Mr. Lenny’s experience as a chief executive officer of a global retail food company with a major consumer brand is an asset to our Board given his knowledge of strategy and business development, finance, marketing and consumer insights, supply chain management and distribution, sustainability and social responsibility matters. He previously served in executive-level positions with Kraft Foods, Nabisco Biscuit and Snacks and the Pillsbury Company, providing him extensive experience with major consumer brands in the food industry. He also serves as Non-executive Chairman of one of North America’s leading food companies. In addition, his prior service as non-executive chairman of Information Resources, Inc. provides additional board and governance experience.

Other Directorships:
Mr. Lenny also serves as Non-executive Chairman of Conagra Brands, Inc. and is the lead independent director of Illinois Tool Works Inc. Mr. Lenny previously served on the board of Discover Financial Services.

Skills and Qualifications	John Mulligan | 55		Independent
	Executive Vice President and Chief Operating Officer Target Corporation	Director Since 2015	Board Committees Audit & Finance (Chair since 2016), Public Policy & Strategy, Executive

Professional Experience:
Target Corporation, a general merchandise retailer
●Executive Vice President and Chief Operating Officer (2015 - Present)
●Executive Vice President and Chief Financial Officer (2012 - 2015)
●Senior Vice President, Treasury, Accounting and Operations (2010 - 2012)

Director Qualifications:
Mr. Mulligan’s experience as a senior executive of a major general merchandise retailer has provided him with extensive experience in finance, global supply chain, operations, e-commerce, real estate and human resources. His service at a retailer known for its focus on creating an exceptional guest experience brings customer-centric experience to our Board. In addition, his experience in digital and technology issues, including cybersecurity risk, is an important asset as our Board considers these topics and their potential impact on the Company. In addition, Mr. Mulligan’s qualification as an “audit committee financial expert” is an important attribute as our Audit & Finance Committee Chair.

Other Directorships:
None.

22	McDonald’s Corporation

Election of Directors

Skills and Qualifications	Sheila Penrose | 75		Independent
	Former Non-executive Chairman Jones Lang LaSalle Incorporated	Director Since 2006	Board Committees Sustainability & Corporate Responsibility (Chair since 2016), Governance, Executive

Professional Experience:
Jones Lang LaSalle Incorporated, a leading professional services firm that specializes in real estate and investment management
●Non-executive Chairman (2005 - 2020)

Boston Consulting Group, a global management consulting firm
●Executive Advisor (2001 - 2008)

Northern Trust Corporation, a financial services firm
●President, Corporate and Institutional Services (1994 - 2000)

Director Qualifications:
Ms. Penrose brings to our Board extensive experience in and knowledge of investment services, banking, and real estate, all areas of significance to the Company. She is well-versed in strategy and business development, finance, and leadership development and succession planning. Ms. Penrose also has significant experience in corporate governance from her service on other public company boards, including as former non-executive chairman at Jones Lang LaSalle Incorporated. In addition, Ms. Penrose co-founded the Corporate Leadership Center, a non-profit organization that partners with leading institutions to offer programs in executive leadership development.

Other Directorships:
Ms. Penrose currently serves on the board of Jones Lang LaSalle Incorporated.

Skills and Qualifications	John Rogers, Jr. | 63		Independent
	Founder, Chairman, Co-Chief Executive Officer and Chief Investment Officer Ariel Investments, LLC	Director Since 2003	Board Committees Compensation, Governance

Professional Experience:
Ariel Investments, LLC, a privately-held institutional money management firm
●Founder, Chairman, Co-Chief Executive Officer and Chief Investment Officer (1983 - Present)
●Chief Executive Officer (1983 - 2019), Co-Chief Executive Officer (2019 - Present)

Ariel Investment Trust, an investment company consisting of mutual funds managed by Ariel Investments, LLC
●Trustee (2000 - Present; 1986 - 1993)

Director Qualifications:
Mr. Rogers’ experience as a long-serving chief executive officer of an institutional money management firm has given him broad knowledge of finance, leadership development and succession planning, as well as strategy and business development. Mr. Rogers’ investment management knowledge also provides a unique perspective on shareholder relations. Mr. Rogers is passionate about diversity, equity and inclusion and brings perspective to the Company’s corporate responsibility and community affairs initiatives. His service on other boards such as Nike, Inc. and The New York Times Company adds global, customer-centric and brand management experience.

Other Directorships:
Mr. Rogers also serves on the boards of Nike, Inc. and The New York Times Company. Mr. Rogers previously served on the board of Exelon Corporation.

2021 Proxy Statement	23

Election of Directors

Skills and Qualifications	Paul Walsh | 66		Independent
	Executive Chairman McLaren Group Limited	Director Since 2019	Board Committees Compensation, Sustainability & Corporate Responsibility

Professional Experience:
McLaren Group Limited, a privately-owned luxury automotive and technology group
●Executive Chairman (2020 - Present)

Bespoke Capital Partners LLC, an investment company
●Operating Partner (2019 - Present)

Compass Group PLC, a leading foodservice and support services company
●Chairman (2014 - 2020)

Avanti Communications Group plc, a leading satellite operator providing internet and data services
●Chairman (2013 - 2019)

Diageo plc, a multinational beverage company
●Chief Executive Officer (2000 - 2013)
●Chief Operating Officer (2000)

Director Qualifications:
Mr. Walsh’s experience as former chief executive officer of a large multinational corporation provides substantial corporate leadership experience and knowledge of consumer-centric companies. His experience at Diageo brings broader food and beverage industry perspective. He also has held executive-level finance positions, including as chief financial officer of Grand Metropolitan Foods and Intercontinental Hotels. Throughout his career, Mr. Walsh has built success and growth at his companies through the deployment of effective brand marketing strategies, which brings valuable perspective to our Board. His background as a UK national based in London provides international diversity on our Board.

Other Directorships:
Mr. Walsh also serves on the board of FedEx Corporation and is Executive Chairman of Bespoke Capital Acquisition Corp. Mr. Walsh previously served on the boards of Avanti Communications Group plc, Compass Group PLC, HSBC Holdings plc and RM2 International, S.A.

Skills and Qualifications	Miles White | 66		Independent
	Executive Chairman Abbott Laboratories	Director Since 2009	Board Committees Governance (Chair since 2014), Public Policy & Strategy, Executive

Professional Experience:
Abbott Laboratories, a global healthcare company
●Executive Chairman (2020 - Present)
●Chairman and Chief Executive Officer (1999 - 2020)

Director Qualifications:
Mr. White’s service as chairman and former chief executive officer of a global healthcare company provides our Board with extensive knowledge of strategy and business development, global operations, finance, leadership development and succession planning, public policy matters, corporate governance, and regulatory experience. Mr. White’s healthcare experience and knowledge of healthcare technology advances has enhanced his ability to oversee human capital management, particularly in light of the COVID-19 pandemic. In addition, Abbott’s focus on developing consumer products and technologies brings customer-centric, marketing, digital and healthcare knowledge to our Board. We also benefit from Mr. White’s strong experience in addressing the needs of a global public company, as well as insights into our Board’s responsibility to oversee management and operations matters. As Governance Committee Chair, Mr. White leads our Board’s succession planning and Director candidate selection process, and he is periodically involved in shareholder engagement.

Other Directorships:
Mr. White also serves as Executive Chairman of Abbott Laboratories and on the board of Caterpillar, Inc.

24	McDonald’s Corporation

Board and Governance Matters

Board Leadership

Our Company has separate Chairman and CEO roles. Our independent Chairman oversees corporate governance matters, and our CEO leads the Company’s business. In addition, independent Directors chair our Board Committees, other than the Executive Committee. This structure promotes effective oversight, strengthens our Board’s independent leadership, and supports our commitment to enhancing shareholder value and strong governance. We believe that this structure is important due to the Company’s position as a leading global brand, with more than 39,000 locations in over 100 countries.

Our Chairman oversees our Board and facilitates the flow of information between management and our Board. This fosters open dialogue and constructive feedback among the independent Directors and management. Further, our Chairman leads a critical evaluation of Company management, business practices and culture, as well as oversight of Company strategy. Our Board assesses this leadership structure annually to confirm it continues to meet the evolving needs of the Company and best serve the interests of shareholders.

Enrique Hernandez, Jr. has served as our Board’s independent Chairman since 2016. Mr. Hernandez has been re-elected as our Chairman of the Board each year since 2016 due to his accomplishments in this role, his extensive knowledge of the Company’s operations and governance and his ability to successfully mentor our CEOs. Mr. Hernandez has significant experience with Company strategy, business practices and human capital, and he has facilitated strong independent Board oversight during his tenure.

Board Composition and Succession Planning

Our Board is comprised of a diverse, highly-engaged group of Directors with a wide range of skills and experience who each contribute to overall Board and Committee effectiveness. Each of our Directors is a dynamic leader whose experiences and perspectives are continually evolving as he or she navigates today’s fast-paced, ever-changing business environment, both as a Director of McDonald’s and in his or her other professional roles.

Under our Corporate Governance Principles, our Governance Committee is primarily responsible for maintaining a strong and diverse Board through robust evaluation and succession planning processes, which include recommending Directors for re-election and identifying new candidates who will bring complementary skills and varied perspectives to our Board. Our Governance Committee evaluates and determines the most impactful and desirable mix of characteristics, skills, experience and diversity for our Board as a whole, as well as the qualifications and attributes of individual Directors and Director candidates. When selecting new Director candidates and recommending them to the full Board, our Governance Committee considers the qualifications discussed on page 17. Our Governance Committee also reviews each current Director’s contributions, considering the results of the most recent Board, Committee and peer evaluations, as further described on page 34.

Our Governance Committee strives to achieve an appropriate balance of continuity and refreshment through a mix of newer and longer-tenured Directors. Our Governance Committee and Board believe that there should be a balance of institutional knowledge and fresh perspectives among our Directors, and that long tenure does not itself impair a Director’s independence and often enhances a Director’s ability to apply independent judgment. While our Governance Committee and Board consider tenure in evaluating the overall effectiveness of our Board, it is not a dispositive factor. Our Governance Committee and Board also consider each Director’s availability and willingness to serve on our Board, recognizing that it is a significant time commitment.

As the Company’s strategic priorities continue to evolve and in consideration of potential retirements and departures, our Governance Committee continues to proactively evaluate our Board’s composition and succession planning to facilitate a smooth transition and continuity of skills, experience and diversity in the boardroom.

2021 Proxy Statement	25

Board and Governance Matters

Board Diversity

Our Governance Committee proactively seeks diverse Director candidates to provide representation of varied backgrounds, perspectives and experience in the boardroom to support the global demands of our business. When seeking new Director candidates, our Governance Committee actively endeavors to include women, racial and/or ethnic minorities, and geographically-diverse persons in the candidate pool. As shown below, our Board currently consists of 50% women, racially and/or ethnically diverse Directors:

INDEPENDENT	BALANCED EXPERIENCE	DIVERSITY
11 of 12 All independent, except the CEO		3	Directors are Female
		2	Directors are African American or Black
		1	Director is Hispanic or Latinx

Our Governance Committee and our Board consider diversity in a broad sense. In addition to gender, race and ethnicity, our Directors bring, among other attributes, diverse experiences, skills, perspectives and geography. We believe this provides the skills and backgrounds that are important to drive Company strategy and support our values.

More specifically, the following chart lists the self-identified diverse attributes of our Directors:

Board Diversity Matrix

BOARD SIZE
Total number of Directors 12
GENDER	FEMALE	MALE
Number of Directors based on gender identity	3	9
NUMBER OF DIRECTORS WHO SELF-IDENTIFY IN ANY CATEGORY BELOW:
African American or Black	—	2
Hispanic or Latinx	—	1
White or Caucasian	3	6

26	McDonald’s Corporation

Board and Governance Matters

Selection of New Director Candidates

Our Governance Committee, together with our Board, maintains a robust policy for the consideration of potential Director candidates and is responsible for establishing criteria, screening candidates and evaluating the qualifications of persons who may be considered for service as a Director, including candidates nominated or suggested by shareholders. Our Governance Committee also retains independent third-party search firms, consultants and any other advisors as appropriate to help identify, screen and evaluate potential Director candidates and to enhance our Board’s preparedness in the event of an unplanned Director departure.

Our Governance Committee reviews the Director Selection Process guidelines annually. In 2020, our Governance Committee approved updated Director Selection Process guidelines to align with the Company’s values and the strategic drivers associated with Accelerating the Arches. These updates highlight important areas of focus for the Company and our investors, including cybersecurity, digital business models, human capital management, diversity and inclusion, and sustainability.

The following graphic more fully describes the Company’s selection process for new Directors:

Succession Planning

Our Governance Committee considers current and long-term needs of our evolving business and seeks potential Director candidates consistent with our Director Selection Process guidelines, as well as current Board structure, tenure, skills, diversity and experience.

Identification of Candidates

Our Governance Committee engages in a search process to identify qualified Director candidates, which includes the use of an independent search firm to assess whether candidates’ skills, experience and background align with the Company’s business strategy and values. Our Governance Committee considers that all Directors and Director candidates should possess the certain qualifications and skills as described under the heading “Director Qualifications” on page 17.

Meeting with Candidates	Potential Director candidates are interviewed by our Chairman, CEO and Governance Committee Chair.

Decision and Nomination	Our Governance Committee recommends, and our full Board nominates, the Director candidates best qualified to serve the interests of the Company and our shareholders.

Election

Shareholders consider the nominees and elect Directors at our Annual Shareholders’ Meeting to serve one-year terms. Our Board may also elect Directors on the recommendation of our Governance Committee throughout the year when determined to be in the best interests of the Company and our shareholders.

Shareholder recommendations for nominees are currently evaluated in the same manner as any other Director candidates. Our Board’s Director Selection Process guidelines are available on the Company’s website at: https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

2021 Proxy Statement	27

Board and Governance Matters

Director Independence

Our Corporate Governance Principles require that all non-management Directors be independent under applicable law and listing standards, as well as under our Board’s Standards on Director Independence. Independence is determined by our Board after reviewing pertinent facts and circumstances and taking into consideration all applicable laws, regulations and stock exchange listing requirements, as well as the particular requirements under our Board’s Standards on Director Independence. This is important to determine that Board representation is free of any relationship with the Company or our management that may impair, or appear to impair, a Director’s ability to make independent judgments. Our Board considers relationships involving Directors and their immediate family members and relies on information derived from Company records, questionnaires and other inquiries.

The relationships reviewed by our Board in its most recent determination involved commercial relationships with companies at which Board members or their immediate family members then served as employees, officers, partners or had a 10% or more interest.

These commercial relationships involved McDonald’s purchases of products and services in the ordinary course of business that were made on arm’s-length terms in amounts and under other circumstances that did not affect Director independence.

Based on its review, our Board determined that none of our non-management Directors has a material relationship with the Company and that all of them are independent. Currently, our non-management Directors are Lloyd Dean, Robert Eckert, Catherine Engelbert, Margaret Georgiadis, Enrique Hernandez, Jr., Richard Lenny, John Mulligan, Sheila Penrose, John Rogers, Jr., Paul Walsh and Miles White. Our Board determined that our CEO, Christopher Kempczinski, is not independent.

Our Board’s Standards on Director Independence are available on the Company’s website at: https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Board Committees

Our Board has the following standing Committees: Audit & Finance; Compensation; Governance; Public Policy & Strategy; Sustainability & Corporate Responsibility and Executive. All Committee members are independent as defined by the listing standards of the New York Stock Exchange (NYSE) and our Board’s Standards on Director Independence, except for our CEO, who serves solely on the Executive Committee.

Each Committee has the responsibilities set forth in its respective Charter, which has been adopted by our Board. Other than the Executive Committee, all standing Committees review their respective Charters at least annually, and any changes are recommended to our full Board for approval. All standing Committee Charters are available on the Company’s website at: https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

The primary responsibilities of each standing Committee and current Committee membership are summarized on the following pages. Each standing Committee also has oversight of risk areas as illustrated on page 35.

28	McDonald’s Corporation

Board and Governance Matters

Audit & Finance Committee

Committee Members:	Relevant Areas of Focus:
John Mulligan (Chair) Lloyd Dean Catherine Engelbert Margaret Georgiadis All members are financially literate and qualify as an “audit committee financial expert” Meetings in 2020: 9
●Oversee financial reporting, accounting, control and compliance matters
●Appoint, retain, compensate and evaluate the independent auditor
●Review audit scope and results with independent and internal auditors
●Review material financial disclosures, disclosure controls and procedures (DCPs) and internal controls over financial reporting
●Preapprove all audit and permitted non-audit services

●Evaluate management’s process to assess and manage enterprise risk
●Oversee global compliance program, including Sarbanes-Oxley and tax compliance
●Oversee financial risk and evaluate management’s process to assess and manage enterprise risk issues
●Review the Company’s capital structure, dividend policy and plans for share repurchases

Our Audit & Finance Committee establishes its meeting calendar for the following year during the fourth quarter. The Committee typically addresses the following key matters throughout the year:

Q1

First Quarter

- Review Form 10-K, DCPs and internal controls over financial reporting
- Discuss annual audit results and review critical audit matters
- Review critical accounting policies
- Review independent auditors' services and fees
- Review internal auditors' year-end report
- Annual review of compliance program
- Approve Committee-related disclosures for Proxy Statement

Q2

Second Quarter

- Review Form 10-Q, DCPs and internal controls over financial reporting
- Update on compliance matters

Q3

Third Quarter

- Review Form 10-Q, DCPs and internal controls over financial reporting
- Review independent audit plan and associated fees for annual audit
- Monitor new or proposed regulatory and accounting initiatives
- Review mid-year internal audit plan
- Update on compliance matters

Q4

Fourth Quarter

- Review Form 10-Q, DCPs and internal controls over financial reporting
- Review independent auditors' services; evaluate the auditor, determine auditor independence and appoint auditor for following year
- Review internal audit plan
- Update on compliance matters
- Review Charter and Committee evaluation

2021 Proxy Statement	29

Board and Governance Matters

Compensation Committee

Committee Members:	Relevant Areas of Focus:
Richard Lenny (Chair) Lloyd Dean John Rogers, Jr. Paul Walsh Meetings in 2020: 7
●Oversee executive compensation
●Review the Company’s executive compensation programs and policies for alignment with strategic priorities
●Oversee equitable administration of executive compensation programs

●Review the use of compensation programs to motivate and retain executives, without encouraging excessive risk taking
●For more information, see the Compensation Discussion and Analysis beginning on page 42.

Our Compensation Committee establishes its meeting calendar for the following year during the fourth quarter. The Committee typically addresses the following key matters throughout the year:

30	McDonald’s Corporation

Board and Governance Matters

Governance Committee

Committee Members:	Relevant Areas of Focus:
Miles White (Chair) Robert Eckert Enrique Hernandez, Jr. Sheila Penrose John Rogers, Jr. Meetings in 2020: 6
●Advise as to our Board’s structure, leadership, operations and Committee memberships
●Set criteria for Board membership
●Develop Board succession plans and make recommendations to our Board on succession matters
●Consider and recommend candidates for election, re-election or to fill vacancies
●Oversee shareholder engagement

●Evaluate Director and Board performance and assess Board composition and size
●Recommend non-management Directors’ compensation
●Review Corporate Governance Principles and oversee governance risks
●Consider trends in corporate governance and present recommendations to the Board, as appropriate

Our Governance Committee establishes its meeting calendar for the following year during the fourth quarter. The Committee typically addresses the following key matters throughout the year:

Q1

First Quarter

- Recommend Annual Shareholders' Meeting arrangements and management proposals for Proxy
- Determine independence designations for Directors and Committee members
- Recommend Director nominees or candidates for election at Annual Shareholders' Meeting
- Discuss Director candidate pipeline/ succession planning
- Consider shareholder proposals, as appropriate

Q2

Second Quarter

- Recommend Committee appointments, election of Chairman and Chairman compensation
- Review Directors' compliance with stock ownership policy
- Update on proxy voting and Annual Shareholders' Meeting matters
- Discuss Director candidate pipeline/ succession planning

Q3

Third Quarter

- Approve criteria and process for evaluation of Board, Directors and Committees
- Review Directors' Code of Conduct
- Review Corporate Governance Principles
- Review Directors' compensation
- Discuss Director candidate pipeline/ succession planning
- Review Annual Shareholders' Meeting voting results

Q4

Fourth Quarter

- Review Director Selection Process
- Discuss Director candidate pipeline/ succession planning
- Review Charter and Board, Director and Committee evaluations
- Consider shareholder proposals, as appropriate

2021 Proxy Statement	31

Board and Governance Matters

Public Policy & Strategy Committee

Committee Members:	Relevant Areas of Focus:
Robert Eckert (Chair) Catherine Engelbert Enrique Hernandez, Jr. John Mulligan Miles White Meetings in 2020: 5
●Review and monitor the Company’s long-term strategy development and implementation
●Monitor global impact and reputation
●Monitor trends, regulatory matters and other items that materially affect, or could materially affect, the Company’s business
●Review and monitor the Company’s efforts to address human capital matters (e.g., workplace health and safety, respectful workplace, and diversity and inclusion)
●Oversee franchisee relations

●Review and monitor government affairs strategies and priorities
●Review and monitor tax strategy
●Review and monitor technology and cybersecurity (information security) risks
●Review compliance matters, including compliance with the Company’s Political Contributions Policy and employees’ compliance with the Company’s Standards of Business Conduct
●Review other risks related to public policy and strategy matters

Our Public Policy & Strategy Committee establishes its meeting calendar for the following year during the fourth quarter. The Committee typically addresses the following key matters throughout the year:

Q1

First Quarter

- Update on global impact and corporate reputation
- Discuss franchisee relations
- Update on government relations
- Discuss human capital management
- Review technology/cybersecurity (information security) report
- Consider shareholder proposals, as appropriate

Q2

Second Quarter

- The Committee does not generally meet during the second quarter; however, it will address matters that arise off-cycle.

Q3

Third Quarter

- Discuss franchisee relations
- Update on global impact and corporate reputation
- Review technology/cybersecurity (information security) report
- Update on global tax strategy
- Discuss business continuity
- Discuss corporate strategy
- Review Annual Shareholders' Meeting voting results on shareholder proposals, as appropriate

Q4

Fourth Quarter

- Update on global impact and corporate reputation
- Discuss franchisee relations
- Discuss compliance program
- Review Charter and Committee evaluation

32	McDonald’s Corporation

Board and Governance Matters

Sustainability & Corporate Responsibility Committee

Committee Members:	Relevant Areas of Focus:
Sheila Penrose (Chair) Margaret Georgiadis Richard Lenny Paul Walsh Meetings in 2020: 4
●Review and monitor the Company’s strategies and efforts to address sustainability and Brand trust
●Oversee important sustainability priorities and other matters, including corporate philanthropy
●Review and monitor the development and achievement of the Company’s sustainability goals and metrics
●Review global sustainability communication plans and reporting ●Review risks related to sustainability and corporate responsibility matters

Our Sustainability & Corporate Responsibility Committee establishes its meeting calendar for the following year during the fourth quarter. The Committee typically addresses the following key matters throughout the year:

Other Committees

The Executive Committee may exercise most Board powers during the periods between Board meetings. The Executive Committee members are Christopher Kempczinski (Chair), Robert Eckert, Enrique Hernandez, Jr., John Mulligan, Sheila Penrose and Miles White. The Executive Committee met once during 2020.

In July 2020, our Board formed a Special Committee to oversee the Company’s legal action against our former CEO and related matters, as the Board recognized the importance of dedicated Board oversight on issues that pose particular risks to the Company. The Special Committee, consisting of six Directors, remains actively engaged and receives frequent reports and updates from management and counsel.

2021 Proxy Statement	33

Board and Governance Matters

Board and Committee Evaluations

Our Board is committed to regular evaluations of itself, our Committees and individual Directors to measure ongoing effectiveness and succession planning. Each year, Directors are asked to complete a written evaluation of our Board, the Committees on which they serve, and their peers. The following describes the process by which our Board currently carries out these evaluations:

Annual Written Evaluations

Directors complete Board, peer and Committee evaluations.

Board evaluations consider:

●General Board practices, including fostering a culture that promotes candid discussion
●Input for improvement
●Suggestions for new skills and experiences for potential candidates
●Effectiveness in attaining diversity on our Board

Peer evaluations consider a Director’s:

●Contributions to Board discussions and decisions throughout the year
●Sharing of knowledge and expertise with our Board and senior management
●Staying informed on matters that impact the Company
●Acting independently and in the best interests of shareholders

Committee evaluations consider:

●Members’ balance of skills and experiences to promote active participation
●Adequacy of information received, including access to non-management resources
●Effectiveness of each Committee except for the Executive Committee, which does not have a regular meeting schedule but meets on as-needed basis

Chairman holds individual discussions:

●Our Chairman individually discusses with other Directors their views on the overall effectiveness of our Board, and feedback is considered in connection with the results of the written evaluations.

Independent Third Party Generates Report

To protect anonymity and the integrity of our Board and peer evaluation process, an independent third party compiles responses to Board and peer evaluations into a report for our Governance Committee Chair.

Discussion of Results

Our Governance Committee Chair and full Board discuss our Director and peer evaluation results. Each Committee discusses its respective evaluation in executive session and determines if any follow-up actions are appropriate. The Chair of each respective Committee then reports the Committee’s conclusions to the full Board. Regarding the Board evaluation, our Governance Committee Chair reports on the Governance Committee’s conclusions to the full Board.

Incorporation of Feedback

Our Board and each Committee (except for the Executive Committee) develops and executes plans to take actions based on the evaluations, as appropriate. Our Governance Committee Chair follows up with Directors regarding their peer evaluation results, as appropriate.

34	McDonald’s Corporation

Board and Governance Matters

Risk Oversight

Under the Company’s Corporate Governance Principles, the entire Board is responsible for overseeing the Company’s enterprise-wide risk management (ERM) framework. The ERM framework is designed to identify, assess and prioritize strategic, financial and reputational risks with the potential to have a sustained impact on the Company. The Company periodically reviews the ERM framework and incorporates learnings to drive transparency and strategic decision-making. Management is responsible for the design and execution of the ERM framework. The Company’s internal auditors also support risk identification and risk monitoring within the Company. The ERM framework leverages internal risk committees comprised of cross-functional leadership, which meet regularly to evaluate and prioritize risk in the context of Accelerating the Arches, with further escalation to our CEO or Board as appropriate.

Our Board exercises oversight of the ERM framework, both as a full Board and through its standing Committees. An important element of our Board’s oversight involves regular interaction among our Board and senior management regarding the Company’s risk exposures and mitigation effects as they relate to the Company’s business strategy, operations and values. Our Board also conducts an annual review of strategic and enterprise risks and considers, among other items, the Company’s mitigation and overall strategy, competitive landscape, capital structure and succession planning.

Our Board’s risk oversight process is further described as follows:

2021 Proxy Statement	35

Board and Governance Matters

As shown in the graphic, each of the Audit & Finance, Compensation, Governance, Public Policy & Strategy and Sustainability & Corporate Responsibility Committees are responsible for overseeing risks within their respective areas of accountability. Additionally, under the Committees’ charters, they have resources and access to outside advisors. For example, each year the Compensation Committee engages Frederic W. Cook & Co., Inc. (FW Cook) to conduct a risk assessment on the Company’s executive compensation programs. These Committees report to the full Board any risks that the Committees conclude may be reasonably likely to be significant to the Company and regularly update the full Board on their particular risk oversight activities. Our Board also considers evolving risks, such as risks related to the COVID-19 pandemic, as described in the Proxy Summary on page 8.

More information about specific risks facing the Company are set forth in the Company’s other SEC filings, including under the heading “Risk Factors and Cautionary Statement Regarding Forward-Looking Statements” in the Company’s 2020 Annual Report on Form 10-K.

Strategy Oversight

Our Board believes that a fundamental understanding of the Company’s business, strategy and industry assists it in the effective discharge of its duties. As part of its oversight role, our Board regularly reviews the Company’s performance.

Our Board also holds an annual strategy session with the Company’s senior leadership team and other members of management who present our Board with important information about the Company’s strategic priorities. In 2020, the Board oversaw management’s development and adoption of Accelerating the Arches. This plan encompasses all aspects of McDonald’s business as the leading global omni-channel restaurant brand, and includes a refreshed purpose to feed and foster the communities McDonald’s and its franchisees serve around the world; values that define McDonald’s and guide our actions and behaviors; and growth pillars that build on McDonald’s competitive advantages.

Our Board’s engagement in the Company’s business and oversight of the Company’s strategy provides our Board with important perspectives for the ever-changing business environment.

Management Succession Planning

Our Board regularly reviews short- and long-term succession plans for our CEO and other senior leadership positions. In assessing possible CEO and other senior leadership candidates, our independent Directors identify the skills, experiences and attributes they believe are required to be an effective leader in light of the Company’s global business strategies, opportunities and challenges. This process is designed to prepare the Company for both expected successions, such as those arising from anticipated retirements, as well as those occurring when executives leave unexpectedly, or due to death, disability or other unforeseen events.

In 2019, our Board appointed Christopher Kempczinski as President and CEO, Ian Borden as President, International and Joseph Erlinger as President, McDonald’s USA. In 2020, Mr. Kempczinski continued to build his leadership team, reflecting a diverse and talented group of leaders. Heidi Capozzi joined the Company in April 2020 as Executive Vice President and Global Chief People Officer. In October 2020, Katherine Fallon joined the Company as Executive Vice President and Chief Global Impact Officer to oversee our ongoing efforts to affect positive change around the world.

The Company also made notable changes beyond our executive team. In June 2020, Alistair Macrow was promoted to Senior Vice President and Global Chief Marketing Officer. In November 2020, Reginald Miller joined the Company as Vice President and Global Diversity, Equity and Inclusion Officer and Bethany Tate Cornell joined as Senior Vice President – Chief Learning & Development Officer. Also, in January 2021, Tiffanie Boyd joined the Company as U.S. Chief People Officer.

36	McDonald’s Corporation

Board and Governance Matters

Shareholder Engagement

Our Board and management team are highly receptive to feedback and have a robust shareholder engagement program, as described more fully in the Proxy Summary at page 12. Notably, our engagement since our last Annual Shareholders’ Meeting has focused on topics including our Company values and culture; business strategy and performance; board governance, composition and refreshment; executive compensation and human capital.

The following graphics illustrate elements of our ongoing shareholder outreach and engagement throughout the year, as well as certain items that take place more specifically before, during and after our Annual Shareholders’ Meeting:

Q1

Before Annual Shareholders' Meeting

- Discuss shareholder proposals with proponents, on case-by-case basis
- Publish Annual Report and Proxy Statement
- Engage shareholders and seek feedback on matters presented for their consideration
- Report on engagement to Governance Committee

Q2

Annual Shareholders' Meeting

- Virtual engagement with shareholders and stakeholders
- Receive voting results for management and shareholder proposals

Q3

After Annual Shareholders' Meeting

- Discuss voting results from Annual Shareholders' Meeting in light of policies and practices, as well as feedback received from shareholders, and determine if any follow-up actions are appropriate
- Review corporate governance trends, recent regulatory developments and the Company's own corporate governance documents, policies and procedures
- Consider topics for discussion during off-season shareholder engagement

Q4

Off-Season Engagement and Evaluation of Practices

- Engage with shareholders and stakeholders regarding our Board, governance, executive compensation and culture to better understand investors' viewpoints and inform boardroom discussions
- Attend and participate in investor and governance-related events to learn about emerging trends or issues and further engage shareholders
- Evaluate potential changes to Board, governance, executive compensation or culture in light of shareholder feedback and review of practices

Board’s Response to Shareholder Proposals

Following our Annual Shareholders’ Meeting, our Governance Committee considers the voting outcomes for shareholder proposals. In addition, our Governance Committee and other Board Committees, as appropriate, consider proposed courses of action in light of the voting outcomes of shareholder proposals under their oversight.

At our 2020 Annual Shareholders’ Meeting, an advisory shareholder proposal requesting to change the thresholds to call special shareholder meetings received support of approximately 42% of shares voted. The Company engaged with shareholders regarding our governance practices, among other topics as described above, as part of our ongoing shareholder engagement program. Our Governance Committee continues to believe that in light of the Company’s ongoing commitment to shareholder engagement and robust governance practices, including the fact that shareholders currently have a meaningful right to call special meetings, it is not appropriate to take steps to implement this proposal at this time. Additionally, each time proposals on this topic have been presented to shareholders for a vote, the proposals received less than majority support, indicating that the holders of a majority of shares who voted on the proposals continue to support the Company’s current governance practices.

2021 Proxy Statement	37

Board and Governance Matters

Other Governance Policies and Principles

Corporate Governance Principles

Our Governance Committee regularly reviews the Company’s Corporate Governance Principles and other governing documents and policies to confirm their appropriateness in light of the Company’s current and expected long-term circumstances, as well as evolving practices. The Company’s Corporate Governance Principles are available on our website at: https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Code of Conduct

Non-employee Directors must abide by the Company’s Code of Conduct for the Board of Directors. Each year, our Directors confirm that they have read, and will comply with, the Code of Conduct for the Board of Directors. The Company’s employees, including executive officers, are subject to the Company’s Standards of Business Conduct. These codes are available on our website at: https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Meeting Attendance

Directors are expected to attend all Board meetings and meetings of the Committees on which they serve, as well as our Annual Shareholders’ Meeting. Our Board met eight times in 2020, and our Committees met the number of times shown beginning on page 29.

On average, our Directors attended 98% of the total number of meetings of our Board and the respective Committees on which they served in 2020, and each Director attended 75% or more of such meetings. In addition, all Directors attended the virtual 2020 Annual Shareholders’ Meeting.

Executive Sessions

The independent Directors meet regularly in executive sessions, which, from time to time, include our CEO. An executive session is typically scheduled immediately before or after each regular Board meeting. At such sessions, our Chairman presides, except in such matters as may involve his re-election or compensation, or the Board’s governance structure, in which case our Governance Committee Chair presides. Executive sessions are also regularly scheduled for Committee meetings, other than the Executive Committee, throughout the year.

Director Orientation and Continuing Education

Upon joining our Board, Directors participate in an orientation, including introductions to members of our senior leadership and information about our operations, performance, strategic plans, and corporate governance practices. In addition, members of senior leadership and other speakers are periodically invited to attend portions of Board and Committee meetings to provide updates on business and general industry trends, governance, regulatory, legal and financial matters.

Directors are also welcome to participate in continuing education programs to stay informed of developments in corporate governance and issues relating to the operation of public company boards. Directors also conduct periodic visits to our restaurants and, of course, are McDonald’s customers. For more information on how Directors oversee and are informed on Company strategy, see page 36.

38	McDonald’s Corporation

Board and Governance Matters

Director Compensation

Non-management Directors are compensated for their service on our Board, as described in this section. Directors who are Company employees do not receive any compensation for their service as a Director.

The Governance Committee annually evaluates the compensation for non-management Directors. Consistent with this practice, in 2020, the independent compensation consulting firm FW Cook performed a comprehensive review of non-management Director compensation, including benchmarking director compensation at peer and similarly sized companies, using the same peer group as is used for executive compensation review and described in the CD&A portion of this Proxy Statement. Informed by the results of this review, our Governance Committee recommended that no changes be made to our Director compensation program.

Our Director compensation consists of: (i) an annual cash retainer of $115,000; (ii) an annual grant of common stock equivalent units with a value of $185,000 under the Directors’ Deferred Compensation Plan (Directors’ Plan); (iii) an annual cash retainer of $30,000 for our Audit & Finance Committee Chair; and (iv) an annual cash retainer of $25,000 for each Director serving as Chair of the Compensation, Governance, Public Policy & Strategy or Sustainability & Corporate Responsibility Committees. In addition, the Company matches up to $10,000 of charitable contributions made annually by Directors to certain types of tax-exempt organizations. In 2020, the Board determined that in support of the McDonald’s System, each Director would take a 25% reduction in his or her annual cash retainer earned between April 15 and September 30, 2020, in response to the COVID-19 pandemic.

Common stock equivalent units granted to Directors are credited to an account in the Directors’ Plan that reflects the gains, losses and dividends associated with a notional investment in our common stock. In addition, Directors may defer all or a portion of their cash retainers in the form of additional common stock equivalent units under the Directors’ Plan. Common stock equivalent units so credited are based on a per-share price equal to the closing price of our common stock on the date the units are credited. Amounts credited are deferred until retirement from the Board or a date specified by the Director. A Director may elect that all or a portion of the credited common stock equivalent units be paid in a lump sum or equal annual installments over a period of up to 15 years, beginning after retirement from the Board. In the event of death, amounts are paid in a lump sum. All amounts paid from the Directors’ Plan are paid in cash.

In recognition of his leadership as Chairman, which has helped the Company maintain strong financial performance and uphold its values, in 2020 the disinterested members of our Board awarded Mr. Hernandez a $250,000 cash retainer and restricted stock units (RSUs) with a deemed grant date value of $250,000. The RSUs vest on the later of his retirement from the Board or the first anniversary of the grant date. The compensation for Mr. Hernandez’s service as Chairman remains unchanged since 2016. This level of compensation reflects the significance of the independent Chairman’s role at McDonald’s, particularly through times of business turnaround and growth, and Mr. Hernandez’s unique qualifications, including his Board leadership and business strengths.

2021 Proxy Statement	39

Board and Governance Matters

The following table summarizes the compensation received by each non-management Director serving in 2020:

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	All other compensation ($)(3)	Total ($)
Lloyd Dean	101,731	185,000	10,600	297,331
Robert Eckert	126,731	185,000	10,600	322,331
Catherine Engelbert	101,731	185,000	4,500	291,231
Margaret Georgiadis	101,731	185,000	10,600	297,331
Enrique Hernandez, Jr.	351,731	435,067	10,600	797,398
Richard Lenny	126,731	185,000	10,600	322,331
John Mulligan	131,731	185,000	10,600	327,331
Sheila Penrose	126,731	185,000	10,600	322,331
John Rogers, Jr.	101,731	185,000	10,600	297,331
Paul Walsh	101,731	185,000	10,600	297,331
Miles White	126,731	185,000	10,600	322,331
(1)	As described above, Directors may defer all or a portion of their retainer earned in the form of additional common stock equivalent units under the Directors’ Plan. The above amounts reflect the temporary reductions between April 15 and September 30, 2020.
(2)	Amounts in this column represent the aggregate grant date fair value of common stock equivalent units computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718) and granted to each non-management Director who served on the Board during 2020. As discussed above, this column also includes 1,325 RSUs granted to Mr. Hernandez in connection with his service as Chairman, with an aggregate grant date fair value of $250,067 computed in accordance with ASC 718. These RSUs shall be payable in either shares of the Company’s stock or cash, at the Company’s discretion, and shall vest on the later of his retirement from the Board or the first anniversary of the grant date.
(3)	Represents the Company’s matching gifts of charitable contributions to tax-exempt organizations for participating Directors that were received in 2020 and a McDonald’s gift card provided to Directors as prepayment for their food and beverage expenses at McDonald’s restaurants.

Cumulative Outstanding Stock Awards as of December 31, 2020

Name	Outstanding stock awards
Lloyd Dean	8,438
Robert Eckert	61,562
Catherine Engelbert	931
Margaret Georgiadis	6,516
Enrique Hernandez, Jr.	84,143
Richard Lenny	36,385
John Mulligan	5,824
Sheila Penrose	28,407
John Rogers, Jr.	58,807
Paul Walsh	2,317
Miles White	17,536

40	McDonald’s Corporation

Executive Compensation

PROPOSAL 2	Advisory Vote to Approve Executive Compensation
The Board recommends that you vote FOR this proposal.

We are asking shareholders to approve, on an advisory basis, the compensation of our named executive officers for 2020, as disclosed under U.S. Securities and Exchange Commission (SEC) rules, including the Compensation Discussion and Analysis (CD&A), compensation tables, and related material disclosed in this Proxy Statement.

As fully described in the CD&A, the Company’s executive compensation program is guided by the following longstanding principles: (i) pay for performance; (ii) drive business results with a focus on creating long-term shareholder value and (iii) pay competitively. Our executives’ compensation opportunities are predominantly performance-based. Our Compensation Committee has established challenging financial performance targets, and payouts under our incentive plans can vary significantly based on Company performance.

The Company faced significant challenges last year, impacting every market in which it operates. Despite the resilience shown by the Company and the System throughout 2020, the Company did not achieve the minimum required thresholds on the financial performance metrics for a payout under STIP as a result of the COVID-19 pandemic on our business. Guided by the Company’s pay for performance philosophy, the Compensation Committee did not adjust original performance targets or results to account for the impact of the COVID-19 pandemic. Therefore, executive payouts under the 2020 STIP were $0. Further, our 2018-2020 performance-based restricted stock units awarded to our executive officers vested at 0%.

In addition, our NEOs other than Ms. Capozzi (whose employment with McDonald’s commenced after this decision was made) agreed to temporary base salary reductions in light of the effects of the COVID-19 pandemic across our System. Mr. Kempczinski took a 50% reduction in salary and Messrs. Ozan, Borden, Erlinger and Krulewitch took a 25% reduction for nearly six months.

While COVID-19 significantly impacted our executives’ overall compensation, employees below the executive level received a portion of their 2020 annual bonus based upon individual contributions. Further, the Company did not implement any broad-based furloughs, lay-offs or pay reductions. Finally, the Company continued to deliver strong results for shareholders over both the one- and three-year periods. Our Compensation Committee believes our executive compensation program effectively motivates strong performance while balancing risk, thereby aligning the interests of executives with the interests of shareholders.

Consistent with our past practice, we are asking shareholders to approve an advisory vote on executive compensation. Although this vote is advisory and non-binding, our Board values the opinion of shareholders, and our Compensation Committee will review the voting results as well as our ongoing dialogue with shareholders when considering future executive compensation decisions.

We currently hold our advisory vote on executive compensation annually, and the next advisory vote on executive compensation is expected to occur at our 2022 Annual Shareholders’ Meeting.

2021 Proxy Statement	41

Executive Compensation

Compensation Committee Report

The Compensation Committee (the Committee) of the Board of Directors has reviewed and discussed the Company’s Compensation Discussion and Analysis with McDonald’s management. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Respectfully submitted,

The Compensation Committee

Richard Lenny, Chair
Lloyd Dean
John Rogers, Jr.
Paul Walsh

Compensation Discussion and Analysis

The Compensation Discussion and Analysis describes the Company’s executive compensation program and provides insights into the Committee’s process and rationale for reviewing and implementing the compensation program. To enable easier navigation of the information provided below, we have organized the disclosure into the following sections:

Our 2020 Year in Review	43
Named Executive Officers	43
Compensation Guiding Principles	44
Aligning Compensation with Business Strategy	45
Compensation Setting Process	46
Performance-Based Compensation Metrics	47
Direct Compensation Elements	47
Other Compensation	49
Executive Transitions	50
Compensation Policies and Practices	50

42	McDonald’s Corporation

Executive Compensation

1 | Our 2020 Year in Review

The Company faced significant challenges last year, impacting every market in which it operates. As the Company navigated one of the most difficult years in Company history, we drew on our inherent strengths as our teams worked to feed and foster communities, making safety and service a priority, putting customers and people first, and running great restaurants. The investments and choices the Company has made have driven broad-based strength, and the Company remains committed to staying true to its values, investing for the future and leveraging our competitive strengths within its Accelerating the Arches strategy.

Despite the resilience shown by the Company and the System throughout 2020, the Company did not achieve the threshold performance levels approved by the Committee for the Company’s incentive plans ending December 31, 2020. Guided by the Company’s pay for performance philosophy, the Committee did not adjust original performance targets or results to account for the impact of the COVID-19 pandemic. As a result, our named executive officers did not receive STIP payouts for 2020. Further, despite strong performance in 2018 and 2019, performance-based restricted stock units (PRSUs) awarded to our executives in 2018 had a performance factor of 0%. Finally, shortly after the pandemic began, the named executive officers listed in last year’s summary compensation table volunteered to take salary reductions in light of the significant negative effects that COVID-19 had across the System. Mr. Kempczinski took a 50% reduction in salary and the others took 25% reductions for nearly six months.

While COVID-19 significantly impacted our executives’ overall compensation, eligible employees below the executive level received a portion of their 2020 STIP award based upon individual contributions. Further, the Company did not implement any furloughs, lay-offs or broad-based pay reductions.

Importantly, the Company continued to deliver strong results for shareholders over both the one-and three-year periods.

11.3% Cumulative 1-Year TOTAL SHAREHOLDER RETURN ending December 31, 2020	34.2% Cumulative 3-Year TOTAL SHAREHOLDER RETURN ending December 31, 2020

2 | Named Executive Officers

Our named executive officers (or NEOs) for 2020 are listed below:

Christopher Kempczinski	President and Chief Executive Officer
Kevin Ozan	Executive Vice President and Chief Financial Officer
Heidi Capozzi	Executive Vice President and Global Chief People Officer
Ian Borden	President, International
Joseph Erlinger	President, McDonald’s USA
Jerome Krulewitch*	Former Executive Vice President, General Counsel and Secretary

*	In October 2020, Mr. Krulewitch notified the Company that he was retiring from his role, effective immediately. Please refer to Executive Transitions at page 50 for more information.

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Executive Compensation

3 | Compensation Guiding Principles

The Company is guided by the following long-standing principles: (i) pay for performance, (ii) drive business results with a focus on creating long-term shareholder value and (iii) pay competitively. These principles drive the design, implementation and risk profile of our compensation program.

Throughout the year, management engages in dialogue with a significant portion of our shareholder base on a variety of matters important to both the Company and its investors, including our executive compensation program (for more details refer to the Proxy Summary at page 12). The Committee considers feedback received through these direct discussions with investors as well as prior “Say on Pay” results and the voting results of any shareholder proposals related to our executive compensation program.

While the Company’s “Say on Pay” proposal received meaningful support in 2020, it was below the strong historical support levels (at least 90%) from each of the prior five years. Following the vote, the Company sought to engage with shareholders to better understand what drove their votes and enable the Committee to consider the feedback. Although certain investors were not supportive of the benefits the Company provided to our former CEO upon his termination, shareholders were generally supportive of the structure of our executive compensation program and practices.

First Principle: Pay for Performance

Our executives’ compensation opportunity is predominantly performance-based. As shown in the graphic to the right, for 2020, 90% of our CEO’s target total direct compensation opportunity was performance-based. In addition, for the NEOs other than Mr. Kempczinski, approximately 80% of the target total direct compensation opportunity for 2020 was performance-based (excluding one-time sign-on awards for Ms. Capozzi in connection with her hire).

The Committee has established challenging financial performance targets, and payouts under our incentive plans can vary significantly based on Company performance. This philosophy continues to guide the Committee even when facing unprecedented global challenges, as the Committee did not adjust performance targets established prior to the beginning of the COVID-19 pandemic or the performance outcomes against these targets, resulting in 0% payout factors for 2020 STIP and 2018 PRSUs.

Our incentive plans are based on diverse strategic financial metrics that are aligned with our key measures of long-term sustainable growth (as discussed further below under Aligning Compensation with Business Strategy and as illustrated in the graphic to the right).

*	The above chart represents the CEO’s target total direct compensation for 2020, using Mr. Kempczinski’s full salary without the temporary reduction, target STIP payout, and ASC 718 values for equity awards granted in 2020.

Key 2020 Financial Metrics

STIP	PRSUs
• Operating income growth	• Earnings per Share (EPS) growth
• Systemwide sales growth	• Return on Incremental Invested Capital (ROIIC)
• Comparable guest count growth	• Total Shareholder Return (TSR)

Second Principle: Drive Business Results and Long-Term Value Creation

While we believe it is important to reward success against short-term goals, our overall focus is on driving long-term shareholder value. The Committee regularly considers how the Company’s compensation program drives its current business strategy, as described below. In order to incentivize long-term value creation, we deliver approximately 75% of our CEO’s compensation opportunity in the form of equity awards that vest over several years.

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Executive Compensation

Third Principle: Pay Competitively

Our compensation program is designed to attract, engage and motivate talented executives critical to our success. The Committee monitors the compensation practices of our peer group of companies with which we compete for talent. Additionally, the Committee considers internal pay equity, as described below, when making executive compensation decisions.

4 | Aligning Compensation with Business Strategy

Philosophy
The Committee annually reviews the executive compensation program to ensure the program and performance metrics support the Company’s business strategy. In recent years, this review confirmed that our compensation program has incorporated multiple aspects of business performance and has provided a clear line of sight to motivate our executives to drive key initiatives. The Committee ensures the effectiveness of the program by refining the metrics as needed to reflect the most important elements of business performance in a given year.

2020 Awards
At the beginning of 2020, the Company was executing its Velocity Growth Plan. Consistent with the focus of that plan, the Committee revised the STIP metrics to add systemwide sales as a core metric for 2020, in addition to operating income growth and comparable guest count growth. Systemwide sales reflects sales across all McDonald’s restaurants; and are the basis for calculating franchise revenue, which is important in our business model because income generation is closely correlated to sales growth. In addition, the Committee removed the delivery sales modifier from the 2020 STIP because those sales are now embedded in our operating plans. The Committee believed that determining STIP awards based on the combination of operating income growth (weighted 50%), systemwide sales growth (weighted 25%) and comparable guest count growth (weighted 25%) was strongly aligned with the key aspects of the Company’s Velocity Growth Plan. This same approach was reflected in the Committee’s decision to retain EPS, ROIIC and relative TSR as the metrics for 2020 PRSUs.

2021 Awards
As a result of the COVID-19 pandemic, the macroeconomic operating environment and consumer expectations changed dramatically in early 2020. This current landscape informed the new Accelerating the Arches growth strategy the Company announced in November 2020. Accelerating the Arches is a strategic framework for delivering growth that builds on the Company’s strategic advantages, while also driving greater impact in our communities. Consistent with this strategy and current consumer behavior, the Committee revised the STIP metrics for 2021 to increase executives’ focus on driving key top and bottom-line measures, systemwide sales growth and operating income growth.

The Committee also introduced new metrics focused on human capital to the 2021 STIP in order to reinforce the importance of the Company’s values and to hold executives accountable for making progress in diversity, equity and inclusion. These new human capital metrics include a variety of quantitative targets for 2021 related to championing our Company values, improving diversity representation, and ensuring strong feelings of inclusion among employees. In future years, the Company will continue to focus on human capital; however, the specific metrics may continue to evolve along with our goals.

Therefore, for 2021, STIP metrics will be operating income growth (42.5%), systemwide sales growth (42.5%) and human capital metrics (15%), as depicted below:

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Executive Compensation

5 | Compensation Setting Process

As discussed above, the Committee reviews our overall executive compensation program to ensure that it remains aligned with current business objectives and evolving best practices. The following highlights the Committee’s annual review process.

Number of meetings:
Seven throughout 2020

Agendas:
Determined by the Committee Chair with the assistance of our Chief People Officer

Attendees:
The Committee, members of management, including the Chief People Officer, as well as representatives from FW Cook, and when appropriate, other external professional advisors

Input from our compensation consultant	FW Cook, the Committee’s independent compensation consultant, reviews and provides input on overall compensation design and management’s recommendations with respect to each of the NEOs (other than the CEO, as described below) at least annually.
Other considerations	The Committee considers peer data and market benchmarking pay data obtained from various sources, including Aon plc and Meridian Compensation Partners, LLC.
Role of management	Management provides the Committee with its perspectives on compensation matters. No member of management is involved in decisions regarding their own compensation.

The Committee Chair regularly reports to the Board of Directors following Committee meetings. Further, the Chair, along with the Chairman of the Board, lead the independent directors in the evaluation of our CEO’s performance. Based upon the results of this performance evaluation and informed by input from FW Cook and the Chief People Officer, the Committee reviews and approves CEO compensation.

Internal Pay Equity

The Committee considers the following in determining the amounts reflected in our direct compensation opportunities: competitive considerations, relative scope of responsibilities, individual performance, tenure in position, and the effect on our general and administrative expenses. In addition, as circumstances warrant, we may provide compensation to executives outside of our regular compensation structure in connection with their hiring, promotion or retention (please refer to Executive Transitions below on page 50 for more information related to sign-on equity awards received by Ms. Capozzi). This permits us to meet specific business objectives without distorting pay equity. The Company does not discriminate based on gender, race, religion, age or other indigenous factors.

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6 | Performance-Based Compensation Metrics

Our 2020 compensation program was comprised of both annual and long-term incentive awards, based on objective performance metrics (both absolute and relative), as well as our stock price performance, as reflected in the graphic below:

50%	Operating Income Growth

The Committee takes a holistic approach to establishing performance targets under the Company’s incentive compensation plans.

The Committee recognizes the importance of achieving an appropriate balance between rewarding executives for strong performance over both the short-and long-term, and establishing realistic but rigorous targets.
The Committee focuses on the need to motivate and retain executives, without encouraging excessive risk taking.
In setting these objective performance targets, the Committee considers the Company’s financial objectives and the economic, industry and competitive environments.

25%	Systemwide Sales Growth
25%	Comparable Guest Count Growth
Share Price
EPS Growth
ROIIC
Relative and Absolute TSR

7 | Direct Compensation Elements

Annual Compensation

Base Salary
As previously described, to maintain competitiveness and internal pay equity, the Committee considers market practice, scope of responsibilities, individual performance, tenure in position, internal pay equity and the effect on our general and administrative expenses. In 2020, the NEOs (other than Ms. Capozzi whose employment with McDonald’s commenced after this decision was made) agreed to temporary base salary reductions of 50% for Mr. Kempczinski and 25% for each of Messrs. Ozan, Borden, Erlinger and Krulewitch. These reductions were in effect during each payroll period from April 15 through September 30, 2020.

Short-Term Cash Incentive (STIP)
For 2020, the STIP was aligned with the Company’s Velocity Growth Plan and rewarded growth in operating income (weighted 50%), systemwide sales (weighted 25%) and comparable guest counts (weighted 25%). Operating income growth requires the Company to balance increases in revenue with financial discipline to produce strong margins and a high level of cash flow. Systemwide sales is important in a franchise business as income generation is closely correlated to sales growth and is also a measure of the financial health of our franchisees. Comparable guest count growth is a measure of the long-term health of our business as well as growing income. Please refer to Aligning Compensation with Business Strategy on page 45 for more information on the Committee’s approach with respect to incorporating performance measures into incentive plans.

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Executive Compensation

The chart below provides the operating income, systemwide sales and comparable guest count growth necessary to achieve threshold, target and maximum payouts under the 2020 STIP for Corporate:

2020*	Threshold	Target	Maximum
Consolidated operating income growth	0%	4.7%	10.8%
Systemwide sales growth	1.7%	6.1%	10.5%
Comparable guest count growth	0%	0.9%	2.9%
*	Payout percentage interpolated for results that fall between each of the performance levels specifically identified.

The 2020 STIP targets for the NEOs are shown in the table below and STIP payouts are capped at 200% of target. In early 2020, the Committee determined to increase the 2020 STIP target for Mr. Ozan from 100% to 110% as a result of competitive pay considerations, and for Mr. Borden from 80% to 90%, to align with his promotion to President, International.

		2020 Target STIP award
Named Executive Officer	Applicable team factor(s)	(% of salary)
Christopher Kempczinski	Corporate	170%
Kevin Ozan	Corporate	110%
Heidi Capozzi	Corporate	80%
Ian Borden	IOM (50%)
	IDL (25%)	90%
	Corporate (25%)
Joseph Erlinger	U.S. (75%)	100%
	Corporate (25%)
Jerome Krulewitch	Corporate	85%

As a result of the impact of the COVID-19 pandemic on our business, the Company did not achieve the minimum required thresholds on the financial performance metrics for a payout under STIP and no adjustments for the COVID-19 pandemic were made. Therefore, executive payouts under the 2020 STIP were $0.

Long-Term Incentive Compensation

Components of 2020 Long-Term Incentive Compensation

Each component generally weighted equally

Performance-Based Restricted Stock Units
PRSUs provide the right to receive a share of McDonald’s stock, subject to certain vesting requirements, and accrue dividend equivalent rights that are reinvested in additional PRSUs and earned in proportion to and only to the extent of the percentage of PRSUs earned. These awards also align the interests of our NEOs with those of our shareholders by delivering payouts in the form of Company stock.

PRSUs granted in 2020 will vest on the third anniversary of the grant date, subject to the Company’s achievement of two key financial metrics, EPS growth and ROIIC. In addition, the PRSUs are subject to a modifier based on relative TSR measured over the three-year performance period compared to the S&P 500. This balanced set of metrics encourages an increase in profitability and an efficient and effective use of capital, which will enhance shareholder value. Consistent with the Company’s cash return to shareholders philosophy at the time of the 2020 PRSU grant, EPS targets incorporated the planned level of share repurchase during the performance period. While the Company’s share purchase activity has had a minimal impact on PRSU payouts historically, the Company’s decision to suspend share repurchase activity in 2020 due to COVID-19 may negatively impact 2020 PRSU payouts.

The PRSUs are also subject to a cap of 100% of target if the Company’s absolute TSR for the three-year performance period is negative, which supports our commitment to ensuring that the interests of executives are aligned with those of our shareholders.

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Payout of the PRSUs is limited to 200% of the target award (calculated as a cap of 175% of target based on EPS and ROIIC, subject to a modifier of up to an additional 25% based on the Company’s cumulative TSR versus the S&P 500 Index over the performance period), plus any dividend equivalents earned on the PRSUs.

The chart below provides the compound annual EPS growth and ROIIC necessary to achieve threshold, target and maximum payouts for the 2020-2022 PRSUs.

2020-2022	Threshold	Target	Maximum
Compound annual EPS growth	3%	8%	12%
3-year ROIIC	15%	25%	25%

Cumulative TSR v. S&P 500 Index Modifier
0 - 19%	-25%
20 - 39%	-12.5%
40 - 59%	0%
60 - 79%	+12.5%
80 - 100%	+25%

In 2018, the Committee granted PRSUs to our executives, which were subject to EPS, ROIIC and relative TSR performance metrics for the 2018-20 performance period. Although performance in each of 2018 and 2019 was very strong, the COVID-19 pandemic dramatically impacted 2020 performance, resulting in collective performance over the full period below the minimum threshold level. As discussed above, there were no adjustments related to the COVID-19 pandemic and performance payout factor for our executives was 0%.

In addition to the PRSUs awarded as part of the annual grant cycle, from time to time, an executive may receive a time-based restricted stock unit (“RSU”) award as part of a new hire package or as a retention or promotional incentive. In 2020, Ms. Capozzi received such a grant of RSUs in connection with her hiring, as more fully described below in the Executive Transitions section.

Stock Options

Options granted to our NEOs have an exercise price equal to the closing price of our common stock on the grant date, a term of ten years and vest ratably over four years, subject to continued service. Options provide value only if our share price increases, thereby closely aligning executive pay with shareholder interests. The Company’s policies and practices regarding option grants, including the timing of grants and the determination of the exercise price, are described on page 52.

8 | Other Compensation Elements

Retirement Savings Arrangements

We believe a competitive retirement program contributes to the recruitment and retention of top executive talent. We do not have any supplemental executive retirement plans. Our NEOs participate in the same tax-qualified defined contribution retirement savings plan and non-tax qualified deferred compensation retirement plan that is applicable to U.S.-based employees, except Mr. Borden who participates in the Company’s Canadian retirement program.

Perquisites and Other Benefits

The Company provides certain limited perquisites to NEOs, including a car allowance, financial planning, physical examination (which are also available for the NEOs’ spouses), life insurance and matching charitable donations. Mr. Kempczinski is permitted to use the Company’s aircraft for personal travel. Beginning in 2020, the Company required full reimbursement of costs associated with personal use of the corporate aircraft once the Company’s cost reaches a predetermined threshold. In certain circumstances, Mr. Kempczinski may permit other executives to use the aircraft for personal travel or to be joined by their spouses on the aircraft for business travel. The safety and security of our employees is a priority for the Company; accordingly, we provide risk-based executive security for select NEOs. The Company does not provide any tax gross-ups on the perquisites described above.

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Executive Compensation

NEOs also participate in the broad-based benefit and welfare plans available to Company staff in general. The Company maintains a Global Assignee Policy covering all employees and eligible family members who are on international assignments. The policy provides certain relocation and expatriate benefits, which are intended to equalize cost of living differences between the home and assignment country, as well as to facilitate the transition associated with an international assignment. During 2020, Messrs. Borden and Erlinger received benefits under this policy. As a result of their respective promotions, Messrs. Borden and Erlinger each received incremental benefits in order to facilitate their families’ transition to their new work locations (London and Chicago, respectively).

Please refer to footnote 4 to the Summary Compensation Table beginning on page 53 for additional details on the costs of the benefits provided to the NEOs.

Severance and Change in Control Arrangements

The Company has a U.S. severance plan that covers all U.S.-based officers, including our NEOs except Mr. Borden.

Benefits under the U.S. severance plan are described under “Potential Payments Upon Termination of Employment or Change in Control” beginning on page 59. In the event of Mr. Borden’s departure, he may be entitled to receive payments and benefits, as required by local law.

The Company does not have any change in control agreements. Further, we do not provide for any single-trigger change of control benefits or Section 280G tax gross-up payments.

9 | Executive Transitions

In April 2020, the Company hired Ms. Capozzi as Executive Vice President and Global Chief People Officer. In connection with her hiring, the Committee granted Ms. Capozzi PRSUs and options that have terms consistent with the annual grants that had been made to our other executives in February 2020. In addition, as an inducement to join the Company and to replace compensation she forfeited with her former employer, Ms. Capozzi received time-based RSUs that are scheduled to vest between 2021 and 2024 (subject to continued employment).

In October 2020, Mr. Krulewitch, announced his retirement from his role as Corporate Executive Vice President, General Counsel and Secretary, effective immediately. Mr. Krulewitch was advised by doctors to step down from his role for health reasons at that time. While he did not receive an STIP payout under the terms of the plan due to Company performance, he received favorable termination treatment with respect to his outstanding stock options and PRSUs in accordance with the terms of these awards (please refer to the discussion beginning on page 59, for more information on treatment of equity awards upon termination). Mr. Krulewitch also received other benefits consistent with the Company’s regular compensation programs, in particular short-term disability compensation and payment for his unused sabbatical. He did not receive any additional benefits outside of the Company’s regular programs. Mr. Krulewitch entered into a Separation Agreement and General Release with the Company that details these benefits along with his restrictive covenants owed to the Company.

10 | Compensation Policies and Practices

Policy Regarding Management’s Stock Ownership

The Company maintains stock ownership requirements because it believes executives will more effectively pursue the long-term interests of shareholders if they are shareholders themselves. The Committee reviews compliance with these stock ownership requirements annually. Based on the most recent annual evaluation, all NEOs are in compliance.

Executives have five years to achieve their required ownership level. This five-year period restarts when an executive is promoted to a position with a higher ownership requirement. An executive who is not on track to meet his or her ownership requirements following the third year (of the five-year period) is required to retain the lesser of 50% of the net after-tax shares received upon the vesting of an RSU or PRSU award or such percentage of net after-tax shares necessary to satisfy the applicable requirement. If an executive has not achieved the requisite stock ownership within five years, they must retain 100% of the net after-tax shares received upon the vesting of an RSU or PRSU award and/or a stock option exercise until the required ownership level is attained.

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Executive Compensation

The following table illustrates our stock ownership requirements.

Stock ownership requirements	Multiple of salary
President & CEO
Other NEOs

Policy Regarding Prohibition on Pledging and Hedging

The Company has adopted restrictions that prohibit executives and directors from engaging in pledging and/ or derivative transactions to hedge the economic risk associated with their Company stock ownership. Further, executives and directors may not enter into an agreement that has the effect of transferring or exchanging economic interest in any award.

Independent Compensation Consultant

The Committee has the sole authority to retain and dismiss an independent compensation consultant and has engaged FW Cook as its consultant. FW Cook also assists the Board of Directors in compiling and summarizing the results of Board and director evaluations and advising on non-employee director compensation. Consistent with its Charter, the Committee regularly considers FW Cook’s independence. In 2020, the Committee concluded that FW Cook is independent and that its work for the Committee did not raise any conflicts of interest. Management may not engage the Committee’s consultant for any purpose.

Peer Companies

Consistent with our goal of providing competitive compensation to incentivize and retain executive talent, we review total direct compensation compared to levels at peer companies that we believe are reflective of our business. When we set executive compensation targets, we use the market median for each compensation element as a reference point; however, we do not specifically target any element of compensation at a particular percentile.

Annually, based on input from FW Cook, the Committee selects a peer group comprised of companies with which we compete for talent, including our direct competitors, major retailers, producers of consumer branded goods and companies with a significant global presence. In identifying the Company’s peer group, the Committee considered the Company’s industry classification (under the S&P’s Global Industry Classification Standard), and the revenues and market capitalization of potential peer companies as well as peers of peers, among other criteria.

While we occasionally make changes to the peer group when appropriate, we also believe it is important to have year-over-year consistency. For 2020, we determined to retain the same peer group to that used in 2019, in particular given the unique and uncertain macroeconomic environment:

3M Company	Kellogg Company	The Procter & Gamble Company
Best Buy Co., Inc.	Kimberly Clark	Starbucks Corporation
Carnival Corporation	The Kraft Heinz Company	Target Corporation
The Coca-Cola Company	Lowe’s Companies, Inc.	Walgreens-Boots Alliance, Inc.
Colgate-Palmolive	Marriott International	Wal-Mart Inc.
FedEx Corporation	Mondeléz International, Inc.	Yum! Brands Inc.
General Mills, Inc.	NIKE, Inc.
Johnson & Johnson	PepsiCo

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Executive Compensation

The following table compares McDonald’s size and performance to that of our peer group.

		McDonald’s vs. Comparator Group
Financial Comparisons	McDonald’s	Percentile	Rank	Sample Size
Revenues (most recent fiscal year)	$18,865	27%	17	out of 23
Market Capitalization (12/31/20)*	159,885.92	73%	7	out of 23
Systemwide Sales (most recent fiscal year)	$93,317	86%	4	out of 23
1-Year TSR (12/31/20)*	11.32%	45%	13	out of 23
3-Year TSR (12/31/20)*	34.21%	55%	11	out of 23
5-Year TSR (12/31/20)*	106.71%	68%	8	out of 23

*	Data retrieved from Bloomberg Terminal and verified using CapitalIQ. TSR is non-annualized.

Compensation Recoupment and Forfeiture Provisions

The Company’s STIP awards and equity grant agreements for executives provide that the Company may terminate awards and/or recapture previously paid awards if a participant engages in willful fraud that: (i) causes harm to the Company or (ii) is intended to manipulate performance goals either during employment, or after employment has terminated.

Furthermore, executives are required to have executed restrictive covenants as a condition to receiving equity awards. An executive who violates the restrictive covenants to which they are subject will forfeit outstanding equity awards, whether or not vested, and may be required to repay awards that have previously been paid.

The Company’s equity grant agreements also contain a repayment/forfeiture provision that triggers repayment of any benefits received in connection with such grants as may be required to comply with (i) New York Stock Exchange listing standards adopted in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations of the Securities and Exchange Commission adopted thereunder, and (ii) similar rules under the laws of any other jurisdiction, as well as pursuant to any policies adopted by the Company to implement such requirements, in all cases to the extent determined by the Company to be applicable to the award recipient.

Risk and Compensation Programs

Our compensation program is designed to mitigate the potential for rewarding excessive risk-taking that may produce short-term results that appear in isolation to be favorable, but which, in fact, may undermine the successful execution of our long-term business strategy and erode shareholder value. In particular, our executive compensation program has the following design features that help mitigate risk, as described throughout this Proxy Statement:

●	balance of short- and long-term incentives;
●	mix of both cash- and stock-based awards;
●	objective performance metrics related to various measures of operational performance;
●	performance targets closely aligned with the Company’s business plans;
●	diverse time horizons for incentive awards;
●	caps on all incentive payouts;
●	recoupment and forfeiture provisions; and
●	significant stock ownership requirements to align with shareholder interests.

Each year, FW Cook reviews the Company’s global incentive compensation programs, including both broad-based programs and its executive compensation programs, taking into consideration the factors described above. Based on this review, the Committee agreed with FW Cook’s assessment that the risks arising from its compensation program are not reasonably likely to have a material adverse effect on the Company.

Policies and Practices Regarding Equity Awards

The Company does not grant equity awards when in possession of material non-public information. The Company generally makes broad-based equity grants at approximately the same time each year following our release of full-year financial results; however, the Company may choose to make equity grants outside of the annual broad-based grant (e.g., as part of a new hire package or as a retention or promotional incentive). Stock options may be granted only with an exercise price at or above the closing market price of the Company’s stock on the date of grant.

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Compensation Tables

Summary Compensation Table

The table below summarizes the compensation earned by our NEOs in 2020, and, to the extent required, 2019 and 2018.

Name and principal position (a)	Year (b)	Salary ($)(c)(1)	Stock awards ($)(e)(2)	Option awards ($)(f)(3)	Non-equity incentive plan compensation ($)(g)	All other compensation ($)(i)(4)	Total ($)(j)
Christopher Kempczinski President and Chief Executive Officer	2020	963,506	4,750,129	4,750,011	0	383,386	10,847,032
	2019	867,500	1,250,129	1,250,022	1,707,478	154,026	5,229,155
	2018	725,000	2,500,183	1,000,005	336,869	116,283	4,678,340
Kevin Ozan Corporate Executive Vice President and Chief Financial Officer	2020	774,179	1,800,180	1,800,015	0	156,847	4,531,221
	2019	841,667	1,625,078	1,625,011	1,236,750	128,072	5,456,578
	2018	791,667	1,450,043	1,450,015	808,800	149,727	4,650,252
Heidi B. Capozzi Corporate Executive Vice President – Global Chief People Officer	2020	521,907	7,450,306	950,021	0	17,686	8,939,920
Ian Borden(5) President, International	2020	587,601	950,211	950,002	0	2,296,449	4,784,263
	2019	561,329	750,078	750,003	714,631	470,856	3,246,897
Joseph Erlinger(5) President, McDonald’s USA	2020	686,209	1,125,055	1,125,020	0	1,727,232	4,663,516
	2019	712,500	850,088	850,022	1,132,819	1,232,877	4,778,306
	2018	587,500	750,055	750,009	794,880	1,075,292	3,957,736
Jerome Krulewitch(6) Former Corporate Executive Vice President, General Counsel and Secretary	2020	593,499	1,000,100	1,000,012	0	121,820	2,715,431
	2019	642,500	850,088	850,022	803,888	104,923	3,251,421

(1)

Reflects a temporary reduction in base salary of 50% for Mr. Kempczinski and 25% for each of Messrs. Ozan, Borden, Erlinger and Krulewitch for each payroll period from April 15 through September 30, 2020, in response to the COVID-19 pandemic. Annual base salaries as of December 31, 2020 (not reflecting the COVID-related reductions) for our NEOs were as follows: Messrs. Kempczinski: $1,250,000; Ozan: $880,000; Borden: $663,633 (CAD$850,000); Erlinger: $775,000 and Krulewitch: $675,000 and Ms. Capozzi: $725,000. Ms. Capozzi’s base salary in the above table reflects her start date in April 2020.

(2)

Represents the aggregate grant date fair value of performance-based restricted stock units (PRSUs) granted under the McDonald’s Corporation Amended and Restated 2012 Omnibus Stock Ownership Plan or the prior plan as then in effect (collectively, the Equity Plan), based on the probable outcome of the applicable performance conditions and excluding the effect of estimated forfeitures during the applicable vesting periods of PRSUs, as computed in accordance with Accounting Standards Codification (ASC) 718. Values generally are based on the closing price of the Company’s common stock on the grant date. Except as otherwise described herein, PRSUs vest on the third anniversary of the grant date and are subject to performance-based vesting conditions linked to the achievement of EPS, ROIIC, and a relative TSR modifier over the performance period (as described beginning on page 48). Since 2019, the PRSUs have been subject to a cap of 100% of target if the Company’s absolute TSR for the three-year performance period is negative. The fair value of PRSUs that include the TSR modifier is determined using a Monte Carlo valuation model.

Also included are certain time-based RSUs granted to Mr. Kempczinski in 2018 and to Ms. Capozzi in 2020, as described in the Grants of Plan-Based Awards table on page 55 and the Outstanding Equity Awards at 2020 Year-End table beginning on page 56. See also page 50 of the CD&A under the heading “Executive Transitions.”

A more detailed discussion of the assumptions used in the valuation of RSU awards (including PRSUs) may be found in the Notes to Consolidated Financial Statements under “Share-based Compensation” on pages 49 and 58 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

(3)

Represents the aggregate grant date fair value of options granted under the Equity Plan, excluding the effect of estimated forfeitures during the applicable vesting periods of options, as computed in accordance with ASC 718. Options have an exercise price equal to the closing price of the Company’s common stock on the grant date and vest in equal installments over a four-year period. Values for options granted in 2020 are determined using a closed-form pricing model based on the following assumptions, as described in the footnotes to the consolidated financial statements: expected volatility based on historical experience of 19.08%; an expected annual dividend yield of 2.31%; a risk-free return of 1.42%; and expected option life based on historical experience of 5.67 years. Additional information about options is disclosed in the Grants of Plan-Based Awards table on page 55 and the Outstanding Equity Awards at 2020 Year-End table beginning on page 56. A more detailed discussion of the assumptions used in the valuation of option awards may be found in the Notes to Consolidated Financial Statements under “Share-based Compensation” on pages 49 and 58 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

2021 Proxy Statement	53

Executive Compensation

(4)

“All other compensation” for 2020 includes the Company’s contributions to the 401(k) Plan and Deferred Compensation Plan, except for Mr. Borden who participates in our Canadian retirement plan, as follows:

Christopher Kempczinski	$177,444
Kevin Ozan	$126,706
Heidi Capozzi	$0
Ian Borden	$10,864
Joseph Erlinger	$114,245
Jerome Krulewitch	$88,484

The incremental cost of perquisites is included in the amounts provided in this column and based on actual charges to the Company. This also includes the following categories of perquisites: car allowance; financial planning; annual physical examinations for the executives and their spouses; executive security (for select executives); matching charitable donations; Company-paid life insurance. In addition, this includes personal use of the Company’s aircraft by the CEO. Beginning in 2020, the Company requires full reimbursement of costs associated with personal use once Company costs reach a predetermined threshold. In 2020, the costs for Mr. Kempczinski’s personal flights were $164,418, including fuel, on-board catering, landing/handling fees, maintenance costs and crew costs attributable to personal flights and excluding fixed costs, such as pilot salaries and the cost of the aircraft. In certain circumstances, the CEO may permit other executives to use the aircraft for personal travel or to be joined by their spouses on the aircraft for business travel. In 2020, to help mitigate the risks associated with traveling during COVID-19, Messrs. Borden and Erlinger were permitted to use the aircraft in connection with their respective relocations resulting from their new roles. The Company does not provide any tax gross ups on the perquisites described above.

In addition, Mr. Borden was based overseas and relocated internationally during 2020, and Mr. Erlinger was based overseas in part of the year prior to relocating back to the U.S. Accordingly, Messrs. Borden and Erlinger received certain benefits in connection with their respective international assignments and relocations. For Mr. Borden, this includes: Company-provided housing (in the amount of $340,249, which includes rent, temporary housing, utilities, rental furniture and an appliance reimbursement allowance); a cost-of-living adjustment; global health insurance; children’s tuition; family, home leave and relocation allowances; an exploratory relocation trip; meal voucher; international destination services; shipment of household goods; tax preparation fees; a global banking allowance; visa and legal fees; and tax equalization in the amount of $1,614,558. For Mr. Erlinger, this includes: Company-provided housing (in the amount of $160,318, which includes rent, temporary housing, utilities, maintenance and council tax); a cost-of-living adjustment; global health insurance; family, home leave and relocation allowances; an exploratory relocation trip; international destination services; storage and shipment of household goods; tax preparation fees; and tax equalization in the amount of $1,206,297.

(5)

Certain amounts were paid in non-U.S. currency. In these cases, when the information is available, the amounts reported reflect the exchange rate on the date the respective payments were made, and when the information is not available, the amounts reported reflect the average monthly exchange rate.

(6)

In October 2020, Mr. Krulewitch announced his retirement from the role of Corporate Executive Vice President, General Counsel and Secretary, effective immediately. For more information, see the section “Mr. Krulewitch’s Retirement” at page 61.

54	McDonald’s Corporation

Executive Compensation

Grants of Plan-Based Awards

			Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards(2)			All other stock awards: number of shares of stock or units (#)(i)	All other option awards: number of securities underlying option (#)(j)	Exercise or base price of option awards ($/Sh) (k)	Grant date fair value of stock and option awards ($)(l)(3)
Name (a)	Plan	Grant date (b)	Threshold ($)(c)	Target ($)(d)	Maximum ($)(e)	Threshold (#)(f)	Target (#)(g)	Maximum (#)(h)
Christopher Kempczinski	STIP	2/18/2020	0	2,125,000	4,250,000
	Equity	2/18/2020				0	20,566	41,132				4,750,129
	Plan(4)
	Equity	2/18/2020								161,565	216.15	4,750,011
	Plan(5)
Kevin Ozan	STIP	2/18/2020	0	968,000	1,936,000
	Equity	2/18/2020				0	7,794	15,588				1,800,180
	Plan(4)
	Equity	2/18/2020								61,225	216.15	1,800,015
	Plan(5)
Heidi Capozzi	STIP	2/18/2020	0	580,000	1,160,000
	Equity	5/28/2020				0	4,711	9,422				950,067
	Plan(4)
	Equity	5/28/2020								37,009	188.73	950,021
	Plan(5)
	Equity	5/28/2020							34,442			6,500,239
	Plan(2)
Ian Borden	STIP	2/18/2020	0	597,270	1,194,540
	Equity	2/18/2020				0	4,114	8,228				950,211
	Plan(4)
	Equity	2/18/2020								32,313	216.15	950,002
	Plan(5)
Joseph Erlinger	STIP	2/18/2020	0	775,000	1,550,000
	Equity	2/18/2020				0	4,871	9,742				1,125,055
	Plan(4)
	Equity	2/18/2020								38,266	216.15	1,125,020
	Plan(5)
Jerome Krulewitch	STIP	2/18/2020	0	573,750	1,147,500
	Equity	2/18/2020				0	4,330	8,660				1,000,100
	Plan(4)
	Equity	2/18/2020								34,014	216.15	1,000,012
	Plan(5)
(1)

The 2020 STIP measures performance based on growth in operating income (50%), Systemwide sales (25%) and comparable guest counts (25%). See the CD&A beginning on page 47 for a discussion of operating income, Systemwide sales and comparable guest counts targets. STIP metrics and target awards were established based on a percentage of salary and were set in early 2020. There was no STIP amount payable for 2020 to our NEOs as a result of the Company’s performance against these metrics due to the COVID-19 pandemic. Columns (d) and (e) show the target and maximum awards the NEOs could have earned. The amounts do not take into account the reductions in salary that occurred for a portion of the year in response to the COVID-19 pandemic, as described at Footnote 1 to the Summary Compensation Table.

(2)

In 2020, all of the NEOs received two types of equity awards: PRSUs (see columns (f), (g), (h) and (l)), which have dividend equivalent rights, and options (see columns (j), (k) and (l)). In addition, as described at page 50 of the CD&A, in connection with her hiring, Ms. Capozzi received PRSUs and options that have terms consistent with the annual grants that had been made to other executives in February 2020. In addition, as an inducement to join the Company and to replace compensation she forfeited with her former employer, Ms. Capozzi received a sign-on grant of service-based RSUs as follows: 21,195 RSUs, which vest in two equal installments on May 28, 2021 and 2022, and 13,247 RSUs, which vest in two equal installments on May 28, 2022 and 2024 (which have dividend equivalent rights) (see columns (i) and (l)).

(3)	The values in this column for PRSUs, RSUs and options were determined based on the assumptions described in footnotes 2 and 3, respectively, to the Summary Compensation Table.
(4)

Reflects grants of PRSUs. The PRSUs vest on February 18, 2023 (except for Ms. Capozzi, whose PRSUs vest on May 28, 2023, which is the third anniversary of the grant date), subject to achievement of 3-year compound annual EPS growth of at least 3% (75% weight) and 3-year ROIIC (25% weight) of at least 15%. If performance against EPS and ROIIC meets the threshold for a payout, a relative TSR modifier can impact final payouts by up to plus or minus 25 percentage points. The maximum payout is 200% of target, provided that if absolute TSR for the three-year period is negative the maximum payout is 100% of target. These PRSUs also provide for dividend equivalent rights. See the discussion beginning on page 48 for more information.

(5)	Reflects option grants in 2020. For details regarding options, refer to footnote 3 to the Summary Compensation Table.

2021 Proxy Statement	55

Executive Compensation

Outstanding Equity Awards at 2020 Year-End

	Option awards				Stock awards
Name (a)	Number of securities underlying unexercised options exercisable (#)(b)(1)	Number of securities underlying unexercised options unexercisable (#)(c)(1)	Option exercise price ($)(e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#)(g)(2)	Market value of shares or units of stock that have not vested ($)(h)(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(i)(4)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(j)(3)(4)
Christopher Kempczinski	9,291	0	112.11	11/12/2025
	39,415	13,138	128.09	3/8/2027
	21,009	21,008	157.79	2/19/2028	10,251	2,199,574
	12,208	36,621	174.15	2/13/2029
	0	161,565	216.15	2/18/2030			35,259	7,565,838
Kevin Ozan	11,329	0	94.89	2/12/2024
	36,320	0	97.15	3/16/2025
	71,388	0	116.73	2/11/2026
	56,307	18,769	128.09	3/8/2027
	30,463	30,462	157.79	2/19/2028
	15,870	47,607	174.15	2/13/2029
	0	61,225	216.15	2/18/2030			27,406	5,880,673
Heidi Capozzi	0	37,009	188.73	5/28/2030	35,073	7,526,052	4,797	1,029,418
Ian Borden	5,948	0	100.05	2/8/2022
	5,320	0	94.00	2/13/2023
	5,796	0	94.89	2/12/2024
	7,264	0	97.15	3/16/2025
	17,134	0	116.73	2/11/2026
	20,271	6,757	128.09	3/8/2027
	13,131	13,130	157.79	2/19/2028
	7,325	21,972	174.15	2/13/2029
	0	32,313	216.15	2/18/2030			12,879	2,763,527
Joseph Erlinger	8,324	0	97.15	3/16/2025
	7,853	0	116.73	2/11/2026
	20,271	6,757	128.09	3/8/2027
	15,757	15,756	157.79	2/19/2028
	8,301	24,903	174.15	2/13/2029
	0	38,266	216.15	2/18/2030			15,094	3,238,781
Jerome Krulewitch	9,309	0	94.00	2/13/2023
	10,012	0	94.89	2/12/2024
	10,594	0	97.15	3/16/2025
	14,278	0	116.73	2/11/2026
	20,271	6,757	128.09	3/8/2027
	15,757	15,756	157.79	2/19/2028
	8,301	24,903	174.15	2/13/2029
	0	34,014	216.15	2/18/2030			0	0

(1)

In general, options expire on the tenth anniversary of grant. For details regarding customary equity treatment upon termination, see the section on Potential Payments Upon Termination of Employment or Change in Control beginning on page 59. Mr. Krulewitch’s options will become exercisable pursuant to their original vesting schedule.

56	McDonald’s Corporation

Executive Compensation

(2)	PRSUs are typically granted to our NEOs subject to performance-based vesting conditions, but from time to time, we grant service-based awards. In 2018, Mr. Kempczinski received a grant of 9,507 shares of service-based RSUs (which have dividend equivalent rights) as a special grant, as reflected in columns (g) and (h), and which vested on February 19, 2021. In connection with her hiring, Ms. Capozzi received PRSUs and options that have terms consistent with the annual grants that had been made to other executives in February 2020. In addition, as an inducement to join the Company and to replace compensation she forfeited with her former employer, Ms. Capozzi received a sign-on grant of service-based RSUs as follows: 21,195 RSUs, which vest in two equal installments on May 28, 2021 and 2022, and 13,247 RSUs, which vest in two equal installments on May 28, 2022 and 2024 (which have dividend equivalent rights).
(3)	Calculated by multiplying the number of shares covered by the award by $214.58, the closing price of Company stock on the New York Stock Exchange on December 31, 2020.
(4)	The following table reflects unvested PRSUs that are scheduled to be paid out as follows if the targets are met at 100% (the PRSUs vesting in February 2021 were forfeited as a result of the Company’s performance for the 2018 - 2020 performance period):

Name*	Vesting date	Number of performance- based RSUs**
Christopher Kempczinski	02/19/2021	0
	02/13/2022	7,334
	02/18/2023	21,119
Kevin Ozan	02/19/2021	0
	02/13/2022	9,534
	02/18/2023	8,003
Heidi Capozzi	05/28/2023	4,797
Ian Borden	02/19/2021	0
	02/13/2022	4,401
	02/18/2023	4,225
Joseph Erlinger	02/19/2021	0
	02/13/2022	4,987
	02/18/2023	5,002

*	See the Option Exercises and Stock Vested – Fiscal 2020 Table below for more information on Mr. Krulewitch’s PRSUs.
**	Number of unvested PRSUs that are scheduled to be paid out include dividend equivalents.

Option Exercises and Stock Vested - Fiscal 2020

	Option awards		Stock awards
Name (a)	Number of shares acquired on exercise (#)(b)	Value realized on exercise ($)(c)	Number of shares acquired on vesting (#)(d)	Value realized on vesting ($)(e)
Christopher Kempczinski	0	0	11,055	2,198,397
Kevin Ozan	0	0	15,791	3,140,198
Heidi Capozzi	0	0	0	0
Ian Borden	4,149	580,113	5,686	1,130,718
Joseph Erlinger	7,377	890,382	5,686	1,130,718
Jerome Krulewitch*	0	0	20,138	4,398,460

*	As a result of Mr. Krulewitch’s disability, in accordance with the terms of the Equity Plan and the applicable award agreements, all of his outstanding PRSUs vested at the target amount without regard to the performance conditions, as described more fully at the section “Mr. Krulewitch’s Retirement” at page 61. Mr. Krulewitch’s options will become exercisable pursuant to their original vesting schedule.

2021 Proxy Statement	57

Executive Compensation

Non-Qualified Deferred Compensation - Fiscal 2020

Name (a)	Executive contributions in last FY ($)(b)(1)	Registrant contributions in last FY ($)(c)(1)	Aggregate earnings in last FY ($)(d)	Aggregate withdrawals/ distributions ($)(e)	Aggregate balance at last FYE ($)(f)(2)
Christopher Kempczinski	1,580,859	160,344	520,717	0	3,691,424
Kevin Ozan	120,815	109,606	459,567	0	5,409,937
Heidi Capozzi	0	0	0	0	0
Ian Borden(3)	—	—	—	—	—
Joseph Erlinger	443,863	97,145	104,747	0	2,887,504
Jerome Krulewitch	66,743	71,384	483,015	0	5,177,247

(1)	Represents salary deferrals which are also reported as compensation for 2020 in the Summary Compensation Table.
(2)	Includes the following aggregate amounts reported in the Summary Compensation Table in prior years:

Christopher Kempczinski	$1,254,899
Kevin Ozan	$1,339,381
Heidi Capozzi	$0
Ian Borden	$0
Joseph Erlinger	$618,109
Jerome Krulewitch	$114,713

(3)	Mr. Borden is not eligible to participate in the Company’s non-qualified deferred compensation plan.

Deferred Compensation Plan

The Company’s Amended & Restated Deferred Compensation Plan (Deferred Plan) is a non-tax qualified, unfunded deferred compensation retirement plan that allows NEOs and certain highly compensated employees to: (i) make tax-deferred contributions from their salary and STIP awards and (ii) receive Company matching contributions, in excess of the Internal Revenue Service (IRS) limits under the Company’s 401(k) Plan.

At the time of deferral, participants must elect how and when they will receive distributions. Participants can elect distributions to begin upon a specified date (at least three years in the future) or upon their separation from service, as either a lump-sum distribution or in installments (up to fifteen years). Prior to the 2021 plan year, participants could elect from the following distribution options: (i) lump-sum in-service distributions; (ii) lump-sum distributions upon separation from service or (iii) installment payments upon separation from service (in five-, ten- or fifteen-year increments). Distributions upon a separation from service are delayed for six months following the participant’s separation.

Deferrals are nominally invested in investment options selected by participants and are credited with a rate of return based on the investment option(s) selected. The investment options are currently based on returns of the 401(k) Plan’s Capital Preservation Fund, Large Cap Equity Index Fund, and the Company’s Common Stock Fund.

Supplemental Profit Sharing and Savings Plan

Prior to the adoption of the Deferred Plan, the Company’s Supplemental Profit Sharing and Savings Plan (Supplemental Plan) allowed participants to defer compensation in excess of the IRS limits that applied to the 401(k) Plan. The Supplemental Plan allowed deferrals of salary and all or a portion of cash incentives, as well as Company contributions on deferrals of salary and STIP payouts. At the end of 2004, the Company froze the Supplemental Plan. The investment options for existing accounts under the Supplemental Plan are identical to those under the Deferred Plan. A participant may elect to have distributions in a single lump-sum, in installments commencing on a date of the participant’s choice or in an initial lump-sum payment with subsequent installment payments.

Distributions may commence in the year following termination or any later date and must be completed within 25 years. If the participant does not file a distribution election in the year of termination, the participant’s entire Supplemental Plan balance is paid out in cash in the calendar year following termination. In-service and hardship withdrawals are permitted subject to certain conditions.

58	McDonald’s Corporation

Executive Compensation

Potential Payments upon Termination of Employment or Change in Control

In the event of a termination or change in control followed by termination of employment, our NEOs except for Mr. Krulewitch would receive certain payments and benefits, as described below. Mr. Krulewitch’s post-termination arrangements are discussed on page 61.

Termination of Employment

Severance

The McDonald’s Corporation Officer Severance Plan (Severance Plan) would have provided benefits to Messrs. Kempczinski, Ozan and Erlinger and Ms. Capozzi upon termination of their employment by the Company without “cause.” Mr. Borden is not entitled to any severance benefits as the result of a termination beyond any notice requirements and separation pay required under Canadian law.

The applicable benefits under the Severance Plan consist of a lump-sum payment with respect to severance pay, based on final salary, and a continued subsidy of medical and dental benefits through COBRA. Amounts are based on position and length of service. In addition, in a covered termination, each eligible NEO would receive prorated STIP payments based on actual performance (and paid at the same time payments are made to other participants), unused sabbatical leave, and transitional assistance. Payments are delayed for six months following termination of employment to the extent required under Code Section 409A. The Severance Plan excludes severance benefits in the event of termination for performance reasons.

The value of the benefits that would have been payable to eligible NEOs under the Severance Plan, assuming a covered termination of employment on December 31, 2020, are set forth below:

Name	Salary continuation ($)	Benefit continuation ($)	Other ($)(1)	Total ($)
Christopher Kempczinski	625,000	9,496	24,400	658,896
Kevin Ozan	778,462	4,626	159,785	942,873
Heidi Capozzi	362,500	8,830	24,400	395,730
Joseph Erlinger	566,347	33,932	24,400	624,679

(1)	Reflects outplacement assistance and, for Mr. Ozan, payment for unused sabbatical.

Stock Options

Under the Equity Plan and the applicable award agreements, if a NEO satisfies the conditions for retirement or “special circumstances” (meaning the NEO becomes an owner-operator of a McDonald’s restaurant in connection with their termination or is terminated without “cause,” subject to age and years of Company experience) and agrees to certain restrictive covenants and a general release of claims in favor of the Company, then their options continue to become exercisable on the originally scheduled dates. Such options remain exercisable for the full term of the option, in the case of retirement, and for a lesser period, in the case of termination by the Company without cause.

If a NEO terminates employment as a result of death or disability, the options vest upon termination and remain exercisable for three years following their termination of employment (but not beyond the expiration date). If the NEO voluntarily departs, unvested options are forfeited, and vested options remain outstanding and exercisable for 90 days. In the event of a termination for “cause” (other than a policy violation) all options are immediately forfeited.

If a NEO violates a restrictive covenant following termination, the Company may cancel any outstanding options.

PRSUs

Under the Equity Plan and the applicable award agreements, if a NEO retires or is terminated without “cause,” they receive full or pro rata vesting of outstanding PRSUs (and related dividend equivalents), subject to the Company satisfying the applicable performance criteria. PRSUs (and any related dividend equivalents) are not accelerated on termination of employment, except for termination as a result of death or disability. Upon termination for death or disability, the performance conditions are waived and 100% of the award (and any dividend equivalents) immediately vest at target. In the event of a termination for “cause,” all RSUs (and any dividend equivalents) are forfeited.

2021 Proxy Statement	59

Executive Compensation

With respect to the PRSUs held by our NEOs, we are not able to calculate the hypothetical value that each NEO could have realized as a result of a termination of employment, as vesting is based not only on the period in which the NEO remained employed, but also on the Company’s actual performance through the entire performance period.

A pro rata portion of Mr. Kempczinski’s service-based RSUs (and any related dividend equivalents) would have vested in the event the Company had terminated his employment without “cause,” and the full award (and any related dividend equivalents) would have vested in the event of his death or disability. Based on the closing price of the Company’s common stock on December 31, 2020, the value of the service-based RSUs held by Mr. Kempczinski would have been $2,138,504, had his employment been terminated by the Company without “cause” as of that date. Such award actually vested to Mr. Kempczinski on February 19, 2021.

A pro rata portion of Ms. Capozzi’s service-based RSUs (and any related dividend equivalents) vests in the event the Company terminates her employment without “cause,” and the full award vests in the event of her death or disability. Based on the closing price of the Company’s common stock on December 31, 2020, the value of the service-based RSUs held by Ms. Capozzi would have been $3,039,955, had her employment been terminated by the Company without “cause” as of that date.

Change in Control

The Company does not have any change in control agreements.

If employment is terminated following a change in control, certain rights under the Severance Plan and Equity Plan apply. A “change in control” is generally defined in the Equity Plan as either: (i) the acquisition of 20% or more of our common stock or voting securities by a single purchaser or a group of purchasers acting together; (ii) the incumbent members of the Board cease to constitute at least a majority of the Board as a result of an actual or threatened election contest; (iii) a significant merger or other business combination involving the Company; or (iv) a complete liquidation or dissolution of the Company.

Severance Plan Payments

Had a change in control occurred on December 31, 2020, and their employment was terminated as a result, Messrs. Kempczinski, Ozan and Erlinger and Ms. Capozzi would have a right to the above-described payments under the Severance Plan.

Treatment of Equity Awards Upon a Change in Control

Under the Equity Plan and the applicable award agreements, upon a change in control, outstanding unvested options, RSUs including PRSUs will be replaced by equivalent awards based on publicly traded stock of the successor entity. The replacement awards will vest and become exercisable or paid out, as applicable, if the NEO’s employment is terminated for any reason other than “cause” within two years following the change in control. In addition, if employment is terminated other than for “cause” within two years following the change in control, all options will remain outstanding for not less than two years following termination or until the end of the original term, if sooner.

If the awards are not replaced (e.g., because the acquirer does not have publicly traded securities) or if the Committee so determines, vesting will be accelerated. RSUs including PRSUs would vest (with PRSUs vesting at target) and be paid out upon a Code Section 409A change in control; otherwise, RSUs including PRSUs would be paid out on the originally scheduled payment date or, if earlier, on the NEO’s death, disability or termination of employment, subject to any required delay under Code Section 409A. Terminations initiated by the NEO will not result in accelerated vesting of replacement awards.

If a change in control had occurred on December 31, 2020, and either (i) the outstanding options and RSUs including PRSUs held by the NEOs could not be replaced or (ii) the Committee so determined, assuming that the transaction met the applicable definition of a change in control under the Equity Plan and Code Section 409A: (a) options would have become fully vested, exercisable and free of restrictions and (b) RSUs including PRSUs would have vested (PRSUs at target) and been paid out immediately. The awards held by the NEOs as of December 31, 2020, are set forth in the Outstanding Equity Awards at 2020 Year-End table beginning on page 56.

60	McDonald’s Corporation

Executive Compensation

The table below summarizes the value of the change in control payments that the NEOs could have received based on: (i) in the case of options, the “spread” between the exercise price and the closing price of the Company’s common stock on December 31, 2020, and (ii) in the case of RSUs including PRSUs, the target number of shares, multiplied by the closing price of the Company’s common stock on December 31, 2020. The table sets forth the hypothetical value that the NEOs could have realized as a result of the accelerated equity awards, based on these assumptions. If there was no change in control, the amounts shown would have vested over time, subject to continued employment and, with respect to the PRSUs, subject to performance-based vesting conditions.

Name	Stock options (closing price on 12/31/20 minus exercise price) ($)	RSUs (target number of shares multiplied by closing price on 12/31/20) ($)	Total ($)
Christopher Kempczinski	3,809,937	9,765,412	13,575,349
Kevin Ozan	5,278,019	5,880,673	11,158,692
Heidi Capozzi	956,683	8,555,470	9,512,153
Ian Borden	2,218,394	2,763,527	4,981,921
Joseph Erlinger	2,486,024	3,238,781	5,724,805

Mr. Krulewitch’s Retirement

In October 2020, Mr. Krulewitch announced his retirement from the role of Corporate Executive Vice President, General Counsel and Secretary, effective immediately. Mr. Krulewitch was advised by doctors to step down from his role for health reasons at that time. Mr. Krulewitch received disability benefits to which he was entitled under the Company’s policies. In accordance with their terms, his stock options received retirement treatment and his PRSUs vested in full at the target amount (without regard to the performance conditions) upon his qualifying for disability. After October 2020, Mr. Krulewitch was no longer eligible for the benefits of the Severance Plan, and a change of control after that date would not have entitled him to severance benefits described above for the other NEOs.

Deferred Compensation

Following separation from service for any reason, the NEOs who participate will receive distributions from their accounts under the Deferred Plan and the Supplemental Plan in accordance with their elected distribution schedules, as described on page 58.

Additional Compensation Matters

Pay Ratio

2021 Pay Ratio

McDonald’s is committed to a strong pay-for-performance culture that closely aligns the interests of executives with those of shareholders. We aim to have 90% of our CEO’s total target direct compensation opportunity as performance based. In 2020, our CEO took a temporary 50% salary reduction from April 15 to September 30, given the significant negative effects that the COVID-19 pandemic had across the System. Additionally, the Company did not achieve the minimum required performance thresholds for 2020 STIP and the Committee did not make any incentive plan adjustments to account for the business impact of COVID-19. As a result, executive payouts under the 2020 STIP were $0, and our CEO’s 2020 total compensation of $10,847,032 was significantly lower than in prior years, resulting in a ratio of 1,189:1. The Company believes that this ratio is not indicative of a typical year, given reduced CEO pay resulting from the negative impacts of COVID-19.

Median Employee Methodology

In 2019, the Company identified its median employee for purposes of the pay ratio disclosure by annualizing one month’s total gross wages for its employees (other than the CEO) located in markets across the globe who were employed on October 1, 2019. The Company considered all full-time, part-time, seasonal and temporary workers employed on such date. Our methodology was straightforward and transparent; we did not exclude employees. Our median employee for 2020 is the same individual identified in 2019 (a part-time restaurant crew employee located in the United Kingdom) and had 2020 total compensation of $9,124.

2021 Proxy Statement	61

Audit & Finance Committee Matters

PROPOSAL 3	Ratification of the Appointment of Ernst & Young LLP as Independent Auditor for 2021
The Board recommends that you vote FOR this proposal.

Our Audit & Finance Committee is directly responsible for the appointment, compensation, retention, evaluation and termination of our independent external audit firm. The Committee has appointed Ernst & Young LLP (EY) as our Company’s independent external audit firm for 2021. In executing its responsibilities, the Committee engages in a thorough annual evaluation of EY’s qualifications, past performance and continuing independence. Among other things, the Committee is informed by the results of a comprehensive assessment survey undertaken by senior financial personnel from our headquarters and largest global markets, and discusses opportunities for improvement with the lead audit partner. The Committee has sole authority to approve all engagement fees to be paid to EY. In assessing independence, the Committee reviews the fees paid, including those related to both audit and non-audit services, and annually reviews compliance with our Hiring Policy for Employees of External Audit Firm and Its Affiliates. The Committee regularly meets with the lead audit partner without members of management present, and in executive session with only the Committee members present, which provides the opportunity for continuous assessment of EY’s effectiveness and independence and for considering alternative audit firms.

EY or its predecessor, Arthur Young & Company, has been retained as our Company’s external audit firm continuously since 1964. In accordance with SEC rules and EY policies, the firm’s lead engagement partner rotates every five years. Our Audit & Finance Committee and its Chair are directly involved in the selection of EY’s lead engagement partner.

Our Audit & Finance Committee and our Board of Directors believe that the continued retention of EY as our Company’s independent external audit firm for 2021 is in the best interests of our Company and its shareholders, and are therefore asking shareholders to again approve this annual appointment. A representative of EY is expected to attend our Annual Shareholders’ Meeting, be available to answer shareholders’ questions and have the opportunity to make a statement. If shareholders do not ratify EY’s appointment, our Audit & Finance Committee will reconsider the appointment. After such reconsideration, the Committee may exercise its discretion to select another auditor or retain EY, if it determines such retention to be in the best interests of our Company and shareholders. Even if shareholders approve the appointment of EY, the Committee may select another independent auditor if it determines it to be in the best interests of our Company and shareholders.

The Board of Directors recommends that shareholders vote FOR the appointment of Ernst & Young LLP as independent auditor for 2021.

62	McDonald’s Corporation

Audit & Finance Committee Matters

Audit & Finance Committee Report

The role of the Audit & Finance Committee is to assist the Board in fulfilling its responsibility to oversee our Company’s financial reporting process. Management is primarily responsible for our Company’s financial statements, including our Company’s internal control over financial reporting. Ernst & Young LLP (EY), our Company’s independent auditor, is responsible for expressing an opinion on the conformity of our Company’s annual consolidated financial statements with generally accepted accounting principles. EY also expresses an opinion on the effectiveness of our internal control over financial reporting and reviews our Company’s interim financial statements in accordance with applicable auditing standards. The Audit & Finance Committee oversees our Company’s financial reporting process and internal control structure on behalf of the Board. The Audit & Finance Committee met regularly with EY and the head of internal audit, both privately and with management present, during 2020.

In fulfilling its oversight responsibilities, the Audit & Finance Committee reviewed and discussed with management and EY the audited and interim financial statements, including Management’s Discussion and Analysis, included in our Company’s Reports on Form 10-K and Form 10-Q.

In connection with its review of our Company’s annual consolidated financial statements, the Audit & Finance Committee also discussed with EY other matters required to be discussed with the auditor under applicable standards of the Public Company Accounting Oversight Board (PCAOB), and those addressed by EY’s written disclosures and presentations provided under the applicable requirements of the PCAOB.

The Audit & Finance Committee is responsible for the appointment, retention, compensation and evaluation of the independent auditor and appointed EY to serve in that capacity during 2020 and 2021. In that regard, the Audit & Finance Committee reviewed EY’s independence from our Company and management, including EY’s written disclosures described above.

Based on the reviews and discussions referred to above, the Audit & Finance Committee recommended to our Board of Directors that the audited financial statements be included in our Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

Respectfully submitted,

The Audit & Finance Committee

John Mulligan, Chair
Lloyd Dean
Catherine Engelbert
Margaret Georgiadis

2021 Proxy Statement	63

Audit & Finance Committee Matters

Policy for Preapproval of Audit and Permitted Non-Audit Services

The Audit & Finance Committee has a policy for the preapproval of all audit and permitted non-audit services to be provided by EY to our Company. The Audit & Finance Committee may preapprove engagements on a case-by-case basis or on a class of service basis if the relevant services are predictable and recurring.

Preapprovals for classes of services are granted at the start of each fiscal year and are applicable for the year. In considering these preapprovals, the Audit & Finance Committee reviews a description of the scope of services falling within each class and imposes budgetary estimates that are largely based on historical costs. Any audit or permitted non-audit service that is not included in a preapproved class, or for which total fees are expected to exceed the relevant budgetary estimate, must be preapproved on an individual basis. Preapproval of any individual engagement may be granted not more than one year before commencement of the relevant service. Preapprovals of services that may be provided over a period of multiple years must be reviewed for renewal each year.

The Chief Accounting Officer monitors services provided by EY and overall compliance with the preapproval policy. The Chief Accounting Officer reports periodically to the Audit & Finance Committee about the status of outstanding engagements, including actual services provided and associated fees, and must promptly report any noncompliance with the preapproval policy to the Chair of the Audit & Finance Committee.

In accordance with the policy, all services provided to our Company by EY in 2020 and 2019 were preapproved by the Audit & Finance Committee.

The policy is available on our website at: https://corporate.mcdonalds.com/corpmcd/investors/corporate-governance/ governance-resources.html.

Auditor Fees and Services

The following table presents fees paid for professional services rendered for the audit of our Company’s annual financial statements for 2020 and 2019 and fees paid for other services provided by EY in those years:

Dollars in millions	2020	2019
Audit fees(1)	$10.2	$8.9
Audit-related fees(2)	0.3	0.5
Tax fees:
Compliance	0.7	2.4
Planning/advisory	0.2	0.7
Total tax fees:	0.9	3.1
Total	$11.4	$12.5

(1)

Fees for services associated with the annual audit (including internal control reporting), statutory audits required internationally, reviews of Quarterly Reports on Form 10-Q and accounting consultations.

(2)	Fees for employee benefit plan audits and certain attestation services not required by statute or regulation.

64	McDonald’s Corporation

Shareholder Proposals

The text of the shareholder proposals and supporting statements appear exactly as received by the Company unless otherwise noted. All statements contained in the shareholder proposals and supporting statements are the sole responsibility of the proponents. The shareholder proposals may contain assertions about the Company or other matters that we believe are incorrect, but we have not attempted to refute all such assertions. The content in any website links included in the shareholder proposals, supporting statements and our Board’s statements in opposition is not part of this Proxy Statement. Each shareholder proposal is required to be voted on at our annual meeting only if properly presented. Our Board recommends voting AGAINST the shareholder proposals based on the reasons set forth in our Board’s statements in opposition following each shareholder proposal.

The names and share ownership of the proponents of the shareholder proposals are set forth below. The addresses of the proponents are available, and will be provided promptly, upon request by email to: shareholder.services@us.mcd.com or by calling 630-623-7428.

PROPOSAL 4	Report on Sugar and Public Health
Our Board recommends voting AGAINST this proposal.

Mr. John Harrington has notified the Company that he intends to submit the following shareholder proposal at this year’s Annual Shareholders’ Meeting. As explained below, the Board recommends voting AGAINST this proposal. The proponent beneficially owns 100 shares of the Company’s common stock, and there were 746,097,417 shares outstanding as of the record date.

The proponent is responsible for the content of the following proposal, for which the Company and the Board accept no responsibility:

Shareholder Proposal

McDonald’s 2021

As the world grapples with COVID-19, many underlying health conditions suspected of making people vulnerable to the pandemic are also associated with elevated dietary intake of sugar: obesity, hypertension, cardiovascular disease, diabetes, and chronic kidney and liver diseases.

Therefore, our company’s sugar-laden menu may be associated with sugar-related illnesses and vulnerability to the pandemic.

Moreover, the pandemic has highlighted issues of disproportionate health impacts of COVID-19 on people of color. According to a recent study, in 2017 our company was one of the top spenders on advertising, the top spender on Spanish-language TV ad spending and is part of an industry trend to disproportionately target Black and Hispanic children with junk food ads.

With the rise of diabetes in youth and a better understanding of the influence of marketing on consumption habits, the American Academy of Pediatrics (AAP) released a policy statement a decade ago, calling for a total ban on a child-targeted and interactive junk food advertising. Yet our Company continues to market sugary drinks with advertising detrimentally influencing children’s food preferences and health.

A growing number of jurisdictions have banned the sale of junk food and sugary drinks to children and numerous community campaigns as seeking to impose taxes as well as new labeling laws for sugary beverages. In 2019, the AAP and the American Heart Association released a joint statement in support of such taxes, potentially increasing risk associated with our company’s business.

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Shareholder Proposals

To defend our products, our company has been funding lobbying efforts generally through trade associations like the National Restaurant Association to preempt local control, restrict regulations, or confuse the science.

In contrast, the proponents believe our company should be part of the solution and should not be pushing sugary beverages through advertising or funding “educational” efforts that shift the blame from poor diet causing obesity to lack of exercise.

Further, the proponents insist the voluntary sugar-reduction targets and initiatives of the Board offers as reason for a vote “against” are not a substitute for a report that makes clear to shareholders the company’s risk in continuing to center much of its business around sugar-sweetened products.

Resolved, that shareholders request the board issue a report on Sugar and Public Health, with support from a group of independent and nationally recognized scientists and scholars providing critical feedback on our company’s sugar products marketed to consumers, especially those McDonald’s products targeted to children and young consumers. Such report to shareholders should be produced at reasonable expense, exclude proprietary or legally privileged information and be published no later than November 1st, 2021 and include an assessment of risks to the company’s finances and reputation associated with changing scientific understanding of the role of sugar in disease causation.

Our Board’s Statement in Opposition

Our Board recommends voting AGAINST the advisory proposal requesting that the Board issue a report on sugar and public health. After careful review of this proposal, our Board has determined that the requested report is unnecessary in light of our ongoing corporate responsibility initiatives and would not provide any meaningful benefit to shareholders. In making this determination, the Board considered shareholders' minimal support for a nearly identical proposal the Company received for its 2020 Proxy Statement which received only 9% of votes in support.

The Company continues to enhance customers’ access to balanced menu options, including options with reduced sugar content, and provides meaningful opportunities for customers to make informed choices. Additionally, there is existing third-party reporting that is already available to shareholders and customers measuring progress on our commitments to balanced menu options.

We recognize the important role we have in feeding millions of people every day, and in providing families with a variety of choices to meet their needs.

While McDonald’s is a global brand, it is part of the local community for millions of customers who visit McDonald’s restaurants around the world every day. We have demonstrated a strong commitment to families who are not only customers, but also neighbors of these local restaurants. Accordingly, we have a demonstrated history of listening to and learning from families to find areas where our System has the best opportunity to create positive and meaningful change.

We believe we can make a difference for families and kids through the Happy Meal and are firmly committed to providing our customers with balanced choices. We continue to increase customers’ access to fruits and vegetables and provide opportunities for families to make informed choices in keeping with balanced lifestyles through our longstanding collaboration with the Alliance for a Healthier Generation. We also understand the immense importance of responsibly communicating with children, which is why we actively participate in a number of local and regional pledges around the world, such as the EU Pledge and the Children’s Food & Beverage Advertising Initiative (CFBAI). In addition to participating in such pledges, in 2018 we announced a global goal to only advertise Happy Meal bundles that meet our global nutrition criteria by the end of next year.

66	McDonald’s Corporation

Shareholder Proposals

Over the last several years, we have taken the following actions and continue to make meaningful progress related to reducing sugar in Happy Meals:

2013	McDonald’s committed to eliminate soda from Happy Meal menu boards and advertisements, prompting an increase in customers choosing water, milk and 100% juice.
2017	McDonald’s USA transitioned to Honest Kids® Appley Ever After® Organic Juice Drink, as a beverage choice in our Happy Meals, which has less calories and half the total sugar** than the prior 100% apple juice served in the U.S. restaurants.
2018	McDonald’s publicly announced five new Global Happy Meal Goals that established global nutrition criteria for our Happy Meals, which included the reduction of added sugar as well as a goal to leverage innovative marketing to generate excitement for fruit, vegetable, low-fat dairy, whole grains, lean protein and water options for kids. The goals apply to all markets globally with measurement and reporting of progress across 20 major markets and are expected to be completed by the end of next year.
2020	McDonald’s USA introduced a new Reduced Sugar Low Fat Chocolate Milk.
2020	McDonald’s publicly announced an improvement in the average nutritional profile of Happy Meal Bundle Offerings globally, including a decrease of 1.4 grams of added sugar.
**	Honest Kids® Appley Ever After® Organic Juice Drink – 35 calories, 8g sugar; prior apple juice – 80 calories, 19g sugar. Honest Kids and Appley Ever After are registered trademarks of Honest Tea, Inc.
[1]	McDonald’s 20 major markets represent nearly 85% of Happy Meal sales: U.S., Canada, Brazil, Argentina, U.K. France, Germany, Austria, Spain, Netherlands, Italy, Poland, Sweden, Switzerland, Russia, Hong Kong, China, Japan, Taiwan and Australia.

Our progress on nutritional improvements in McDonald’s menu has already been validated by an independent, third party.

Our global efforts with the Alliance for a Healthier Generation are ongoing. In fact, many of the accomplishments described above were a part of our broader 2013 and 2018 commitments across 20 major markets. As a result of these initiatives, menu boards promote and market only water, milk and juice as the beverage in Happy Meals.

In 2019, Keybridge, an independent, public policy economic consulting firm, concluded that a majority of McDonald’s markets, including the U.S., achieved our 2013 commitments two years ahead of schedule. In October 2020, Keybridge conducted a comprehensive assessment of our progress towards achieving our 2018 goals, known as the Global Happy Meal Goals, developed in collaboration with the Alliance for a Healthier Generation. As part of this initiative, global nutrition criteria for the Happy Meal, including mandatory added sugar criteria, was established in consultation with third-party nutrition experts. Further, all Happy Meal bundles advertised to children must meet global nutrition criteria as well as any applicable local or regional advertising pledges by the end of next year.

As documented in Keybridge’s report, an average of 43% of Happy Meal Bundle Offerings met the Nutrition Criteria across our 20 major markets in 2019, and 50% of all beverages sold in Happy Meals in 2019 were water, milk or juice. Furthermore, over 2.5 billion Happy Meal items sold across these markets contain fruit, vegetable, low-fat dairy, water, lean protein and/or whole grain and 16 of the 20 major markets sold an increased share of Happy Meal items containing recommended food groups in 2019 versus 2018.

Additional information about our work with the Alliance for a Healthier Generation and McDonald’s progress is available to shareholders and customers on our website at: https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact/food-quality-and-sourcing/nutrition-and-marketing-practices.html.

Therefore, given our ongoing efforts and strong track record of committing to action and reporting on the outcomes to shareholders and customers, our Board believes the report requested by this shareholder proposal is duplicative and will not provide shareholders or customers with meaningful new information, is not advisable and has the potential to divert resources with no corresponding benefit.

The Board recommends voting AGAINST this proposal.

2021 Proxy Statement	67

Shareholder Proposals

PROPOSAL 5	Report on Antibiotics and Public Health Costs
Our Board recommends voting AGAINST this proposal.

The Shareholder Commons, representing Trinity College Cambridge and Amundi Asset Management, has notified the Company that she/he/they intends to submit the following shareholder proposal at this year’s Annual Shareholders’ Meeting. As explained below, the Board recommends voting AGAINST this proposal. The proponent beneficially owns 4,745 shares of the Company’s common stock, and there were 746,097,417 shares outstanding as of the record date.

The proponent is responsible for the content of the following proposal, for which the Company and the Board accept no responsibility:

Shareholder Proposal

ITEM 5 – External Public Health Cost Disclosure

RESOLVED, shareholders ask that the board commission and disclose a study on the external environment and public health costs created by the use of antibiotics in the supply chain of our company (the “Company”) and the manner in which such costs affect the vast majority of its shareholders who rely on a healthy stock market.

The Company signed the Business Roundtable Statement of the Purpose of a Corporation, which reads, “we share a fundamental commitment to all of our stakeholders.... We commit to deliver value to all of them, for the future success of our companies, our communities and our country.”

However, the Company is a conventional Delaware corporation, so that directors’ duties emphasize the Company and its shareholders, but no one else (except to the extent they create value for shareholders). Accordingly, when the financial return of the Company to its shareholders and the interests stakeholders such as workers or customers clash, the directors must choose shareholder return. (The Company could become a public benefit corporation1 to prevent this).

For our Company, this may lead to overuse of antibiotics in raising livestock to increase profit, despite increasing the ability of diseases to resist antibiotics (“AMR”). In addition to the resulting loss of life and increased poverty, AMR may decrease global GDP 3% by 2030, and almost 4% by 2050.2 At an intermediate discount rate, this will amount to economic losses by 2050 with a current value of $54 trillion.3

The Company does not report such external costs and consequent economic harm to its supply chain. This information is essential to shareholders, who are almost all broadly diversified. Indeed, as of June 2020, the top three holders of our shares are Vanguard, Blackrock and State Street–investment managers with indexed or otherwise broadly diversified investors.

Such shareholders and beneficial owners are materially harmed when companies impose external costs that lower GDP, which reduces equity market values.4 While the Company may profit by ignoring externalized costs, diversified shareholders ultimately pay these costs, and they have a right to ask what they are.

The Company’s prior disclosures and prior shareholder proposals do not address this issue, because they do not address the public health costs the Company imposes on shareholders as diversified investors who must fund retirement, education, public goods and other critical social needs. This is a separate social issue of great importance. A study would help shareholders determine whether to seek a change in corporate direction, structure, or form in order to better serve their interests and to match its commitment to stakeholders.

Please vote for: External Public Health Cost Disclosure – Proposal 5

____________________
[1]	8 Del. Code Section 361.
[2]	http://documents1.worldbank.org/curated/en/323311493396993758/pdf/final-report.pdf
[3]	Id.
[4]	See, e.g., https://www.advisorperspectives.com/dshort/updates/2020/11/05/market-cap-to-gdp-an-updated-look-at-the-buffett-valuation-indicator (total market capitalization to GDP “is probably the best single measure of where valuations stand at any given moment”) (quoting Warren Buffet).

68	McDonald’s Corporation

Shareholder Proposals

Our Board’s Statement in Opposition

Our Board recommends voting AGAINST the advisory proposal requesting that the Company commission and disclose a study on the external environment and public health costs created by the use of antibiotics in our supply chain. After careful review of this proposal, the Board has determined that commissioning a study to track and evaluate larger societal costs is an inefficient use of resources given our existing work to combat Antimicrobial Resistance (AMR). McDonald’s has a strong track record on this topic and is leading global partnerships within its supply chain to gather global data on antibiotic use to further develop and implement antibiotic policies. The proposed study would incur unnecessary expense and divert management’s time and Company resources without providing any additional benefit to shareholders.

Strong Track Record Combatting AMR. Antimicrobial resistance is a critical global public health issue. McDonald’s takes seriously our responsibility to address this challenge, striving to provide antibiotic effectiveness for future generations by working across industry and supply chain with producers, veterinarians, academia and other experts in the field. McDonald’s longstanding commitment to the reduction of antibiotic use in food animals spans over 17 years, when in 2003 the Company outlined its position on antibiotic use in its supply chain.

In 2017, the Company implemented its latest Vision for Antimicrobial Stewardship (VAS). The VAS seeks animal production practices that reduce and, where possible, eliminate the need for antibiotic therapies in animals, by helping to identify and scale leading practices.

McDonald’s position on the use of antibiotics is one of responsible use. Responsible use of antibiotics focuses on refining antibiotic selection and administration, reducing their use, and ultimately replacing antibiotics with long-term solutions to prevent disease and protect animal health and welfare, where possible. The Company remains committed to treating sick animals aligned with veterinarian direction.

Engaging Multi-Disciplinary Expertise. McDonald's VAS and species-specific policies are based on the “One Health” approach, which emphasizes the need for collaborative, multi-disciplinary efforts at local, national and global levels to attain optimal health for people, animals and the environment. As such, McDonald's regularly engages with external experts, including academics, veterinarians, suppliers, NGOs and producers who have a deep understanding of these important issues and of responsible use strategies.

Commitments and Progress across the McDonald’s Global Supply Chain. McDonald's is leading global partnerships within its supply chain to gather global data on antibiotic use and leverages this information to develop and implement antibiotic policies across chicken, beef and pork.

Chicken. Leaning on external expertise and in partnership with our supply chain, starting in the United States, by 2016, no restaurants served chicken treated with antibiotics important to human medicine.1 In 2017, McDonald’s announced a global chicken antibiotics policy to eliminate the use of the Highest Priority Critically Important Antibiotics (HPCIA), as defined by the WHO, by 2027.

In the last 18 months alone, the Company has tracked and gathered data from over 3 billion birds from 80 suppliers for 88 separate medicines. Through this tracking and reporting program, McDonald’s has verified significant antibiotic use reductions in our poultry supply chain globally. Markets around the world including Australia, Brazil, Canada, Japan and those in the European Union have eliminated the use of HPCIAs, and others remain on track to meet the 2027 commitment.

Beef. In 2018, McDonald’s launched its global beef antibiotics policy. As a first step, the Company committed to a global pilot test, partnering with producers and suppliers, to establish market specific baseline antibiotic use from commercial feedlots, small farm operations and dairies. This data will be used to inform market appropriate reduction targets in collaboration with industry leadership, academia, subject matter experts and our suppliers. The Company’s long-term goal is the overall reduction of antibiotics important to human health, as defined by the WHO, across our top 10 beef sourcing markets, representing more than 85% of our global beef supply chain and which includes the United States. Starting in 2022, McDonald’s will report progress against antibiotic reduction targets across these markets.
____________________
1 As defined by the World Health Organization (WHO).
2021 Proxy Statement	69

Shareholder Proposals

Pork. As outlined in our VAS, McDonald’s is also committed to developing species-specific antibiotics policies in pork. A pork antibiotics policy is currently under development.

Further information regarding our strategy, governance and performance on the responsible use of antibiotics is available on the Company’s website at: https://corporate.mcdonalds.com/corpmcd/our-purpose-and-impact/food-quality-and-sourcing/responsible-antibiotic-use.html.

Therefore, given the effectiveness of the Company’s current AMR policies and practices and the continuing attention to the topic by the Company, the Board believes that the commissioned study requested by the proponent would incur undue cost without commensurate benefit to shareholders.

The Board recommends voting AGAINST this proposal.

70	McDonald’s Corporation

PROPOSAL 6	Request for Shareholders to Act by Written Consent
Our Board recommends voting AGAINST this proposal.

Mr. John Chevedden has notified the Company that he intends to submit the following shareholder proposal at this year’s Annual Shareholders’ Meeting. As explained below, the Board recommends voting AGAINST this proposal. The proponent beneficially owns 50 shares of the Company’s common stock, and there were 746,097,417 shares outstanding as of the record date.

The proponent is responsible for the content of the following proposal, for which the Company and the Board accept no responsibility:

Shareholder Proposal

Proposal 6 – Shareholder Right to Act by Written Consent

Shareholders request that our board of directors take such steps as may be necessary to permit written consent by the shareholders entitled to cast the minimum number of votes that would be necessary to authorize an action at a meeting at which all shareholders entitled to vote thereon were present and voting. This includes shareholder ability to initiate any appropriate topic for written consent.

This proposal topic won 95%-support at Dover Corporation and 88%-support at AT&T.

This proposal topic also won our 42%-support at the 2019 McDonald's annual meeting. Plus the 2019 proposal did not point out that Mr. Miles White, chair of the MCD Governance Committee, was apparently ignorant of the basic fact that written consent can be structured so that all shareholders get notice of a proposed action. Plus Mr. White may be ignorant of the fact that written consent would require a 73%-approval from the shares that normally vote at the MCD annual meeting. How can a 73%-vote represent a special interest?

Plus the 2019 proposal on this topic did not point out the fact that it takes 37% of the MCD shares, that typically vote at the annual meeting, to call for a special shareholder meeting. And the 2019 proposal did not point out that a MCD director can only be removed for cause which is another way to say it is impossible for shareholder to remove a director, which makes the right to act by written consent more valuable to shareholders.

A cornerstone of the management resistance to this proposal topic was that “all shareholders have a meaningful and structured opportunity to consider proposed actions and express their views” at a special shareholder meeting. However this right took a big hit in 2020 with the avalanche of bare bones online shareholder meetings. Shareholders are so restricted in online meetings that management will never want a return to a much more transparent in-person shareholder meeting.

Shareholders are restricted in making their views known at online shareholder meetings because all constructive questions and comments can be screened out by management.

For instance the Goodyear shareholder meeting was spoiled by a trigger-happy management mute button for shareholders. And AT&T would not even allow shareholders to speak.

Written consent can be used to replace a director. MCD management pay was rejected by 20% of the votes in 2020 when 10% or less is the norm. Mr. Richard Lenny, chair of the management pay committee, was rejected by 74 million votes and Mr. Miles White was rejected by 64 million votes.

Now more than ever shareholders need to have the option to take action outside of a shareholder meeting and send a wake-up call to management, if need be, since tightly controlled online shareholder meetings are the Death Valley of shareholder engagement and management transparency.

Please vote yes:

Shareholder Right to Act by Written Consent – Proposal 6

2021 Proxy Statement	71

Shareholder Proposals

Our Board’s Statement in Opposition

Our Board recommends voting AGAINST this advisory proposal requesting that the Company take steps to allow shareholders to act by written consent. After careful consideration, our Board continues to believe that the ability to act by written consent is neither necessary nor in our shareholders’ best interests in light of the Company’s existing strong governance principles, policies and practices. Further, our shareholders have consistently expressed their opposition to this measure from the same proponent in each of 2014, 2015, 2016, 2018 and 2019.

Our Strong and Evolving Corporate Governance Practices Promote Accountability.

Our Board has demonstrated its long-standing commitment to strong corporate governance principles that promote shareholders’ rights and our Board’s accountability. By responding to emerging governance best practices over the years, the Company maintains leading governance policies and characteristics, including:

●	Shareholders’ right to call a special meeting;
●	Proxy access for Director candidates nominated by shareholders;
●	An independent Chairman of our Board and independent Board Committee Chairs;
●	Separate Chairman and CEO roles;
●	A majority voting standard in uncontested Director elections;
●	The annual election of all Directors;
●	Robust Director succession planning;
●	A diverse, independent Board;
●	Board tenure that balances refreshment with institutional knowledge;
●	An annual advisory vote to approve executive compensation;
●	No supermajority voting provisions;
●	No shareholder rights plan; and
●	Additional avenues for shareholder input, including:
●	The ability of shareholders to suggest Director nominees to our Board;
●	The Company’s robust outreach and engagement with shareholders; and
●	Mechanisms for shareholders to communicate directly with the full Board, the independent Directors and/or any individual Director.

Our Shareholders Already Raise Matters with Our Board and Act Outside of the Annual Meeting Cycle.

Active shareholder engagement and responsiveness to shareholder feedback are important to both our Board and management. The Company maintains a comprehensive engagement program pursuant to which management reaches out to a wide variety of shareholders throughout the year and reports to our Board regarding shareholders’ views. Board members also participate in certain engagement meetings. In recent engagements, shareholders expressed interest in discussing a wide variety of important topics – primarily, the Company’s response to COVID-19 and efforts to keep our employees and customers safe; DEI initiatives, including our recent announcements regarding DEI accountability; the Company’s business strategy and performance under Accelerating the Arches; Board and corporate governance matters; and environmental, social and other sustainability matters. Since our last Annual Shareholders’ Meeting, we have engaged with a global and diverse group of shareholders representing nearly 50% of our outstanding shares in order to better understand investors’ perspectives. This process serves as a valuable input to the Board and helps inform Board discussions on these topics.

Our Existing Special Meeting Right is a Strong Communication Tool for Our Shareholders.

In addition to our ongoing engagement program and the ability to present matters at the annual shareholders’ meeting, shareholders have other meaningful opportunities to share their views with the Company. Significantly, shareholders that collectively own at least 25% of the outstanding shares of the Company’s common stock for at least one year have the ability to request that a special meeting be held outside of the annual meeting. The Company’s special meeting requirements, which were overwhelmingly adopted by our shareholders in 2012, strike an appropriate balance between providing shareholders with a meaningful ability to call a special meeting while protecting against a small minority of shareholders using this mechanism for their own special interests. In fact, shareholders rejected an advisory shareholder proposal last year that asked if our special meeting thresholds should be modified.

72	McDonald’s Corporation

Shareholder Proposals

The transparency and fairness of our annual and special meeting processes support all shareholders’ interests and offer important protections and advantages that we believe are absent from the proposed written consent process. Specifically, the Company provides advance notice of the date, time and agenda for an annual or special meeting so that all shareholders have a meaningful and structured opportunity to consider proposed actions and express their views. Given that shareholders currently have significant year-round opportunities to bring matters to the attention of the Company, our Board, and other shareholders, our Board believes the ability to act by written consent is neither necessary nor in shareholders’ best interest.

Our Current Governance Structure Protects McDonald’s 2.9 Million Shareholders.

By contrast, a written consent process creates the risk that a subset of shareholders, including special interest investors and those who accumulate a short-term voting position through the borrowing of shares, could disenfranchise others through the ability to act without notice to all shareholders. Written consent could allow a limited number of shareholders to act on significant matters without providing advance notice to all shareholders or engaging with the Company or our Board. In this way, a written consent process like the one proposed could deprive many shareholders of the critical opportunity to assess, discuss, deliberate and vote on pending actions that may have important and long-lasting ramifications for both them and the Company.

In addition to disenfranchising shareholders, the written consent process could create substantial confusion and inefficiency for a widely-held public company like McDonald’s, which has over 745 million shares currently outstanding and over 2.9 million shareholders. Under the proposal, multiple groups of shareholders would be able to solicit written consents at any time on a range of issues, some of which may be significant and may contain duplicative or conflicting viewpoints. Such a piecemeal process would not allow for orderly debates on the merits of proposed actions by all shareholders. Moreover, this unorganized state of corporate affairs would impose significant administrative and financial burdens on the Company, while providing little or no corresponding benefit to our shareholders. As a result, the vast majority of S&P 500 companies do not allow shareholders to act by written consent.

In summary, our Board continues to believe that the Company’s strong corporate governance practices, including a robust set of shareholder rights, active shareholder engagement, demonstrated responsiveness to shareholders and shareholders’ ability to call a special meeting, provide the appropriate means to advance shareholders’ interests without potentially disenfranchising some shareholders or creating confusion and significant administrative and financial burdens for the Company. These rights and practices allow our Board to oversee the Company’s business and affairs for the benefit of all shareholders while avoiding the governance risks associated with the right to act by written consent. Finally, shareholders have considered this issue five times over the last seven years and have opposed it each time, indicating that the Company’s shareholders are supportive of the Board’s position on this proposal and current governance structure. For these reasons, we believe the ability to act by written consent is neither necessary nor in shareholders’ best interests.

The Board recommends voting AGAINST this proposal.

2021 Proxy Statement	73

Stock Ownership

Director Stock Ownership Guidelines and Stock Ownership and Retention Policy for Senior Officers

The Company has established stock ownership guidelines for Directors, which are regularly reviewed by the Governance Committee. Under the guidelines, Directors should own Company stock at least equal in value to the lesser of (i) five times the annual cash Board member retainer or (ii) 10,000 shares within five years of joining the Board (of which 1,000 shares should be owned within the first year of joining the Board). Other than Paul Walsh and Catherine Engelbert, who were elected in 2019, all Directors currently meet the guidelines. Directors are prohibited from entering into any hedging or pledging arrangement with respect to Company stock. The Company also imposes stock ownership and retention requirements on senior officers through its Executive Stock Ownership and Retention Policy. The requirements for senior officers are discussed in the Compensation Discussion and Analysis section, beginning on page 50. The stock ownership guidelines for Directors and the Executive Stock Ownership and Retention Policy, and the policy with respect to hedging and pledging of Company Stock are available on the Company’s website at: https://corporate. mcdonalds.com/corpmcd/investors/corporate-governance/governance-resources.html.

Security Ownership of Management

The following table shows the ownership of the common stock and common stock equivalent units for the named individuals and all Directors and executive officers as a group. Except as indicated below, information reflected in the following table is as of March 1, 2021. Directors and executive officers as a group owned (directly, indirectly and through benefit plans) less than one percent of the Company’s common stock:

Name	Common stock(1)(2)	Stock equivalents(3)	Total
Directors
Lloyd Dean	0	8,438	8,438
Robert Eckert	5,000	61,562	66,562
Catherine Engelbert	1,000	931	1,931
Margaret Georgiadis	2,130	6,516	8,646
Enrique Hernandez, Jr.(4)	4,500	85,468	89,968
Richard Lenny	2,288	36,385	38,673
John Mulligan	2,900	5,824	8,724
Sheila Penrose	3,000	28,407	31,407
John Rogers, Jr.	88,500	58,807	147,307
Paul Walsh	0	2,317	2,317
Miles White	5,000	17,536	22,536
Named Executive Officers
Christopher Kempczinski	173,815	59	173,874
Kevin Ozan	311,821	2,500	314,321
Heidi Capozzi	0	0	0
Ian Borden	124,637	0	124,637
Joseph Erlinger	101,197	0	101,197
Jerome Krulewitch(5)	124,170	8,386	132,556
All Directors and executive officers as a group (the Group) (21 persons)	1,037,353	323,689	1,361,042

(1)	Includes shares that could be purchased by the exercise of stock options on or within 60 days of March 1, 2021, under the Company’s equity plans, as follows: Messrs. Kempczinski: 158,164; Ozan: 286,853; Borden: 110,914 and Erlinger: 93,010; Ms. Capozzi: 0 and the Group: 827,280.
(2)	Directors and executive officers as a group have sole voting and investment power over shares of common stock listed in the above table except as follows: (i) shared voting and investment powers for shares held by Ms. Georgiadis: 2,130; Messrs. Hernandez: 4,500; Lenny: 2,288 and Mulligan: 2,900.
(3)	Includes common stock equivalent units credited under certain of the Company’s Deferred Plan and the Directors’ Plan, which are payable in cash.
(4)	For Mr. Hernandez, includes 1,325 restricted stock units granted to Mr. Hernandez in connection with his service as Chairman, which shall be payable in either shares of the Company’s stock or cash, at the Company’s discretion.
(5)	For Mr. Krulewitch, amounts are as of December 31, 2020, and common stock amounts include 113,206 shares that could be purchased by the exercise of stock options on or within 60 days of December 31, 2020.

74	McDonald’s Corporation

Communications

Security Ownership of Certain Beneficial Owners

The following table shows all beneficial owners of more than five percent of the Company’s common stock outstanding as of December 31, 2020:

Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	64,935,787	8.71%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	50,747,763	6.80%

(1)	Reflects shares deemed to be beneficially owned by The Vanguard Group (Vanguard), directly or through its subsidiaries, as of December 31, 2020, according to a statement on Schedule 13G/A filed with the SEC on February 10, 2021, which indicates that Vanguard, an investment adviser, has sole voting power with respect to zero shares, shared voting power with respect to 1,234,357 shares, sole dispositive power with respect to 61,669,371 shares and shared dispositive power with respect to 3,266,416 shares. The Schedule 13G/A certifies that the securities were acquired in the ordinary course and not with the purpose or with the effect of changing or influencing the control of the Company.
(2)	Reflects shares deemed to be beneficially owned by BlackRock, Inc. (BlackRock), directly or through its subsidiaries, as of December 31, 2020, according to a statement on Schedule 13G/A filed with the SEC on January 29, 2021, which indicates that BlackRock, a parent holding company, has sole voting power with respect to 44,492,150 of the shares and sole dispositive power with respect to all of the shares. The Schedule 13G/A certifies that the securities were acquired and are held in the ordinary course and not with the purpose or with the effect of changing or influencing the control of the Company.

Communications

Communications with our Board

Persons wishing to communicate with our Directors, individually or as a group, may do so by sending an email to: bod@us.mcd.com. Under our Board’s policy for communications addressed to our Board, the Office of the Corporate Secretary reviews correspondence, forwards correspondence addressed to an individual Director to that Director, and screens correspondence directed to multiple Directors or the full Board in order to forward it to the most appropriate person. Communications that relate to our accounting, internal accounting controls or auditing matters are referred to the Chair of the Audit & Finance Committee.

2021 Proxy Statement	75

Communications

Information on our 2022 Annual Shareholders’ Meeting

The following table summarizes how shareholders may submit proposals, including Director nominations, for our next year’s annual shareholders’ meeting. Any proposals, including Director nominations, should be delivered via email to: corporatesecretary@us.mcd.com. Please review the SEC’s Rule 14a-8 and our By-Laws for all requirements.

Type of proposal	Description / information to be provided	When the proposal must be received by the Company
Director Candidates Nominated by a Shareholder	Our By-Laws permit shareholders to nominate Directors for election at an annual shareholders’ meeting. A nominating shareholder must provide the information required by our By-Laws and give timely notice of the nomination to the Office of the Corporate Secretary in accordance with our By-Laws, and each nominee must meet the qualifications required by our By-Laws.	No earlier than 5:00 p.m. Central Time on January 20, 2022, and no later than 5:00 p.m. Central Time on February 22, 2022.
Proxy Access Candidates	Our By-Laws also provide that, under certain circumstances, a shareholder or group of shareholders may seek to include Director candidates that they have nominated in our Proxy Statement. These proxy access provisions of our By-Laws provide, among other things, that a shareholder or group of up to twenty shareholders seeking to include Director candidates in our Proxy Statement must own 3% or more of the Company’s outstanding common stock continuously for at least the previous three years. The number of shareholder-nominated candidates appearing in any Proxy Statement cannot exceed the greater of two Directors and 20% of the number of Directors then serving on our Board. If 20% is not a whole number, the maximum number of shareholder-nominated candidates would be the greater of two and the largest whole number below 20%, and may be reduced under certain circumstances, as described in our By-Laws. The nominating shareholder or group of shareholders also must deliver the information required by our By-Laws and satisfy the other applicable requirements of our By-Laws, and each nominee must meet the qualifications required by our By-Laws.	No earlier than 5:00 p.m. Central Time on January 20, 2022, and no later than 5:00 p.m. Central Time on February 22, 2022.
Shareholder Proposals for our 2022 Annual Shareholders’ Meeting

SEC rules permit shareholders to submit proposals for inclusion in our Proxy Statement by satisfying the requirements specified in SEC Rule 14a-8.

To be considered for inclusion in our Proxy Statement for our 2022 Annual Shareholders’ Meeting, shareholder proposals must be emailed as described above, in addition to meeting the SEC’s other requirements to have a proposal included in our Proxy Statement for our 2022 Annual Shareholders’ Meeting.

No later than 5:00 p.m. Central Time on December 9, 2021.
Other Proposals for our 2022 Annual Shareholders’ Meeting	For any proposal that is sought to be presented directly from the floor of our 2022 Annual Shareholders’ Meeting, our By-Laws require that timely notice must be given in writing to the Office of the Corporate Secretary. Our By-Laws also provide that the proposal, as determined by the Chairman of the meeting, must be a proper subject for shareholder action under Delaware law, and the proposal must satisfy certain other requirements set forth in our By-Laws.	No earlier than 5:00 p.m. Central Time on January 20, 2022, and no later than 5:00 p.m. Central Time on February 22, 2022.

We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with its solicitation of proxies for our 2022 Annual Shareholders’ Meeting. Shareholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.

76	McDonald’s Corporation

Transactions with Related Persons

Policies and Procedures for Related Person Transactions

The McDonald’s System has about 39,000 restaurants worldwide, most of which are independently owned and operated. Within this extensive System, it is not unusual for our business to touch many companies in many industries, including suppliers of food and other products and services. The Board reviews and approves (or ratifies), as appropriate, transactions, relationships or arrangements in which the Company is a participant and that involve Directors, nominees for Director, executive officers, beneficial owners of more than 5% of our common stock, their immediate family members, including domestic partners, and companies in which they have a material interest.

The Board has a written policy that sets out procedures for the reporting, review and ratification of related person transactions. The policy operates in conjunction with other aspects of the Company’s compliance program, including a requirement that Directors and employees report any circumstances that may create or appear to create a conflict, regardless of the amount involved. Directors and executive officers must also confirm information about related person transactions, and management reviews its books and records and makes other inquiries as appropriate.

Under the policy, the Board evaluates related person transactions for purposes of recommending to the disinterested members of the Board whether or not the transactions are fair, reasonable and within Company policies and should be approved or ratified. Related person transactions involving Directors are reviewed by the Board at least annually.

The Board has considered certain types of potential related person transactions and preapproved them as not presenting material conflicts of interest. Those transactions include (i) compensation paid to Directors and executive officers that has been approved by the Board or the Compensation Committee; (ii) Company contributions to Ronald McDonald House Charities, Inc. and certain other contributions made in limited amounts to other charitable or not-for-profit organizations; and (iii) transactions in which the related person’s interest arises solely from ownership of the Company’s common stock and all holders of the common stock receive the same benefit on a pro-rata basis. The Board considers the appropriateness of any related person transaction not within the preapproved classes in light of all relevant factors, including:

●	The terms of the transaction and whether they are arm’s-length and in the ordinary course of McDonald’s business;
●	The direct or indirect nature of the related person’s interest in the transaction;
●	The size and expected duration of the transaction; and
●	Other facts and circumstances that bear on the materiality of the related person transaction under applicable law and listing standards.

Related person transactions involving Directors are also subject to approval or ratification by the disinterested Directors when so required under Delaware law.

Since January 1, 2020, there were no reportable related person transactions, and there are currently no proposed transactions in excess of $120,000 in which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest.

2021 Proxy Statement	77

Questions and Answers

Proxy Materials and Voting Information

1.	What is Included in the Proxy Materials?

The proxy materials for the 2021 Annual Shareholders’ Meeting include the Notice of Annual Shareholders’ Meeting, this Proxy Statement, and our Annual Report on Form 10-K. If you receive a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.

2.	Why Did I Receive a Notice of Internet Availability of Proxy Materials?

We follow the SEC’s “Notice and Access” rule. Most shareholders receive a Notice of Internet Availability of Proxy Materials (a Notice) in lieu of a paper copy of the Proxy Statement and our Annual Report on Form 10-K. The Notice provides instructions on how to access the proxy materials online, describes matters to be considered at our Annual Shareholders’ Meeting and provides instructions on how to vote your shares. If you receive a Notice, you can request a paper copy of the proxy materials by following the instructions in the Notice.

3.	What is the Record Date?

Our Board set March 22, 2021, as the record date. Shareholders owning McDonald’s common stock at the close of business on that date may vote at the 2021 Annual Shareholders’ Meeting. On that date, there were 746,097,417 shares of common stock outstanding and approximately three million shareholders of McDonald’s common stock. Each share is entitled to one vote on each matter to be voted upon at our Annual Shareholders’ Meeting.

4.	What are the Proposals to be Voted on, and What are the Voting Standards?

Proposals		Board’s Recommendation	Voting Standard	Effect of Abstentions and Broker Non-Votes
1	Election of 12 Directors named in the Proxy Statement, each for a one-year term expiring in 2022	FOR EACH DIRECTOR NOMINEE	Majority of votes cast	Abstentions and broker non-votes have no effect on the proposal
2	Advisory vote to approve executive compensation	FOR	Majority of votes represented at the meeting and entitled to vote thereon	Abstentions have the effect of a vote against the proposal; broker non-votes will have no effect on the proposal
3	Ratification of the appointment of EY as our independent auditor for 2021	FOR	Majority of votes represented at the meeting and entitled to vote thereon	Abstentions have the effect of a vote against the proposal; brokers may vote in their discretion on the proposal
4 – 6	Advisory votes on 3 shareholder proposals, if properly presented	AGAINST ALL SHAREHOLDER PROPOSALS	Majority of votes represented at the meeting and entitled to vote on each shareholder proposal	Abstentions have the effect of a vote against each shareholder proposal; broker non-votes will have no effect on any shareholder proposal

78	McDonald’s Corporation

Questions and Answers

With respect to the election of Directors, Directors will be elected by a majority of votes cast, which means that a nominee is elected only if the votes cast for his or her election exceed the votes cast against his or her election. With respect to the advisory vote to approve executive compensation, the ratification of the appointment of EY as our independent auditor for 2021 and the advisory votes on the shareholder proposals, shareholders may (i) vote in favor; (ii) vote against; or (iii) abstain from voting. Under our By-Laws, to be approved, these proposals must receive the affirmative vote of a majority of the voting power of the shares represented at our Annual Shareholders’ Meeting and entitled to vote thereon to be deemed approved by the shareholders.

Broadridge Financial Solutions, Inc. (Broadridge), our independent inspector of election, will treat abstentions on any one or more of the proposals submitted for shareholder action as shares present for purposes of determining a quorum, but an abstention on any proposal (other than Director elections) will have the effect of a vote against approval of that proposal.

5.	How Can I Attend the Virtual Annual Shareholders’ Meeting?

To participate in the virtual meeting, please visit www.virtualshareholdermeeting.com/MCD2021 and enter the unique control number included in your Notice of Internet Availability, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in street name and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through proxyvote.com, then you may access, participate in, and vote at the Annual Shareholders’ Meeting with the 16-digit control number indicated on that voting instruction form or Notice of Internet Availability. If you hold your shares in street name and did not receive a 16-digit control number, please contact your bank, broker or other nominee at least five days before the Annual Shareholders’ Meeting and obtain a legal proxy to be able to participate in or vote at the meeting.

We will have a virtual-only Annual Shareholders’ Meeting in 2021. To participate in the virtual meeting, including to vote and ask questions, shareholder of records should visit www.virtualshareholdermeeting.com/MCD2021 and enter the 16-digit control number included in your Notice of Internet Availability, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in street name and your voting instruction form or Notice of Internet Availability indicates that you may vote these shares through proxyvote.com, the you may access, participate in and vote at the Annual Shareholders’ Meeting at www.virtualshareholdermeeting.com/MCD2021 with the 16-digit control number indicated on your voting instruction form or Notice of Internet Availability. If you hold your shares in street name and did not receive a 16-digit control number, please contact your bank, broker or other nominee at least five days before the Annual Shareholders’ Meeting and obtain a legal proxy to be able to participate at the meeting.

If you wish to submit a question during the meeting, you may log into www.virtualshareholdermeeting.com/MCD2021 and enter your 16-digit control number and enter a question at the applicable place and click “submit.” We will answer questions relevant to meeting matters that comply with the meeting rules of conduct during our Annual Shareholders’ Meeting, subject to time constraints.

You may begin to log into the meeting platform beginning at 9:15 a.m. Central Time on Thursday, May 20, 2021. The meeting will begin promptly at 9:30 a.m. Central Time on May 20, 2021.

Non-shareholders guests may attend the Annual Shareholders’ Meeting, but will not be able to vote or ask questions.

6.	How Can I Vote Before our Annual Shareholders’ Meeting?

We encourage shareholders to vote before our Annual Shareholders’ Meeting. Most shareholders have a choice of voting before our Annual Shareholders’ Meeting by proxy over the Internet, by telephone, by tablet or smartphone by scanning a QR code, or by using a traditional proxy card or voting instruction form. Refer to the Notice or your proxy card or voting instruction form to see which options are available to you and how to use them. The Internet, telephone and tablet or smartphone voting procedures are designed to authenticate shareholders’ identities and to confirm that their instructions have been properly recorded 401(k) Plan participants, please see the proxy card for voting instructions and note that your votes must be cast by 11:59 p.m. Eastern Time on May 17, 2021.

2021 Proxy Statement	79

Questions and Answers

7.	Can I Vote at the Virtual Annual Shareholders’ Meeting?

We encourage you to vote before the Annual Shareholders’ Meeting. You also may vote online during the virtual Annual Shareholders’ Meeting by following the instructions provided at www.virtualshareholdermeeting.com/MCD2021 and entering the 16-digit control number included in your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares in street name and did not receive a 16-digit control number, please contact your bank, broker or other nominee at least five days before the Annual Shareholders’ Meeting and obtain a legal proxy to be able to vote at the meeting.

8.	What is a Quorum?

A quorum will be present if the holders of a majority of the shares of common stock entitled to vote are present virtually at our Annual Shareholders’ Meeting or represented by proxy. Broadridge will determine whether a quorum is present.

9.	How are Votes Tabulated?

Broadridge will tabulate all votes cast at our Annual Shareholders’ Meeting.

10.	What is the Difference Between Holding Shares as a Registered Shareholder or a Beneficial Holder?

If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered a registered shareholder with respect to those shares. If you hold your shares through an intermediary, such as a bank or broker, then you are considered the beneficial holder of those shares.

11.	What if I am a Registered Shareholder and Do Not Specify a Choice When Returning a Proxy?

All valid proxies properly executed and received by us before our Annual Shareholders’ Meeting will be voted as directed by shareholders. Registered shareholders who submit an executed proxy, but do not specify how they want their shares voted, will have their shares voted as follows:

●	FOR the election of all our Board’s nominees for Director as set forth under Election of Directors;
●	FOR the approval, on an advisory basis, of executive compensation;
●	FOR the ratification of the appointment of EY as our independent auditor for 2021; and
●	AGAINST all the shareholder proposals.

12.	What if I am a Beneficial Holder and Do Not Give Instructions on How to Vote?

Each intermediary is subject to certain NYSE rules regarding voting and votes according to its own procedures. Under NYSE rules, the proposal to ratify the appointment of EY is considered a discretionary item. This means that brokerage firms may vote in their discretion on behalf of clients who have not furnished voting instructions at least 15 days before our Annual Shareholders’ Meeting. In contrast, all other proposals in this Proxy Statement are non-discretionary items. Brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals. These broker non-votes will not be considered in determining the number of votes necessary for approval and, therefore, will have no effect on the outcome of the votes for these proposals.

80	McDonald’s Corporation

Questions and Answers

13.	What if I Want to Change My Vote?

Registered shareholders may revoke their proxy and change their vote before our Annual Shareholders’ Meeting by submitting written notice to the Corporate Secretary or by submitting a later dated and properly executed proxy (by Internet, tablet, smartphone, telephone or mail), which must be received by our Company before 11:59 p.m. on May 19, 2021, or by attending the virtual Annual Shareholders’ Meeting and voting online, as indicated above under “How Can I Vote at the Virtual Annual Shareholders’ Meeting.” Beneficial holders may change or revoke their voting instructions before our Annual Shareholders’ Meeting by providing instructions again through the means specified on their voting instruction form (with most having the option of doing so by Internet, tablet, smartphone, telephone or mail), which must be received before 11:59 p.m. on May 19, 2021, or by attending the virtual Annual Shareholders’ Meeting and voting online, as indicated above under “How Can I Vote at the Virtual Annual Shareholders’ Meeting.”

14.	Are Votes Confidential?

Our policy is to protect the confidentiality of shareholder votes. Throughout the voting process, votes will not be disclosed to us or our Directors, officers or employees, except to meet legal requirements or to assert or defend claims for or against our Company or except in those limited circumstances where (i) a proxy solicitation is contested or (ii) you authorize disclosure. The inspector of election has been and will remain independent. Nothing in this policy prohibits you from disclosing the nature of your vote to us or our Directors, officers or employees, or impairs voluntary communication between us, nor does this prevent us from ascertaining which shareholders have voted or from making efforts to encourage shareholders to vote.

15.	How are Proxies Solicited, and What is the Cost?

We will provide the Notice, electronic delivery of the proxy materials or mailing of the 2021 Proxy Statement, the 2020 Annual Report on Form 10-K and a proxy card to shareholders beginning on or about April 8, 2021, in connection with the solicitation of proxies our Board on our Company’s behalf to be used at our Annual Shareholders’ Meeting. We will pay the cost of soliciting proxies. We have retained Kingsdale Advisors for certain advisory and solicitation services at a fee of approximately $70,000. Proxies also may be solicited on our Company’s behalf by our Directors and employees by mail, telephone, facsimile, email or in person. Those individuals will not receive additional compensation for their work.

16.	How Can I View or Request Copies of Corporate Documents and SEC Filings?

Shareholders may access financial and other information on the investor section of our website at: www.investor. mcdonalds.com. Copies of these documents and other information are also available free of charge by sending a request to: shareholder.services@us.mcd.com. Also available on our website or upon request, free of charge, are copies of the following documents:

●	Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
●	Certificate of Incorporation and By-Laws;
●	Committee Charters;
●	Corporate Governance Principles;
●	Standards on Director Independence;
●	Standards of Business Conduct, which apply to all officers and employees;
●	Code of Conduct for the Board of Directors;
●	Policy for Preapproval of Audit and Non-Audit Services; and
●	Political Contribution Policy

2021 Proxy Statement	81

Questions and Answers

A list of shareholders of record entitled to vote at our Annual Shareholders’ Meeting will be available for inspection by any shareholder, for any purpose related to the meeting, for ten days before our Annual Shareholders’ Meeting during ordinary business hours at our principal executive offices at 110 North Carpenter Street, Chicago, Illinois 60607. Please contact corporatesecretary@us.mcd.com to schedule an appointment to review the list. The list also will be available electronically during the Annual Shareholders’ Meeting at www.virtualshareholdermeeting.com/MCD2021.

17.	What is Householding?

Shareholders who share the same last name and address will receive one package containing a separate Notice for each individual shareholder at that address. Shareholders who have elected to receive paper copies and who share the same last name and address will receive only one set of our Annual Report on Form 10-K and Proxy Statement, unless such shareholders have notified us that they wish to continue receiving multiple copies. This method of delivery, known as “householding,” will help ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources.

If you hold our stock certificates or have book-entry shares at Computershare, you can opt out of the householding practice and receive prompt delivery of a separate copy of the materials by calling 1-800-621-7825 (toll-free) from the U.S. and Canada, or 1-312-360-5129 from other countries, or by writing to McDonald’s Shareholder Services, c/o Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233. If you would like to opt out of this practice and you are a beneficial holder, please contact your bank or broker.

If you are receiving multiple copies of proxy materials at your household and would prefer to receive a single copy of these materials, please contact McDonald’s Shareholder Services c/o Computershare at the above numbers or address. If you are a beneficial holder, please contact your bank or broker.

82	McDonald’s Corporation

Meeting Information

We will have a virtual Annual Shareholders’ Meeting in 2021. There will not be a physical location for our 2021 Annual Shareholders’ Meeting, and you will not be able to attend in person.

To participate in the virtual meeting, please visit www.virtualshareholdermeeting.com/MCD2021 and enter the 16-digit control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If you are a record holder or your shares are held in street name and your voting instruction form or Notice of Internet Availability indicates that you may vote those shares through proxyvote.com, then you may access, participate in, and vote at the Annual Shareholders’ Meeting with the 16-digit control number indicated on that voting instruction form or Notice of Internet Availability. If you hold your shares in street name and did not receive a 16-digit control number, please contact your bank, broker or other nominee at least five days before the Annual Shareholders’ Meeting and obtain a legal proxy to be able to participate in or vote at the meeting.

Shareholders who participate in the virtual meeting via the shareholder log-in may ask a question and vote during the virtual meeting while the polls are open, but we encourage you to vote before the meeting by following the instructions on your Notice, proxy card or voting instruction form. Shareholders who do not log-in to the virtual meeting portal with their control number and other information requested on the log-in page may not ask questions, vote their shares or view the shareholder list during the meeting. A guest log-in option will be available in listen-only mode.

Shareholders and guests may log into the meeting platform beginning at 9:15 a.m. Central Time on Thursday, May 20, 2021. The meeting will begin promptly at 9:30 a.m. Central Time on May 20, 2021.

The virtual meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plug-ins. Please ensure that you have a strong WiFi connection wherever you intend to participate in the meeting. Please also give yourself sufficient time to log-in and ensure you can hear the streaming audio before the meeting starts. If you encounter any technical difficulties with the virtual meeting website on the meeting day, please call the technical support number that will be posted on the virtual meeting log-in page. Technical support will be available starting at 9:15 a.m. Central Time and until the meeting has finished.

We will answer questions relevant to meeting matters that comply with the meeting rules of conduct during the Annual Shareholders’ Meeting, subject to time constraints. We reserve the right to exclude questions that are not relevant to meeting matters or to edit profanity or other inappropriate language. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions relevant to meeting matters that we do not have time to answer during the meeting will be posted to our website following the meeting. Questions regarding personal matters or matters not relevant to meeting matters will not be answered.

A replay of the meeting will be made available on our website at www.investor.mcdonalds.com after the meeting and will remain available for approximately 30 days following the meeting.

2021 Proxy Statement	83

All trademarks used herein
are the property of their
respective owners.

© 2021 McDonald’s
MCD15-4858

C/O McDONALD'S CORPORATION
POST OFFICE BOX 9112
FARMINGDALE, NY 11735-9544

McDONALD'S CORPORATION
ANNUAL SHAREHOLDERS' MEETING
FOR HOLDERS AS OF 3/22/21
TO BE HELD ON 5/20/21 AT 9:30 A.M. CENTRAL TIME
Your vote is important. Thank you for voting.

Read the Proxy Statement and have the proxy card in hand. Please note that the telephone and pre-meeting Internet voting turns off at 11:59 p.m. Eastern Time on May 19, 2021. 401(k) plan participants must vote by 11:59 p.m. Eastern Time on May 17, 2021.
Vote by Internet:	Before the meeting - www.proxyvote.com or scan the QR code above with your smartphone.
During the meeting - www.virtualshareholdermeeting.com/MCD2021

Vote by Phone:	1-800-690-6903

Vote by Mail:	Complete this proxy card, sign and return it using the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D46572-P49731-Z79143

McDONALD'S CORPORATION

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

A Proposals

This proxy is solicited on behalf of the Board of Directors (the Board) of McDonald’s Corporation (the Company). The shares represented by this proxy will be voted as directed by the shareholder (see reverse side). If this signed card contains no specific voting instructions, the shares will be voted with the Board’s recommendations, except for 401(k) Plan participants.

The Board recommends a vote FOR each of the nominees identified on this proxy.

1.	Election of Directors (each for a one-year term expiring in 2022):	For	Against	Abstain
1a.	Lloyd Dean	☐	☐	☐
1b.	Robert Eckert	☐	☐	☐
1c.	Catherine Engelbert	☐	☐	☐
1d.	Margaret Georgiadis	☐	☐	☐
1e.	Enrique Hernandez, Jr.	☐	☐	☐
1f.	Christopher Kempczinski	☐	☐	☐
1g.	Richard Lenny	☐	☐	☐
1h.	John Mulligan	☐	☐	☐
1i.	Sheila Penrose	☐	☐	☐
1j.	John Rogers, Jr.	☐	☐	☐
1k.	Paul Walsh	☐	☐	☐
1l.	Miles White	☐	☐	☐
The Board recommends a vote FOR management proposals 2 and 3.		For	Against	Abstain
2.	Advisory vote to approve executive compensation.	☐	☐	☐
3.	Advisory vote to ratify the appointment of Ernst & Young LLP as independent auditor for 2021.	☐	☐	☐

The Board recommends a vote AGAINST shareholder proposals 4 through 6.		For	Against	Abstain
4.	Advisory vote on a shareholder proposal requesting a report on sugar and public health, if properly presented.	☐	☐	☐

5.	Advisory vote on a shareholder proposal requesting a report on antibiotics and public health costs, if properly presented.	☐	☐	☐

6.	Advisory vote on a shareholder proposal requesting the ability for shareholders to act by written consent, if properly presented.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

B Authorized Signatures — This section MUST be completed for your vote to be counted. — Sign and Date Below

I (we) hereby revoke any proxy previously given, and appoint Christopher Kempczinski, Kevin Ozan and Mahrukh Hussain, and each of them, as proxies with full power of substitution to vote in the manner provided above, all shares the undersigned is entitled to vote at the McDonald’s Corporation 2021 Annual Shareholders’ Meeting, or any postponement or adjournment thereof, and further authorize each such proxy to vote in his or her discretion on any other matter that may properly come before the meeting or any adjournment or postponement thereof, including, without limitation, to vote for the election of such substitute nominee(s) for Director as such proxies may select in the event that any nominee(s) named above become(s) unable to serve. (401(k) Plan participants are appointing Plan Trustee – see reverse side.)
Please sign as your name(s) appear(s) above and return the card promptly. If signing for a corporation or partnership, or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you attend the meeting and decide to vote online through the virtual meeting website, such vote will supersede this proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature [PLEASE SIGN WITHIN BOX]	Date

McDonald’s Corporation Annual Shareholders’ Meeting Information

Thursday, May 20, 2021
9:30 a.m. Central Time

Virtual meeting at www.virtualshareholdermeeting.com/MCD2021
To be admitted to the meeting as a shareholder, you must enter the control number on this proxy card.

Important Notice Regarding the Availability of Proxy Materials for
McDonald’s Annual Shareholders’ Meeting to be Held on May 20, 2021:

The Notice and Proxy Statement and the 2020 Annual Report to Shareholders are available at www.proxyvote.com.

D46573-P49731-Z79143

Proxy — McDONALD'S CORPORATION

Voting Instructions for McDonald’s Corporation 401(k) Plan Participants

401(k) plan participants must vote by 11:59 p.m. Eastern Time on May 17, 2021.

When casting your vote, you are directing the Trustee of the trust funding the McDonald's Corporation 401(k) Plan (the "Plan") in which you participate to vote the McDonald's shares credited to the account(s) under the Plan. When you vote these shares, you should consider your own long-term best interests as a Plan participant. In addition, you are directing the Trustee to vote shares held in the Plan that have not been voted by other participants and/or vote Plan shares that have not yet been credited to participants' accounts. When you direct the vote of these shares, you have a special responsibility to consider the long-term best interest of other Plan participants.

Your vote on the front page will direct the Trustee to vote:

●	Shares credited to the account(s) under the Plan;
●	Shares not voted and shares that have not yet been credited to Plan participants' accounts, if applicable.

If you do not specify voting instructions, the Trustee will vote the shares in accordance with the terms of the Plan.

If you do NOT want to vote all shares in the same way, please contact Broadridge, the independent inspector of election, via email at mcdonalds@broadridge.com, or indicate that you want to vote the Plan shares and registered shares separately. Your directions to vote shares held in the Plan will be kept confidential by Broadridge.